                                                                   Exhibit 10(f)

PJM Interconnection, L.L.C.
First Revised Rate Schedule FERC No. 24

================================================================================



                             Amended and Restated

                              Operating Agreement

                                      of

                          PJM Interconnection, L.L.C.




            Includes FERC-Approved Revisions As Of February 7, 2001.


================================================================================

Issued By:     Richard A. Drom                      Effective: November 10, 2000
               Vice President, General Counsel
Issued On:     November 9, 2000

PJM Interconnection, L.L.C.                                 Original Sheet No. 1
First Revised Rate Schedule FERC No. 24

                              OPERATING AGREEMENT
--------------------------------------------------------------------------------


                               TABLE OF CONTENTS

1. DEFINITIONS............................................................. 15
     1.1 Act............................................................... 15
     1.2 Affiliate......................................................... 15
     1.3 Agreement......................................................... 15
     1.4 Annual Meeting of the Members..................................... 15
     1.5 Board Member...................................................... 15
     1.6 Capacity Resource................................................. 15
     1.7 Control Area...................................................... 16
     1.8 Electric Distributor.............................................. 16
     1.9 Effective Date.................................................... 16
     1.10 Emergency........................................................ 16
     1.11 End-Use Customer................................................. 16
     1.12 FERC............................................................. 16
     1.13 Finance Committee................................................ 17
     1.14 Generation Owner................................................. 17
     1.15 Good Utility Practice............................................ 17
     1.16 Interconnection.................................................. 17
     1.17 LLC.............................................................. 17
     1.18 Load Serving Entity.............................................. 17
     1.19 Locational Marginal Price........................................ 17
     1.20 MAAC............................................................. 17
     1.21 Market Buyer..................................................... 18
     1.22 Market Participant............................................... 18
     1.23 Market Seller.................................................... 18
     1.24 Member........................................................... 18
     1.25 Members Committee................................................ 18
     1.26 NERC............................................................. 18
     1.27 Office of the Interconnection.................................... 18
     1.28 Operating Reserve................................................ 18
     1.29 Original PJM Agreement........................................... 18
     1.30 Other Supplier................................................... 18
     1.31 PJM Board........................................................ 19
     1.32 PJM Control Area................................................. 19
     1.33 PJM Dispute Resolution Procedures................................ 19
     1.34 PJM Interchange Energy Market.................................... 19
     1.35 PJM Manuals...................................................... 19

Issued By:  Richard A. Drom                       Effective:   November 10, 2000
            Vice President, General Counsel
Issued On:  November 9, 2000

PJM Interconnection, L.L.C.                                 Original Sheet No. 2
First Revised Rate Schedule FERC No. 24

     1.36 PJM Tariff....................................................... 19
     1.37 Planning Period.................................................. 19
     1.38 President........................................................ 19
     1.39 Related Parties.................................................. 19
     1.40 Reliability Assurance Agreement.................................. 20
     1.41 Sector Votes..................................................... 20
     1.42 State............................................................ 20
     1.43 System........................................................... 20
     1.44 Transmission Facilities.......................................... 20
     1.45 Transmission Owner............................................... 20
     1.46 Transmission Owners Agreement.................................... 20
     1.47 User Group....................................................... 20
     1.48 Voting Member.................................................... 20
     1.49 Weighted Interest................................................ 21
2. FORMATION, NAME; PLACE OF BUSINESS...................................... 21
     2.1 Formation of LLC; Certificate of Formation........................ 21
     2.2 Name of LLC....................................................... 22
     2.3 Place of Business................................................. 22
     2.4 Registered Office and Registered Agent............................ 22
3. PURPOSES AND POWERS OF LLC.............................................. 22
     3.1 Purposes.......................................................... 22
     3.2 Powers............................................................ 22
4. EFFECTIVE DATE AND TERMINATION.......................................... 23
     4.1 Effective Date and Termination.................................... 23
     4.2 Governing Law..................................................... 23
5. WORKING CAPITAL AND CAPITAL CONTRIBUTIONS............................... 23
     5.1 Funding of Working Capital and Capital Contributions.............. 23
     5.2 Contributions to Association...................................... 24
6. TAX STATUS AND DISTRIBUTIONS............................................ 24
     6.1 Tax Status........................................................ 24
     6.2 Return of Capital Contributions................................... 24
     6.3 Liquidating Distribution.......................................... 25
7. PJM BOARD............................................................... 25
     7.1 Composition....................................................... 25
     7.2 Qualifications.................................................... 26
     7.3 Term of Office.................................................... 26
     7.4 Quorum............................................................ 26
     7.5 Operating and Capital Budgets..................................... 27
            7.5.1 Finance Committee........................................ 27
            7.5.2 Adoption of Budgets...................................... 27

Issued By:  Richard A. Drom                       Effective:   November 10, 2000
            Vice President, General Counsel
Issued On:  November 9, 2000

PJM Interconnection, L.L.C.                                 Original Sheet No. 3
First Revised Rate Schedule FERC No. 24

     7.6 By-laws........................................................... 27
     7.7 Duties and Responsibilities of the PJM Board...................... 27
8. MEMBERS COMMITTEE....................................................... 29
     8.1 Sectors........................................................... 29
            8.1.1 Designation.............................................. 29
            8.1.2 Related Parties.......................................... 30
     8.2 Representatives................................................... 30
            8.2.1 Appointment.............................................. 30
            8.2.2 Regulatory Authorities................................... 30
            8.2.3 Initial Representatives.................................. 30
            8.2.4 Change of or Substitution for a Representative........... 30
     8.3 Meetings.......................................................... 31
            8.3.1 Regular and Special Meetings............................. 31
            8.3.2 Attendance............................................... 31
            8.3.3 Quorum................................................... 31
     8.4 Manner of Acting.................................................. 31
     8.5 Chair and Vice Chair of the Members Committee..................... 32
            8.5.1 Selection and Term....................................... 32
            8.5.2 Duties................................................... 32
     8.6 Other Committees.................................................. 32
     8.7 User Groups....................................................... 32
     8.8 Powers of the Members Committee................................... 33
9. OFFICERS................................................................ 33
     9.1 Election and Term................................................. 33
     9.2 President......................................................... 34
     9.3 Secretary......................................................... 34
     9.4 Treasurer......................................................... 34
     9.5 Renewal of Officers; Vacancies.................................... 35
     9.6 Compensation...................................................... 35
10. OFFICE OF THE INTERCONNECTION.......................................... 35
     10.1 Establishment.................................................... 35
     10.2 Processes and Organization....................................... 35
     10.3 Confidential Information......................................... 35
     10.4 Duties and Responsibilities...................................... 35
11. MEMBERS................................................................ 37
     11.1 Management Rights................................................ 37
     11.2 Other Activities................................................. 37
     11.3 Member Responsibilities.......................................... 37
            11.3.1 General................................................. 37

Issued By:  Richard A. Drom                       Effective:   November 10, 2000
            Vice President, General Counsel
Issued On:  November 9, 2000

PJM Interconnection, L.L.C.                                 Original Sheet No. 4
First Revised Rate Schedule FERC No. 24

             11.3.2 Facilities Planning and Operation...................... 38
             11.3.3 Electric Distributors.................................. 39
             11.3.4 Reports to the Office of the Interconnection........... 40
      11.4 Regional Transmission Expansion Planning Protocol............... 40
      11.5 Member Right to Petition........................................ 41
      11.6 Membership Requirements......................................... 41
12. TRANSFERS OF MEMBERSHIP INTEREST....................................... 42
13. INTERCHANGE............................................................ 42
      13.1 Interchange Arrangements with Non-Members....................... 42
      13.2 Energy Market................................................... 42
14. METERING............................................................... 43
      14.1 Installation, Maintenance and Reading of Meters................. 43
      14.2 Metering Procedures............................................. 43
      14.3 Integrated Megawatt-Hours....................................... 43
      14.4 Meter Locations................................................. 43
15. ENFORCEMENT OF OBLIGATIONS............................................. 43
      15.1 Failure to Meet Obligations..................................... 43
             15.1.1 Termination of Market Buyer Rights..................... 43
             15.1.2 Termination of Market Seller Rights.................... 43
             15.1.3 Payment of Bills....................................... 44
      15.2 Enforcement of Obligations...................................... 45
      15.3 Obligations to a Member in Default.............................. 45
      15.4 Obligations of a Member in Default.............................. 45
      15.5 No Implied Waiver............................................... 45
16. LIABILITY AND INDEMNITY................................................ 46
      16.1 Members......................................................... 46
      16.2 LLC Indemnified Parties......................................... 47
      16.3 Worker's Compensation Claims.................................... 48
      16.4 Limitation of Liability......................................... 48
      16.5 Resolution of Disputes.......................................... 48
      16.6 Gross Negligence or Willful Misconduct.......................... 48
      16.7 Insurance....................................................... 48
17. MEMBER REPRESENTATIONS, WARRANTIES AND COVENANTS....................... 48
      17.1 Representations and Warranties.................................. 48
             17.1.1 Organization and Existence............................. 49
             17.1.2 Power and Authority.................................... 49
             17.1.3 Authorization and Enforceability....................... 49
             17.1.4 No Government Consents................................. 49
             17.1.5 No Conflict or Breach.................................. 49
             17.1.6 No Proceedings......................................... 49
      17.2 Municipal Electric Systems...................................... 50

Issued By:  Richard A. Drom                       Effective:   November 10, 2000
            Vice President, General Counsel
Issued On:  November 9, 2000

PJM Interconnection, L.L.C.                                 Original Sheet No. 5
First Revised Rate Schedule FERC No. 24

      17.3 Survival........................................................ 50
18. MISCELLANEOUS PROVISIONS............................................... 50
      18.1 [Reserved]...................................................... 50
      18.2 Fiscal and Taxable Year......................................... 50
      18.3 Reports......................................................... 50
      18.4 Bank Accounts; Checks, Notes and Drafts......................... 50
      18.5 Books and Records............................................... 51
      18.6 Amendment....................................................... 51
      18.7 Interpretation.................................................. 52
      18.8 Severability.................................................... 52
      18.9 Force Majeure................................................... 52
      18.10 Further Assurances............................................. 52
      18.11 Seal........................................................... 52
      18.12 Counterparts................................................... 53
      18.13 Costs of Meetings.............................................. 53
      18.14 Notice......................................................... 53
      18.15 Headings....................................................... 53
      18.16 No Third-Party Beneficiaries................................... 53
      18.17 Confidentiality................................................ 54
             18.17.1 Party Access.......................................... 54
             18.17.2 Required Disclosure................................... 55
             18.17.3 Disclosure to FERC.................................... 55
      18.18 Termination and Withdrawal..................................... 56
             18.18.1 Termination........................................... 56
             18.18.2 Withdrawal............................................ 56
             18.18.3 Winding Up............................................ 56
SCHEDULE 1 - PJM INTERCHANGE ENERGY MARKET................................. 57
1. MARKET OPERATIONS....................................................... 57
      1.1 Introduction..................................................... 57
      1.2 Cost-based Offers................................................ 57
      1.3 Definitions...................................................... 57
             1.3.1 Day-ahead Energy Market................................. 57
             1.3.1A Day-ahead Prices....................................... 57
             1.3.1B Decrement Bid.......................................... 57
             1.3.1C Dispatch Rate.......................................... 58
             1.3.2 Equivalent Load......................................... 58
             1.3.3 External Market Buyer................................... 58
             1.3.4 External Resource....................................... 58
             1.3.5 Fixed Transmission Right................................ 58
             1.3.6 Generating Market Buyer................................. 58
             1.3.7 Generator Forced Outage................................. 58
             1.3.8 Generator Maintenance Outage............................ 58
             1.3.9 Generator Planned Outage................................ 59

Issued By:  Richard A. Drom                       Effective:   November 10, 2000
            Vice President, General Counsel
Issued On:  November 9, 2000

PJM Interconnection, L.L.C.                                 Original Sheet No. 6
First Revised Rate Schedule FERC No. 24

            1.3.9A Increment Bid........................................... 59
            1.3.10 Internal Market Buyer................................... 59
            1.3.11 Inadvertent Interchange................................. 59
            1.3.12 Market Operations Center................................ 59
            1.3.13 Maximum Generation Emergency............................ 59
            1.3.14 Minimum Generation Emergency............................ 59
            1.3.14A  NERC Interchange Distribution Calculator.............. 60
            1.3.15 Network Resource........................................ 60
            1.3.16 Network Service User.................................... 60
            1.3.17 Network Transmission Service............................ 60
            1.3.18 Normal Maximum Generation............................... 60
            1.3.19 Normal Minimum Generation............................... 60
            1.3.20 Offer Data.............................................. 60
            1.3.21 Office of the Interconnection Control Center............ 60
            1.3.22 Operating Day........................................... 60
            1.3.23 Operating Margin........................................ 61
            1.3.24 Operating Margin Customer............................... 61
            1.3.25 PJM Interchange......................................... 61
            1.3.26 PJM Interchange Export.................................. 61
            1.3.27 PJM Interchange Import.................................. 61
            1.3.28 PJM Open Access Same-time Information System............ 61
            1.3.29 Point-to-Point Transmission Service..................... 62
            1.3.30 Ramping Capability...................................... 62
            1.3.30A Real-time Prices....................................... 62
            1.3.30B Real-time Energy Market................................ 62
            1.3.31 Regulation.............................................. 62
            1.3.32 Spot Market Backup...................................... 62
            1.3.33 Spot Market Energy...................................... 62
            1.3.33A State Estimator........................................ 62
            1.3.34 Transmission Congestion Charge.......................... 62
            1.3.35 Transmission Congestion Credit.......................... 63
            1.3.36 Transmission Customer................................... 63
            1.3.37 Transmission Forced Outage.............................. 63
            1.3.37A  Transmission Loading Relief........................... 63
            1.3.37B  Transmission Loading Relief Customer.................. 63
            1.3.38 Transmission Planned Outage............................. 63
     1.4 Market Buyers..................................................... 63
            1.4.1 Qualification............................................ 63
            1.4.2 Submission of Information................................ 64
            1.4.3 Fees and Costs........................................... 65
            1.4.4 Office of the Interconnection Determination.............. 65
            1.4.5 Existing Participants.................................... 65
            1.4.6 Withdrawal............................................... 65

Issued By:  Richard A. Drom                       Effective:   November 10, 2000
            Vice President, General Counsel
Issued On:  November 9, 2000

PJM Interconnection, L.L.C.                                 Original Sheet No. 7
First Revised Rate Schedule FERC No. 24

     1.5 Market Sellers....................................................  66
            1.5.1 Qualification............................................  66
            1.5.2 Withdrawal...............................................  66
     1.6 Office of the Interconnection.....................................  66
            1.6.1 Operation of the PJM Interchange Energy Market...........  66
            1.6.2 Scope of Services........................................  67
            1.6.3 Records and Reports......................................  68
            1.6.4 PJM Manuals..............................................  68
     1.7 General...........................................................  68
            1.7.1 Market Sellers...........................................  68
            1.7.2 Market Buyers............................................  68
            1.7.3 Agents...................................................  68
            1.7.4 General Obligations of the Market Participants...........  69
            1.7.5 Market Operations Center.................................  70
            1.7.6 Scheduling and Dispatching...............................  70
            1.7.7 Pricing..................................................  71
            1.7.8 Generating Market Buyer Resources........................  71
            1.7.9 Delivery to an External Market Buyer.....................  71
            1.7.10 Other Transactions......................................  71
            1.7.11 Emergencies.............................................  72
            1.7.12 Fees and Charges........................................  72
            1.7.13 Relationship to PJM Control Area........................  72
            1.7.14 PJM Manuals.............................................  73
            1.7.15 Corrective Action.......................................  73
            1.7.16 Recording...............................................  73
            1.7.17 Operating Reserves......................................  73
            1.7.18 Regulation..............................................  74
            1.7.19 Ramping.................................................  74
            1.7.20 Communication and Operating Requirements................  75
     1.8 Selection, Scheduling and Dispatch Procedure Adjustment Process...  76
            1.8.1 PJM Dispute Resolution Agreement.........................  76
            1.8.2 Market or Control Area Hourly Operational Disputes.......  76
     1.9 Prescheduling.....................................................  77
            1.9.1 Outage Scheduling........................................  77
            1.9.2 Planned Outages..........................................  77
            1.9.3 Generator Maintenance Outages............................  78
            1.9.4 Forced Outages...........................................  78
            1.9.5 Market Participant Responsibilities......................  78
            1.9.6 Internal Market Buyer Responsibilities...................  79
            1.9.7 Market Seller Responsibilities...........................  79
            1.9.8 Office of the Interconnection Responsibilities...........  79

Issued By:  Richard A. Drom                         Effective: November 10, 2000
            Vice President, General Counsel
Issued On:  November 9, 2000

PJM Interconnection, L.L.C.                                 Original Sheet No. 8
First Revised Rate Schedule FERC No. 24

     1.10 Scheduling.......................................................   80
            1.10.1 General.................................................   80
            1.10.1A Day-Ahead Energy Market Scheduling.....................   80
            1.10.2 Pool-Scheduled Resources................................   83
            1.10.3 Self-scheduled Resources................................   84
            1.10.4 Capacity Resources......................................   84
            1.10.5 External Resources......................................   85
            1.10.6 External Market Buyers..................................   85
            1.10.6A  Transmission Loading Relief Customers.................   86
            1.10.7 Bilateral Transactions..................................   86
            1.10.8 Office of the Interconnection Responsibilities..........   87
            1.10.9 Hourly Scheduling.......................................   88
     1.11 Dispatch.........................................................   89
            1.11.1 Resource Output.........................................   89
            1.11.2 Operating Basis.........................................   89
            1.11.3 Pool-dispatched Resources...............................   89
            1.11.3A  Maximum Generation Emergency..........................   90
            1.11.4 Regulation..............................................   90
            1.11.5 PJM Open Access Same-time Information System............   90
     1.12 Dynamic Scheduling...............................................   91
2. CALCULATION OF LOCATIONAL MARGINAL PRICES...............................   91
     2.1 Introduction......................................................   91
     2.2 General...........................................................   91
     2.3 Determination of System Conditions Using the State Estimator......   92
     2.4 Determination of Energy Offers Used in Calculating Real-time Prices  92
     2.5 Calculation of Real-time Prices...................................   93
     2.6 Calculation of Day-ahead Prices...................................   94
     2.7 Performance Evaluation............................................   94
3. ACCOUNTING AND BILLING..................................................   94
     3.1 Introduction......................................................   94
     3.2 Market Buyers.....................................................   94
            3.2.1 Spot Market Energy.......................................   94
            3.2.2 Regulation...............................................   97
            3.2.3 Operating Reserves.......................................   98
            3.2.4 Transmission Congestion..................................  101
            3.2.5 Transmission Losses......................................  101
            3.2.6 Emergency Energy.........................................  102
            3.2.7 Billing..................................................  102
     3.3 Market Sellers....................................................  103
            3.3.1 Spot Market Energy.......................................  103
            3.3.2 Regulation...............................................  103
            3.3.3 Operating Reserves.......................................  104
            3.3.4 Emergency Energy.........................................  104
            3.3.5 Billing..................................................  104

Issued By:  Richard A. Drom                         Effective: November 10, 2000
            Vice President, General Counsel
Issued On:  November 9, 2000

PJM Interconnection, L.L.C.                                 Original Sheet No. 9
First Revised Rate Schedule FERC No. 24

     3.4 Transmission Customers............................................ 104
            3.4.1 Transmission Congestion.................................. 104
            3.4.2 Transmission Losses...................................... 104
            3.4.3 Billing.................................................. 105
     3.5 Other Control Areas............................................... 105
            3.5.1 Energy Sales............................................. 105
            3.5.2 Operating Margin Sales................................... 105
            3.5.3 Transmission Congestion.................................. 105
            3.5.4 Billing.................................................. 106
     3.6 Metering Reconciliation........................................... 106
            3.6.1 Meter Correction Billing................................. 106
            3.6.2 Meter Corrections Between Market Participants............ 106
            3.6.3 500 kV Meter Errors...................................... 106
            3.6.4 Meter Corrections Between Control Areas.................. 106
            3.6.5 Meter Correction Data.................................... 106
            3.6.6 Correction Limits........................................ 107
4. RATE TABLE.............................................................. 107
     4.1 Offered Price Rates............................................... 107
     4.2 Transmission Losses............................................... 107
     4.3 Emergency Energy Purchases........................................ 107
5. CALCULATION OF TRANSMISSION CONGESTION CHARGES AND CREDITS.............. 107
     5.1 Transmission Congestion Charge Calculation........................ 107
            5.1.1 Calculation by Office of the Interconnection............. 107
            5.1.2 General.................................................. 107
            5.1.3 Network Service User Calculation......................... 107
            5.1.4 Transmission Customer Calculation........................ 108
            5.1.5 Operating Margin Customer Calculation.................... 108
            5.1.6 Transmission Loading Relief Customer Calculation......... 108
            5.1.7 Total Transmission Congestion Charges.................... 109
     5.2 Transmission Congestion Credit Calculation........................ 109
            5.2.1 Eligibility.............................................. 109
            5.2.2 Fixed Transmission Rights................................ 109
            5.2.3 Target Allocation for Network Service Users.............. 110
            5.2.4 Target Allocation for other Holders...................... 111
            5.2.5 Calculation of Transmission Congestion Credits........... 111
            5.2.6 Distribution of Excess Congestion Charges................ 111
     5.3 Unscheduled Transmission Service (Loop Flow)...................... 112
6. "MUST-RUN" FOR RELIABILITY GENERATION................................... 112
     6.1  Introduction..................................................... 112
     6.2  Identification of Facility Outages............................... 112
     6.3  Dispatch for Local Reliability................................... 112
            6.3.1  Request and Dispatch.................................... 112
            6.3.2  Designation of Facilities............................... 113

Issued By:  Richard A. Drom                         Effective: November 10, 2000
            Vice President, General Counsel
Issued On:  November 9, 2000

PJM Interconnection, L.L.C.                                Original Sheet No. 10
First Revised Rate Schedule FERC No. 24

     6.4  Price Caps....................................................... 113
            6.4.1  Applicability........................................... 113
            6.4.2  Level................................................... 114
7. FIXED TRANSMISSION RIGHTS AUCTIONS...................................... 114
     7.1  Auctions of Fixed Transmission Rights............................ 114
            7.1.1  Auction Period and Scope of Auctions.................... 115
            7.1.2  Frequency and Time of Auctions.......................... 115
            7.1.3 Duration of Fixed Transmission Rights.................... 115
     7.2  Fixed Transmission Rights Characteristics........................ 115
            7.2.1  Reconfiguration of Fixed Transmission Rights............ 115
            7.2.2  Specified Buses......................................... 115
            7.2.3  Transmission Congestion Charges......................... 115
     7.3  Auction Procedures............................................... 116
            7.3.1  Role of the Office of the Interconnection............... 116
            7.3.2  Notice of Offer......................................... 116
            7.3.3  Pending Applications for Firm Service................... 116
            7.3.4  On-Peak and Off-Peak Periods............................ 117
            7.3.5  Offers and Bids......................................... 117
            7.3.6  Determination of Winning Bids and Clearing Price........ 118
            7.3.7  Announcements of Winners and Prices..................... 118
            7.3.8  Auction Settlements..................................... 118
            7.3.9  Allocation of Auction Revenues.......................... 119
     7.4  Simultaneous Feasibility......................................... 119
SCHEDULE 2 - COMPONENTS OF COST............................................ 120
SCHEDULE 2 -- EXHIBIT A.................................................... 121
SCHEDULE 3 - ALLOCATION OF THE COST AND EXPENSES OF THE OFFICE OF
     THE INTERCONNECTION................................................... 123
SCHEDULE 4 - STANDARD FORM OF AGREEMENT TO BECOME A MEMBER OF
     THE LLC............................................................... 124
SCHEDULE 5 - PJM DISPUTE RESOLUTION PROCEDURES............................. 126
1. DEFINITIONS............................................................. 126
     1.1 Alternate Dispute Resolution Committee............................ 126
     1.2 MAAC Dispute Resolution Committee................................. 126
     1.3 Related PJM Agreements............................................ 126
2. PURPOSES AND OBJECTIVES................................................. 126
     2.1 Common and Uniform Procedures..................................... 126
     2.2 Interpretation.................................................... 126
3. NEGOTIATION AND MEDIATION............................................... 127
     3.1 When Required..................................................... 127
     3.2 Procedures........................................................ 127
            3.2.1 Initiation............................................... 127
            3.2.2 Selection of Mediator.................................... 127
     3.2 Procedures........................................................ 127
            3.2.1 Initiation............................................... 127
            3.2.2 Selection of Mediator.................................... 127

Issued By:  Richard A. Drom                         Effective: November 10, 2000
            Vice President, General Counsel
Issued On:  November 9, 2000

PJM Interconnection, L.L.C.                                Original Sheet No. 11
First Revised Rate Schedule FERC No. 24

            3.2.3 Advisory Mediator........................................ 127
            3.2.4 Mediation Process........................................ 128
            3.2.5 Mediator's Assessment.................................... 128
     3.3 Costs............................................................. 129
4. ARBITRATION............................................................. 129
     4.1 When Required..................................................... 129
     4.2 Binding Decision.................................................. 129
     4.3 Initiation........................................................ 129
     4.4 Selection of Arbitrator(s)........................................ 129
     4.5 Procedures........................................................ 130
     4.6 Summary Disposition and Interim Measures.......................... 130
            4.6.1 Lack of Good Faith Basis................................. 130
            4.6.2 Discovery Limits......................................... 130
            4.6.3 Interim Decision......................................... 130
     4.7 Discovery of Facts................................................ 131
            4.7.1 Discovery Procedures..................................... 131
            4.7.2 Procedures Arbitrator.................................... 131
     4.8 Evidentiary Hearing............................................... 131
     4.9 Confidentiality................................................... 132
            4.9.1 Designation.............................................. 132
            4.9.2 Compulsory Disclosure.................................... 132
            4.9.3 Public Information....................................... 132
     4.10 Timetable........................................................ 133
     4.11 Advisory Interpretations......................................... 133
     4.12 Decisions........................................................ 133
     4.13 Costs............................................................ 133
     4.14 Enforcement...................................................... 134
5. ALTERNATE DISPUTE RESOLUTION COMMITTEE.................................. 134
     5.1 Membership........................................................ 134
            5.1.1 Representatives.......................................... 134
            5.1.2 Term..................................................... 134
     5.2 Voting Requirements............................................... 134
     5.3 Officers.......................................................... 134
     5.4 Meetings.......................................................... 135
     5.5 Responsibilities.................................................. 135
SCHEDULE 6 -   REGIONAL TRANSMISSION EXPANSION PLANNING PROTOCOL........... 136
1. REGIONAL TRANSMISSION EXPANSION PLANNING PROTOCOL....................... 136
     1.1 Purpose and Objectives............................................ 136
     1.2 Conformity with NERC and MAAC Criteria............................ 136
     1.3 Establishment of Committees....................................... 136
     1.4 Contents of the Regional Transmission Expansion Plan.............. 137
     1.5 Procedure for Development of the Regional Transmission Expansion
         Plan.............................................................. 137

Issued By:  Richard A. Drom                         Effective: November 10, 2000
            Vice President, General Counsel
Issued On:  November 9, 2000

PJM Interconnection, L.L.C.                                Original Sheet No. 12
First Revised Rate Schedule FERC No. 24

            1.5.1 Commencement of the Process.............................. 137
            1.5.2 Development of Scope, Assumptions and Procedures......... 137
            1.5.3 Scope of Studies......................................... 138
            1.5.4 Supply of Data........................................... 138
            1.5.5 Coordination of the Regional Transmission Expansion
                  Plan..................................................... 138
            1.5.6 Development of the Recommended Regional Transmission
                  Expansion Plan........................................... 139
     1.6 Approval of the Final Regional Transmission Expansion Plan........ 139
     1.7 Obligation to Build............................................... 140
     1.8 Relationship to the PJM Control Area Open Access Transmission
         PJM Tariff........................................................ 141
SCHEDULE 7 - UNDERFREQUENCY RELAY OBLIGATIONS AND CHARGES.................. 142
1. UNDERFREQUENCY RELAY OBLIGATION......................................... 142
     1.1 Application....................................................... 142
     1.2 Obligations....................................................... 142
2. UNDERFREQUENCY RELAY CHARGES............................................ 142
3. DISTRIBUTION OF UNDERFREQUENCY RELAY CHARGES............................ 143
     3.1 Share of Charges.................................................. 143
     3.2 Allocation by the Office of the Interconnection................... 143
SCHEDULE 8 -DELEGATION OF RELIABILITY RESPONSIBILITIES..................... 144
1. DELEGATION.............................................................. 144
2. NEW PARTIES............................................................. 144
3. IMPLEMENTATION OF RELIABILITY ASSURANCE AGREEMENT....................... 144
SCHEDULE 9 - EMERGENCY PROCEDURE CHARGES................................... 146
1. EMERGENCY PROCEDURE CHARGE.............................................. 146
2. DISTRIBUTION OF EMERGENCY PROCEDURE CHARGES............................. 146
     2.1 Complying Parties................................................. 146
     2.2 All Parties....................................................... 146
SCHEDULE 10 - RESERVED..................................................... 147
SCHEDULE 11 - PJM CAPACITY CREDIT MARKETS.................................. 148
1.  PURPOSES AND OBJECTIVES................................................ 148
     1.1  PJM Capacity Credit Markets...................................... 148
     1.2  Voluntary Use of PJM Capacity Credit Market...................... 148
     1.3  Use of Capacity Credits.......................................... 148
2.  DEFINITIONS............................................................ 148
     2.1  [Reserved.]...................................................... 148
     2.2  Buy Bid.......................................................... 148
     2.3  Capacity Credit.................................................. 148
     2.4  Capacity Credit Market Implementation Date....................... 149
     2.5  Capacity Resources............................................... 149
     2.6  Fixed Block...................................................... 149
     2.7  Holiday.......................................................... 149
     2.8  PJM Capacity Credit Market....................................... 149

Issued By:  Richard A. Drom                         Effective: November 10, 2000
            Vice President, General Counsel
Issued On:  November 9, 2000

PJM Interconnection, L.L.C.                                Original Sheet No. 13
First Revised Rate Schedule FERC No. 24

     2.9  PJM Daily Capacity Credit Market................................. 149
     2.10 PJM Monthly Capacity Credit Market............................... 149
     2.11 Sell Offer....................................................... 149
     2.12 Unforced Capacity................................................ 149
     2.13 Up-To Block...................................................... 149
3. PARTICIPATION IN THE PJM CAPACITY CREDIT MARKET......................... 150
     3.1  Eligibility...................................................... 150
     3.2  Effect of Withdrawal............................................. 150
4. RESPONSIBILITIES OF THE OFFICE OF THE INTERCONNECTION................... 150
     4.1  Operation of the PJM Capacity Credit Market...................... 150
     4.2  Records and Reports.............................................. 151
5. GENERAL PROVISIONS...................................................... 151
     5.1  Market Sellers................................................... 151
     5.2  Market Buyers.................................................... 151
     5.3  Agents........................................................... 151
     5.4  General Obligations of Market Participants....................... 151
     5.5  Relationship of Capacity Credits to Capacity Obligations
          Imposed under the Reliability Assurance Agreement................ 152
     5.6  Deficiency Charges............................................... 152
     5.7  Fixed Transmission Rights........................................ 152
     5.8  Confidentiality.................................................. 152
6. OPERATION OF THE PJM CAPACITY CREDIT MARKETS............................ 152
     6.1  Content of Sell Offers........................................... 152
            6.1.1  Specifications.......................................... 152
            6.1.2  Market-based Offers..................................... 153
            6.1.3  Availability of Capacity Credits for Sale............... 153
     6.2  Content of Buy Bids.............................................. 153
     6.3  Submission of Sell Offers and Buy Bids........................... 154
     6.4  Conduct of PJM Capacity Credit Markets........................... 155
            6.4.1  PJM Daily Capacity Credit Markets....................... 155
            6.4.2  PJM Monthly Capacity Credit Markets..................... 155
     6.5  Market Clearing Procedures....................................... 155
     6.6  Settlement Procedures............................................ 156
     6.7  Billing.......................................................... 156
     6.8  Time Standard.................................................... 157
7. EFFECTIVE DATE AND TRANSITION........................................... 157
     7.1  Effective Date................................................... 157
     7.2  Transition Provisions............................................ 157
     7.3  Capacity Credit.................................................. 157
     7.4  Mandatory Sell Offers and Buy Bids............................... 157

Issued By:  Richard A. Drom                         Effective: November 10, 2000
            Vice President, General Counsel
Issued On:  November 9, 2000

PJM Interconnection, L.L.C.                                Original Sheet No. 14
First Revised Rate Schedule FERC No. 24


                             AMENDED AND RESTATED
                              Operating Agreement
                                      of
                          PJM Interconnection, L.L.C.


     This Amended and Restated Operating Agreement of PJM Interconnection, L.L.C., dated as of this 2/nd/ day of June, 1997, amends and restates as of the Effective Date the Operating Agreement of PJM Interconnection, L.L.C. filed with the FERC on April 2, 1997, as amended.

     WHEREAS, certain of the Members have previously entered into an agreement, originally dated September 26, 1956, as amended and supplemented up to and including December 31, 1996, stating "their respective rights and obligations with respect to the coordinated operation of their electric supply systems and the interchange of electric capacity and energy among their systems" (such agreement as amended and supplemented being referred to as the "Original PJM Agreement"), and which coordinated operations and interchange came to be known as the PJM Interconnection (the "Interconnection"); and

     WHEREAS, pursuant to a resolution of June 16, 1993, an unincorporated association comprised of the parties to the Original PJM Agreement was formed for the purpose of implementation of the Original PJM Agreement as it then existed and as it subsequently has been amended and supplemented, such association being known as the "PJM Interconnection Association"; and

     WHEREAS, because of changes in federal law and policy, the Original PJM Agreement, together with other documents and agreements, was amended, restated and submitted to FERC on December 31, 1996 to restructure fundamental aspects of the operation of the Interconnection; and

     WHEREAS, so that the provisions of the Original PJM Agreement could be placed into effect consistent with a February 28, 1997 order of FERC, including those provisions related to the governance of the Interconnection, the parties to the Original PJM Agreement, along with the other interested parties, approved the conversion of the PJM Interconnection Association into the LLC pursuant to the provisions of the Delaware Limited Liability Company Act, as amended (the "Delaware LLC Act"), pursuant to a Certificate of Formation (the "Certificate of Formation") and a Certificate of Conversion (the "Certificate of Conversion"), each filed with the Delaware Secretary of State (the "Recording Office") on March 31, 1997; and

     WHEREAS, the Members wish to amend and restate the Operating Agreement of PJM Interconnection, L.L.C. adopted in connection with the formation of the LLC and as in effect immediately prior to the Effective Date in the form set forth below; and

     WHEREAS, the Members intend to form an Independent System Operator in accordance with the regulations of the Federal Energy Regulatory Commission; and
     Now, therefore, in consideration of the foregoing, and of the covenants and agreements hereinafter set forth, the Members hereby agree as follows:




Issused By:    Richard A. Drom                      Effective: November 10, 2000
               Vice President, General Counsel
Issued On:     November 9, 2000

PJM Interconnection, L.L.C.                                Original Sheet No. 15
First Revised Rate Schedule FERC No. 24

                                1. DEFINITIONS

     Unless the context otherwise specifies or requires, capitalized terms used in this Agreement shall have the respective meanings assigned herein or in the Schedules hereto for all purposes of this Agreement (such definitions to be equally applicable to both the singular and the plural forms of the terms defined). Unless otherwise specified, all references herein to Sections, Schedules, Exhibits or Appendices are to Sections, Schedules, Exhibits or Appendices of this Agreement. As used in this Agreement:

     1.1  Act.

     "Act" shall mean the Delaware Limited Liability Company Act, Title 6,
(S)(S) 18-101 to 18-1109 of the Delaware Code.

     1.2  Affiliate.

     "Affiliate" shall mean any two or more entities, one of which controls the other or that are under common control. "Control" shall mean the possession, directly or indirectly, of the power to direct the management or policies of an entity. Ownership of publicly-traded equity securities of another entity shall not result in control or affiliation for purposes of this Agreement if the securities are held as an investment, the holder owns (in its name or via intermediaries) less than 10 percent of the outstanding securities of the entity, the holder does not have representation on the entity's board of directors (or equivalent managing entity) or vice versa, and the holder does not in fact exercise influence over day-to-day management decisions. Unless the contrary is demonstrated to the satisfaction of the Members Committee, control shall be presumed to arise from the ownership of or the power to vote, directly or indirectly, ten percent or more of the voting securities of such entity.

     1.3  Agreement.

     "Agreement" shall mean this Amended and Restated Operating Agreement of PJM Interconnection, L.L.C., including all Schedules, Exhibits, Appendices, addenda or supplements hereto, as amended from time to time.

     1.4  Annual Meeting of the Members.

     "Annual Meeting of the Members" shall mean the meeting specified in Section
8.3.1 of this Agreement.

     1.5  Board Member.

     "Board Member" shall mean a member of the PJM Board.

     1.6  Capacity Resource.

     "Capacity Resource" shall mean the net capacity from owned or contracted for generating facilities all of which (i) are accredited to a Load Serving Entity pursuant to the procedures set forth in the Reliability Assurance Agreement and (ii) are committed to satisfy that Load Serving Entity's obligations under the Reliability Assurance Agreement and this Agreement.



Issused By:    Richard A. Drom                      Effective: November 10, 2000
               Vice President, General Counsel
Issued On:     November 9, 2000

PJM Interconnection, L.L.C.                                Original Sheet No. 16
First Revised Rate Schedule FERC No. 24

     1.7  Control Area.

     "Control Area" shall mean an electric power system or combination of electric power systems bounded by interconnection metering and telemetry to which a common automatic generation control scheme is applied in order to:

     (a) match the power output of the generators within the electric power system(s) and energy purchased from entities outside the electric power system(s), with the load within the electric power system(s);

     (b) maintain scheduled interchange with other Control Areas, within the limits of Good Utility Practice;

     (c) maintain the frequency of the electric power system(s) within reasonable limits in accordance with Good Utility Practice and the criteria of NERC and the applicable regional reliability council of NERC;

     (d) maintain power flows on transmission facilities within appropriate limits to preserve reliability; and

     (e) provide sufficient generating capacity to maintain operating reserves in accordance with Good Utility Practice.

     1.8  Electric Distributor.

     "Electric Distributor" shall mean a Member that owns or leases with rights equivalent to ownership electric distribution facilities that are used to provide electric distribution service to electric load within the PJM Control Area.

     1.9  Effective Date.

     "Effective Date" shall mean August 1, 1997, or such later date that FERC permits this Agreement to go into effect.

     1.10 Emergency.

     "Emergency" shall mean: (i) an abnormal system condition requiring manual or automatic action to maintain system frequency, or to prevent loss of firm load, equipment damage, or tripping of system elements that could adversely affect the reliability of an electric system or the safety of persons or property; or (ii) a fuel shortage requiring departure from normal operating procedures in order to minimize the use of such scarce fuel; or (iii) a condition that requires implementation of emergency procedures as defined in the PJM Manuals.

     1.11 End-Use Customer.

     "End-Use Customer" shall mean a Member that is a retail end-user of electricity within the PJM Control Area.

     1.12 FERC.

     "FERC" shall mean the Federal Energy Regulatory Commission or any successor federal agency, commission or department exercising jurisdiction over this Agreement.



Issused By:    Richard A. Drom                      Effective: November 10, 2000
               Vice President, General Counsel
Issued On:     November 9, 2000

PJM Interconnection, L.L.C.                                Original Sheet No. 17
First Revised Rate Schedule FERC No. 24

     1.13  Finance Committee.

     "Finance Committee" shall mean the body formed pursuant to Section 7.5.1 of this Agreement.

     1.14  Generation Owner.

     "Generation Owner" shall mean a Member that owns or leases with rights equivalent to ownership facilities for the generation of electric energy that are located within the PJM Control Area. Purchasing all or a portion of the output of a generation facility shall not be sufficient to qualify a Member as a Generation Owner.

     1.15  Good Utility Practice.

     "Good Utility Practice" shall mean any of the practices, methods and acts engaged in or approved by a significant portion of the electric utility industry during the relevant time period, or any of the practices, methods and acts which, in the exercise of reasonable judgment in light of the facts known at the time the decision was made, could have been expected to accomplish the desired result at a reasonable cost consistent with good business practices, reliability, safety and expedition. Good Utility Practice is not intended to be limited to the optimum practice, method, or act to the exclusion of all others, but rather is intended to include acceptable practices, methods, or acts generally accepted in the region.

      1.16 Interconnection.

     "Interconnection" shall mean the coordinated operations and interchange resulting from the Original PJM Agreement as continued in this Agreement.

     1.17  LLC.

     "LLC" shall mean PJM Interconnection, L.L.C., a Delaware limited liability company.

     1.18  Load Serving Entity.

     "Load Serving Entity" shall mean an entity, including a load aggregator or power marketer, (1) serving end-users within the PJM Control Area, and (2) that has been granted the authority or has an obligation pursuant to state or local law, regulation or franchise to sell electric energy to end-users located within the PJM Control Area, or the duly designated agent of such an entity.

     1.19  Locational Marginal Price.

     "Locational Marginal Price" shall mean the hourly integrated market clearing marginal price for energy at the location the energy is delivered or received, calculated as specified in Section 2 of Schedule 1 of this Agreement.

     1.20  MAAC.

     "MAAC" shall mean the Mid-Atlantic Area Council, a reliability council under (S) 202 of the Federal Power Act established pursuant to the MAAC Agreement dated August 1, 1994, or any successor thereto.



Issused By:    Richard A. Drom                      Effective: November 10, 2000
               Vice President, General Counsel
Issued On:     November 9, 2000

PJM Interconnection, L.L.C.                           First Revised Sheet No. 18
First Revised Rate Schedule FERC No. 24        Superceding Original Sheet No. 18

     1.21  Market Buyer.

     "Market Buyer" shall mean a Member that has met reasonable creditworthiness standards established by the Office of the Interconnection and that is otherwise able to make purchases in the PJM Interchange Energy Market or PJM Capacity Credit Market.

     1.22  Market Participant.

     "Market Participant" shall mean a Market Buyer or a Market Seller, or both.

     1.23  Market Seller.

     "Market Seller" shall mean a Member that has met reasonable creditworthiness standards established by the Office of the Interconnection and that is otherwise able to make sales in the PJM Interchange Energy Market or PJM Capacity Credit Market.

     1.24  Member.

     "Member" shall mean an entity that satisfies the requirements of Section
11.6 of this Agreement and that (i) is a member of the LLC immediately prior to the Effective Date, or (ii) has executed an Additional Member Agreement in the form set forth in Schedule 4 hereof.

     1.25  Members Committee.

     "Members Committee" shall mean the committee specified in Section 8 of this Agreement composed of representatives of all the Members.

     1.26  NERC.

     "NERC" shall mean the North American Electric Reliability Council, or any successor thereto.

     1.27  Office of the Interconnection.

     "Office of the Interconnection" shall mean the employees and agents of the LLC engaged in implementation of this Agreement and administration of the PJM Tariff, subject to the supervision and oversight of the PJM Board acting pursuant to this Agreement.

     1.28  Operating Reserve.

     "Operating Reserve" shall mean the amount of generating capacity scheduled to be available for a specified period of an Operating Day to ensure the reliable operation of the PJM Control Area, as specified in the PJM Manuals.

     1.29  Original PJM Agreement.

     "Original PJM Agreement" shall mean that certain agreement between certain of the Members, originally dated September 26, 1956, and as amended and supplemented up to and including December 31, 1996, relating to the coordinated operation of their electric supply systems and the interchange of electric capacity and energy among their systems.

     1.30  Other Supplier.

     "Other Supplier" shall mean a Member that is (i) engaged in buying, selling or transmitting electric energy in or through the Interconnection or has a good faith intent to do so, and (ii) is not a Generation Owner, Electric Distributor, Transmission Owner or End-Use Customer.



Issused By:  Richard A. Drom                        Effective: December 23, 2000
             Vice President, General Counsel
Issued On:   December 22, 2000

PJM Interconnection, L.L.C.                                Original Sheet No. 19
First Revised Rate Schedule FERC No. 24

     1.31  PJM Board.

     "PJM Board" shall mean the Board of Managers of the LLC, acting pursuant to this Agreement.

     1.32  PJM Control Area.

     "PJM Control Area" shall mean the Control Area recognized by NERC as the PJM Control Area.

     1.33  PJM Dispute Resolution Procedures.

     "PJM Dispute Resolution Procedures" shall mean the procedures for the resolution of disputes set forth in Schedule 5 of this Agreement.

     1.34  PJM Interchange Energy Market.

     "PJM Interchange Energy Market" shall mean the regional competitive market administered by the Office of the Interconnection for the purchase and sale of spot electric energy at wholesale in interstate commerce and related services established pursuant to Schedule 1 to this Agreement.

     1.35  PJM Manuals.

     "PJM Manuals" shall mean the instructions, rules, procedures and guidelines established by the Office of the Interconnection for the operation, planning, and accounting requirements of the PJM Control Area and the PJM Interchange Energy Market.

     1.36  PJM Tariff.

     "PJM Tariff" shall mean the PJM Open Access Transmission Tariff providing transmission service within the PJM Control Area, including any schedules, appendices, or exhibits attached thereto, as in effect from time to time.

     1.37  Planning Period.

     "Planning Period" shall initially mean the 12 months beginning June 1 and extending through May 31 of the following year, or such other period established by the Reliability Committee established under the Reliability Assurance Agreement.

     1.38  President.

     "President" shall have the meaning specified in Section 9.2.

     1.39  Related Parties.

     "Related Parties" shall mean, solely for purposes of the governance provisions of this Agreement: (i) any generation and transmission cooperative and one of its distribution cooperative members; and (ii) any joint municipal agency and one of its members. For purposes of this Agreement, representatives of state or federal government agencies shall not be deemed Related Parties with respect to each other, and a public body's regulatory authority, if any, over a Member shall not be deemed to make it a Related Party with respect to that Member.


Issused By:    Richard A. Drom                      Effective: November 10, 2000
               Vice President, General Counsel
Issued On:     November 9, 2000

PJM Interconnection, L.L.C.                                Original Sheet No. 20
First Revised Rate Schedule FERC No. 24

     1.40  Reliability Assurance Agreement.

     "Reliability Assurance Agreement" shall mean that certain agreement, dated June 2, 1997 and as amended from time to time, establishing obligations, standards and procedures for maintaining the reliable operation of the PJM Control Area.

     1.41  Sector Votes.

     "Sector Votes" shall mean the affirmative and negative votes of each sector on the Members Committee, as specified in Section 8.4.

     1.42  State.

     "State" shall mean the District of Columbia and any State or Commonwealth of the United States.

     1.43  System.

     "System" shall mean the interconnected electric supply system of a Member and its interconnected subsidiaries exclusive of facilities which it may own or control outside of the PJM Control Area. Each Member may include in its system the electric supply systems of any party or parties other than Members which are within the PJM Control Area, provided its interconnection agreements with such other party or parties do not conflict with such inclusion.

     1.44  Transmission Facilities.

     "Transmission Facilities" shall mean facilities that: (i) are within the PJM Control Area; (ii) meet the definition of transmission facilities pursuant to FERC's Uniform System of Accounts or have been classified as transmission facilities in a ruling by FERC addressing such facilities; and (iii) have been demonstrated to the satisfaction of the Office of the Interconnection to be integrated with the PJM Control Area transmission system and integrated into the planning and operation of the PJM Control Area to serve all of the power and transmission customers within the PJM Control Area.

     1.45  Transmission Owner.

     "Transmission Owner" shall mean a Member that owns or leases with rights equivalent to ownership Transmission Facilities. Taking transmission service shall not be sufficient to qualify a Member as a Transmission Owner.

     1.46  Transmission Owners Agreement.

     "Transmission Owners Agreement" shall mean that certain agreement, dated June 2, 1997 and as amended from time to time, by and among Transmission Owners in the PJM Control Area providing for an open-access transmission tariff in the PJM Control Area, and for other purposes.

     1.47  User Group.

     "User Group" shall mean a group formed pursuant to Section 8.7 of this Agreement.

     1.48  Voting Member.

     "Voting Member" shall mean (i) a Member as to which no other Member is an Affiliate or Related Party, or (ii) a Member together with any other Members as to which it is an Affiliate or Related Party.


Issused By:    Richard A. Drom                      Effective: November 10, 2000
               Vice President, General Counsel
Issued On:     November 9, 2000

PJM Interconnection, L.L.C.                                Original Sheet No. 21
First Revised Rate Schedule FERC No. 24

     1.49  Weighted Interest.

     "Weighted Interest" shall be equal to (0.1(1/N) + 0.5(B/C) + 0.2(D/E) + 0.2(F/G)), where:

           N =  the total number of Members

           B =  the Member's internal peak demand for the previous calendar year

           C =  the sum of factor B for all Members

           D = the Member's net installed generating capacity located in the PJM Control Area as of January 1 of the current calendar year

           E =  the sum of factor D for all Members

           F = the sum of the Member's circuit miles of transmission facilities multiplied by the respective operating voltage for facilities 100 kV and above as of January 1 of the current calendar year

           G =  the sum of factor F for all Members

                     2. FORMATION, NAME; PLACE OF BUSINESS

     2.1  Formation of LLC; Certificate of Formation.

     The Members of the LLC hereby:

     (a) acknowledge the conversion of the PJM Interconnection Association into the LLC, a limited liability company pursuant to the Act, by virtue of the filing of both the Certificate of Formation and the Certificate of Conversion with the Recording Office, effective as of March 31, 1997;

     (b)   confirm and agree to their status as Members of the LLC;

     (c) enter into this Agreement for the purpose of amending and restating the rights, duties, and relationship of the Members; and

     (d) agree that if the laws of any jurisdiction in which the LLC transacts business so require, the PJM Board also shall file, with the appropriate office in that jurisdiction, any documents necessary for the LLC to qualify to transact business under such laws; and (ii) agree and obligate themselves to execute, acknowledge, and cause to be filed for record, in the place or places and manner prescribed by law, any amendments to the Certificate of Formation as may be required, either by the Act, by the laws of any jurisdiction in which the LLC transacts business, or by this Agreement, to reflect changes in the information contained therein or otherwise to comply with the requirements of law for the continuation, preservation, and operation of the LLC as a limited liability company under the Act.


Issused By:    Richard A. Drom                      Effective: November 10, 2000
               Vice President, General Counsel
Issued On:     November 9, 2000

PJM Interconnection, L.L.C.                                Original Sheet No. 22
First Revised Rate Schedule FERC No. 24

     2.2 Name of LLC.

     The name under which the LLC shall conduct its business is "PJM Interconnection, L.L.C."

     2.3 Place of Business.

     The location of the principal place of business of the LLC shall be 955 Jefferson Avenue, Valley Forge Corporate Center, Norristown, Pennsylvania 19403-2497. The LLC may also have offices at such other places both within and without the State of Delaware as the PJM Board may from time to time determine or the business of the LLC may require.

     2.4 Registered Office and Registered Agent.

     The street address of the initial registered office of the LLC shall be 1209 Orange Street, Wilmington, Delaware 19801, and the LLC's registered agent at such address shall be The Corporation Trust Company. The registered office and registered agent may be changed by resolution of the PJM Board.

                          3. PURPOSES AND POWERS OF LLC

     3.1 Purposes.

     The purposes of the LLC shall be:

     (a) to operate in accordance with FERC requirements as an Independent System Operator, comprised of the PJM Board, the Office of the Interconnection, and the Members Committee, with the authorities and responsibilities set forth in this Agreement;

     (b) as necessary for the operation of the Interconnection as specified above: (i) to acquire and obtain licenses, permits and approvals, (ii) to own or lease property, equipment and facilities, and (iii) to contract with third parties to obtain goods and services, provided that, the L.L.C. may procure goods and services from a Member only after open and competitive bidding; and

     (c) to engage in any lawful business permitted by the Act or the laws of any jurisdiction in which the LLC may do business and to enter into any lawful transaction and engage in any lawful activities in furtherance of the foregoing purposes and as may be necessary, incidental or convenient to carry out the business of the LLC as contemplated by this Agreement.

     3.2 Powers.

     The LLC shall have the power to do any and all acts and things necessary, appropriate, advisable, or convenient for the furtherance and accomplishment of the purposes of the LLC, including, without limitation, to engage in any kind of activity and to enter into and perform obligations of any kind necessary to or in connection with, or incidental to, the accomplishment of the purposes of the LLC, so long as said activities and obligations may be lawfully engaged in or performed by a limited liability company under the Act.


Issused By:    Richard A. Drom                      Effective: November 10, 2000
               Vice President, General Counsel
Issued On:     November 9, 2000

PJM Interconnection, L.L.C.                                Original Sheet No. 23
First Revised Rate Schedule FERC No. 24

                       4. EFFECTIVE DATE AND TERMINATION

     4.1  Effective Date and Termination.

     (a) The existence of the LLC commenced on March 31, 1997, as provided in the Certificate of Formation and Certificate of Conversion which were filed with the Recording Office on March 31, 1997. This Agreement shall amend and restate the Operating Agreement of PJM Interconnection, L.L.C. as of the Effective Date.

     (b) The LLC shall continue in existence until terminated in accordance with the terms of this Agreement. The withdrawal or termination of any Member is subject to the provisions of Section 18.18 of this Agreement.

     (c) Any termination of this Agreement or withdrawal of any Member from the Agreement shall be filed with the FERC and shall become effective only upon the FERC's approval.

     4.2  Governing Law.

     This Agreement and all questions with respect to the rights and obligations of the Members, the construction, enforcement and interpretation hereof, and the formation, administration and termination of the LLC shall be governed by the provisions of the Act and other applicable laws of the State of Delaware, and the Federal Power Act.

                 5. WORKING CAPITAL AND CAPITAL CONTRIBUTIONS

     5.1  Funding of Working Capital and Capital Contributions.

     (a) The Office of the Interconnection shall attempt to obtain financing of up to twenty-five percent (25%) of the approved annual operating budget of the LLC adopted by the PJM Board pursuant to Section 7.5.2 of this Agreement to meet the working capital needs of the LLC, which shall be limited to such working capital needs that arise from timing in cash flows from interchange accounting, tariff administration and payment of the operating costs of the Office of the Interconnection. Such financing, which shall be non-recourse to the Members of the LLC and which shall be for a stated term without penalty for prepayment, may be obtained by borrowing the amount required at market-based interest rates, negotiated on an arm's length basis, (i) from a Member or Members or (ii) from a commercial lender, supported, if necessary, by credit enhancements provided by a Member or Members; provided, however, no Member shall be obligated to provide such financing or credit enhancements. The LLC shall make such filings and seek such approvals as necessary in order for the principal, interest and fees related to any such borrowing to be repaid through charges under the PJM Tariff as appropriate under Schedule 3 of this Agreement.


Issused By:    Richard A. Drom                     Effective: November 10, 2000
               Vice President, General Counsel
Issued On:     November 9, 2000

PJM Interconnection, L.L.C.                                Original Sheet No. 24
First Revised Rate Schedule FERC No. 24

     (b) In the event financing of the working capital needs of the Office of the Interconnection is unavailable on commercially reasonable terms, the PJM Board may require the Members to contribute capital in the aggregate up to five million two hundred thousand dollars ($5,200,000) for the working capital needs that could not be financed; provided that in such event each Member's obligation to contribute additional capital shall be in proportion to its Weighted Interest, multiplied by the amount so requested by the PJM Board. Each Member that contributes such capital shall be entitled to earn a return on the contribution to the extent such contribution has not been repaid, which return shall be at a fair market rate as determined by the PJM Board but in no event less than the current interest rate established pursuant to 18 C.F.R. (S) 35.19a(a)(2)(iii); provided further, that any Member not wanting to contribute the requested capital contribution may withdraw from the LLC upon 90 days written notice as provided in Section 18.18.2 of this Agreement.

     (c) Authority to borrow capital for LLC Operations. Nothing in Section 5.1(a) and (b) shall be construed to restrict the authority of the PJM Board to authorize the LLC to borrow or raise capital in excess of twenty-five percent of the approved annual operating budget of the LLC, for working capital or otherwise, as the PJM Board deems appropriate to fund the operations of the LLC, in accordance with the general powers of the LLC under Section 3.2 to enter into obligations of any kind to accomplish the purposes of the LLC. Nor shall anything in Section 5.1(a) and (b) in any way restrict the authority of the PJM Board to authorize the LLC to grant to lenders such security interests or other rights in assets or revenues received under the PJM Tariff with respect to the costs of operating the LLC and the Office of the Interconnection and to take such other actions as it deems necessary and appropriate to obtain such financing in accordance with such general powers of the LLC under Section 3.2.

     5.2  Contributions to Association.

     All contributions prior to the Effective Date of the original Operating Agreement of PJM Interconnection, L.L.C. of cash or other assets to the PJM Interconnection Association by persons who are now or in the future may become Members of the LLC shall be deemed contributions by such Members to the LLC.

                        6. TAX STATUS AND DISTRIBUTIONS

     6.1  Tax Status.

     The LLC shall make all necessary filings under the applicable Treasury Regulations to have the LLC taxed as a corporation.

     6.2  Return of Capital Contributions.

     (a) In the event Members are required to contribute capital to the LLC in accordance with Section 5.1 herein, the LLC shall request the Transmission Owners to recover such working capital through charges under the PJM Tariff as provided in Schedule 3 of this Agreement. In the event all or a portion of the working capital is recovered pursuant to the PJM Tariff, such amount(s) shall be returned to the Members in accordance with their actual contributions.


Issused By:    Richard A. Drom                     Effective: November 10, 2000
               Vice President, General Counsel
Issued On:     November 9, 2000

PJM Interconnection, L.L.C.                                Original Sheet No. 25
First Revised Rate Schedule FERC No. 24

     (b) Except for return of capital contributions and liquidating distributions as provided in the foregoing section and Section 6.3 herein, respectively, the LLC does not intend to make any distributions of cash or other assets to its Members.

     6.3 Liquidating Distribution.

     Upon termination or liquidation of the LLC, the cash or other assets of the LLC shall be distributed as follows:

     (a) first, in the event the LLC has any liabilities at the time of its termination or dissolution, the LLC shall liquidate such of its assets as is necessary to satisfy such liabilities;

     (b) second, any capital contribution in cash or in kind by any Member of the PJM Interconnection Association prior to the Effective Date shall be distributed by the LLC back to such Member in the form received by the PJM Interconnection Association; and

     (c) third, any remaining assets of the LLC shall be distributed to the Members in proportion to their Weighted Interests.

                                  7. PJM BOARD

     7.1 Composition.

     There shall be an LLC Board of Managers, referred to herein as the "PJM Board," composed of seven voting members, with the President as a non-voting member. The seven voting Board Members shall be elected by the Members Committee from a slate of candidates for the then-existing vacancies or expiring terms on the PJM Board. An independent consultant, retained by the Office of the Interconnection upon consideration of the advice and recommendations of the Members Committee, shall be directed to prepare a list of persons qualified and willing to serve on the PJM Board. Not later than 30 days prior to each Annual Meeting of the Members, the Office of the Interconnection shall distribute to the representatives on the Members Committee a slate from among the list proposed by the independent consultant, along with information on the background and experience of the persons on the slate appropriate to evaluating their fitness for service on the PJM Board. Elections for the PJM Board shall be held at each Annual Meeting of the Members, for the purpose of selecting the initial PJM Board in accordance with the provisions of Section 7.3(a), or selecting a person to fill the seat of a Board Member whose term is expiring. Should the Members Committee fail to elect a full PJM Board from the slate proposed by the independent consultant, the Office of the Interconnection shall direct the independent consultant, or a replacement consultant selected by the Office of the Interconnection, to propose a list for a slate of nominees for any vacancies on the PJM Board for consideration by the Members at the next regular meeting of the Members Committee.






Issused By:    Richard A. Drom                     Effective: November 10, 2000
               Vice President, General
               Counsel Issued On: November 9, 2000

PJM Interconnection, L.L.C.                                Original Sheet No. 26
First Revised Rate Schedule FERC No. 24

     7.2   Qualifications.

     A Board Member shall not be, and shall not have been at any time within five years of election to the PJM Board, a director, officer or employee of a Member or of an Affiliate or Related Party of a Member. Except as provided in the LLC's Standards of Conduct filed with the FERC, at any time while serving on the PJM Board, a Board Member shall have no direct business relationship or other affiliation with any Member or its Affiliates or Related Parties. Of the seven Board Members, four shall have expertise and experience in the areas of corporate leadership at the senior management or board of directors level, or in the professional disciplines of finance or accounting, engineering, or utility laws and regulation. Of the other three Board Members, one shall have expertise and experience in the operation or concerns of transmission dependent utilities, one shall have expertise and experience in the operation or planning of transmission systems, and one shall have expertise and experience in the area of commercial markets and trading and associated risk management.

     7.3   Term of Office.

     (a) The persons serving as the Board of Managers of the LLC immediately prior to the Effective Date shall continue in office until the first Annual Meeting of the Members. At the first Annual Meeting of the Members, the then current members of the PJM Board who desire to continue in office shall be elected by the Members to serve until the second Annual Meeting of the Members or until their successors are elected, along with such additional persons as necessary to meet the composition requirements of Section 7.1 and the qualification requirements of Section 7.2.

     (b) A Board Member shall serve for a term of three years commencing with the Annual Meeting of the Members at which the Board Member was elected; provided, however, that two of the Board Members elected at the first Annual Meeting of the Members following the Effective Date shall be chosen by lot to serve a term of one year, three of such Board Members shall be chosen by lot to serve a term of two years and the final two such Board Members shall serve a term of three years.

     (c) Vacancies on the PJM Board occurring between Annual Meetings of the Members shall be filled by vote of the then remaining Board Members; a Board Member so selected shall serve until the next Annual Meeting at which time a person shall be elected to serve the balance of the term of the vacant Board Seat. Removal of a Board Member shall require the approval of the Members Committee.

     7.4   Quorum.

     The presence in person or by telephone or other authorized electronic means of a majority of the voting Board Members shall constitute a quorum at all meetings of the PJM Board for the transaction of business except as otherwise provided by statute. If a quorum shall not be present, the Board Members then present shall have the power to adjourn the meeting from time to time, until a quorum shall be present. Provided a quorum is present at a meeting, the PJM Board shall act by majority vote of the Board Members present.


Issued By: Richard A. Drom                          Effective: November 10, 2000
           Vice President, General Counsel
Issued On: November 9, 2000

PJM Interconnection, L.L.C.                                Original Sheet No. 27
First Revised Rate Schedule FERC No. 24

     7.5   Operating and Capital Budgets.

           7.5.1  Finance Committee.

           Not later than February 1 of each year, the entities specified below shall select the members of a Finance Committee. The Finance Committee shall be composed of one representative of the parties to the Reliability Assurance Agreement chosen by the parties to that agreement, one representative of the parties to the Transmission Owners Agreement chosen by the parties to that agreement, two representatives of the Members Committee chosen by the Members Committee and that are not representatives of an entity that is a party to the Transmission Owners Agreement or an Affiliate or Related Party of such an entity, one representative of the Office of the Interconnection selected by the President, and two Board Members selected by the PJM Board. The Members Committee shall endeavor to elect members of the Finance Committee that are broadly representative of the diversity of interests among the Members. The Office of the Interconnection shall prepare annual budgets in accordance with processes and procedures established by the PJM Board, and shall timely submit its budgets to the Finance Committee for review. The Finance Committee shall submit its analysis of and recommendations on the budgets to the PJM Board, with copies to the Members Committee. The Finance Committee shall also review and comment upon any additional or amended budgets prepared by the Office of the Interconnection at the request of the PJM Board or the Members Committee.

           7.5.2  Adoption of Budgets.

           The PJM Board shall adopt, upon consideration of the advice and recommendations of the Finance Committee, operating and capital budgets for the LLC, and shall distribute to the Members for their information final annual budgets for the following fiscal year not later than 60 days prior to the beginning of each fiscal year of the LLC.

     7.6   By-laws.

     To the extent not inconsistent with any provision of this Agreement, the PJM Board shall adopt such by-laws establishing procedures for the implementation of this Agreement as it may deem appropriate, including but not limited to by-laws governing the scheduling, noticing and conduct of meetings of the PJM Board, selection of a Chair and Vice Chair of the PJM Board, action by the PJM Board without a meeting, and the organization and responsibilities of standing and special committees of the PJM Board. Such by-laws shall not modify or be inconsistent with any of the rights or obligations established by this Agreement.

     7.7   Duties and Responsibilities of the PJM Board.

     In accordance with this Agreement, the PJM Board shall supervise and oversee all matters pertaining to the Interconnection and the LLC, and carry out such other duties as are herein specified, including but not limited to the following duties and responsibilities:


Issued By: Richard A. Drom                          Effective: November 10, 2000
           Vice President, General Counsel
Issued On: November 9, 2000

PJM Interconnection, L.L.C.                                Original Sheet No. 28
First Revised Rate Schedule FERC No. 24

           i) As its primary responsibility, ensure that the President, the other officers of the LLC, and Office of the Interconnection perform the duties and responsibilities set forth in this Agreement, including but not limited to those set forth in Sections 9.2 through 9.4 and Section 10.4 in a manner consistent with (A) the safe and reliable operation of the Interconnection, (B) the creation and operation of a robust, competitive, and non-discriminatory electric power market in the PJM Control Area, and (C) the principle that a Member or group of Members shall not have undue influence over the operation of the Interconnection;

           ii)       Select the Officers of the LLC;

           iii)      Adopt budgets for the LLC;

           iv) Approve the Regional Transmission Expansion Plan in accordance with the provisions of the Regional Transmission Expansion Planning Protocol set forth in Schedule 6 of this Agreement;

           v) On its own initiative or at the request of a User Group as specified herein, submit to the Members Committee such proposed amendments to this Agreement or any Schedule hereto, or a proposed new Schedule, as it may deem appropriate;

           vi) Petition FERC to modify any provision of this Agreement or any Schedule or practice hereunder that the PJM Board believes to be unjust, unreasonable, or unduly discriminatory under Section 206 of the Federal Power Act, subject to the right of any Member or the Members to intervene in any resulting proceedings;

           vii) Review for consistency with the creation and operation of a robust, competitive and non-discriminatory electric power market in the PJM Control Area any change to rate design or to non-rate terms and conditions proposed by Transmission Owners for filing under Section 205 of the Federal Power Act;

           viii) If and to the extent it shall deem appropriate, intervene in any proceeding at FERC initiated by the Members in accordance with Section 11.5(b), and participate in other state and federal regulatory proceedings relating to the interests of the LLC;

           ix) Review, in accordance with Section 15.1.3, determinations of the Office of the Interconnection with respect to events of default;

           x) Assess against the other Members in proportion to their Weighted Interest an amount equal to any payment to the Office of the Interconnection, including interest thereon, as to which a Member is in default;

           xi) Establish reasonable sanctions for failure of a Member to comply with its obligations under this Agreement;


Issued By: Richard A. Drom                          Effective: November 10, 2000
           Vic President, General Counsel
Issued On: November 9, 2000

PJM Interconnection, L.L.C.                                Original Sheet No. 29
First Revised Rate Schedule FERC No. 24

           xii) Direct the Office of the Interconnection on behalf of the LLC to take appropriate legal or regulatory action against a Member (A) to recover any unpaid amounts due from the Member to the Office of the Interconnection under this Agreement and to make whole any Members subject to an assessment as a result of such unpaid amount, or (B) as may otherwise be necessary to enforce the obligations of this Agreement;

           xiii) Resolve claims by a Member that the Reliability Committee established by the Reliability Assurance Agreement has exercised its responsibilities in a manner inconsistent with the creation and operation of a robust, competitive and non-discriminatory electric power market in the PJM Control Area, upon due consideration of the views of the Member and of the Reliability Committee, and of the need to preserve the reliability of electric service in the PJM Control Area;

           xiv) Solicit the views of Members on, and commission from time to time as it shall deem appropriate independent reviews of, (a) the performance of the PJM Interchange Energy Market, (b) compliance by Market Participants with the rules and requirements of the PJM Interchange Energy Market, and (c) the performance of the Office of the Interconnection under performance criteria proposed by the Members Committee and approved by the PJM Board; and

           xv) Terminate a Member as may be appropriate under the terms of this Agreement.

                               8.   MEMBERS COMMITTEE

     8.1   Sectors.

           8.1.1     Designation.

           Voting on the Members Committee shall be by sectors. The Members Committee shall be composed of five sectors, one for Generation Owners, one for Other Suppliers, one for Transmission Owners, one for Electric Distributors, and one for End-Use Customers, provided that there are at least five Members in each Sector. Except as specified in Section 8.1.2, each Voting Member shall have one vote. Each Voting Member shall, within thirty (30) days after the Effective Date or, if later, thirty (30) days after becoming a Member, and thereafter not later than 10 days prior to the Annual Meeting of the Members for each annual period beginning with the Annual Meeting of the Members, submit to the President a sealed notice of the sector in which it is qualified to vote or, if qualified to participate in more than one sector, its rank order preference of the sectors in which it wishes to vote, and shall be assigned to its highest-ranked sector that has the minimum number of Members specified above. If a Member is assigned to a sector other than its highest-ranked sector in accordance with the preceding sentence, its higher sector preference or preferences shall be honored as soon as a higher-ranked sector has five or more Members. A Voting Member may designate as its voting sector any sector for which it or its Affiliate or Related Party Members is qualified. The sector designations of the Voting Members shall be announced by the President at the Annual Meeting.


Issued By: Richard A. Drom                          Effective: November 10, 2000
           Vice President, General Counsel
Issued On: November 9, 2000

PJM Interconnection, L.L.C.                                Original Sheet No. 30
First Revised Rate Schedule FERC No. 24

           8.1.2    Related Parties.

           The Members in a group of Related Parties shall each be entitled to a vote, provided that all the Members in a group of Related Parties that chooses to exercise such rights shall be assigned to the Electric Distributor sector.

     8.2   Representatives.

           8.2.1    Appointment.

           Each Member may appoint a representative to serve on the Members Committee, with authority to act for that Member with respect to actions or decisions by the Members Committee. Each Member may appoint an alternate representative to act for that Member at meetings of the Members Committee in
the absence of the representative.   A Member participating in the PJM
Interchange Energy Market through an agent may be represented on the Members Committee by that agent. A Member shall appoint its representative by giving written notice identifying its representative and alternate representative to
the Office of the Interconnection.   Members that are Affiliates or Related
Parties may each appoint a representative and alternate representative to the Members Committee, but shall vote as specified in Section 8.1.

           8.2.2    Regulatory Authorities.

           FERC and any other federal agency with regulatory authority over a Member, each State electric utility regulatory commission with regulatory jurisdiction within the PJM Control Area, and each office of consumer advocate from each State all or any part of the territory of which is within the PJM Control Area, may nominate one representative to serve as an ex officio non-voting member of the Members Committee.

           8.2.3    Initial Representatives.

           Initial representatives to the Members Committee shall be appointed no later than 30 days after the Effective Date; provided, however, that each representative to the Management Committee under the Operating Agreement of PJM Interconnection, L.L.C. as in effect immediately prior to the Effective Date shall automatically become a representative to the Members Committee on the Effective Date unless replaced as specified in Section 8.2.4. An entity becoming a Member shall appoint a representative to the Members Committee no later than 30 days after becoming a Member.

           8.2.4    Change of or Substitution for a Representative.

           Any Member may change its representative or alternate on the Members Committee at any time by providing written notice to the Office of the Interconnection identifying its replacement representative or alternate. Any representative to the Members Committee may, by written notice to the Chair, designate a substitute representative from that Member to act for him or her with respect to any matter specified in such notice.


Issued By: Richard A. Drom                          Effective: November 10, 2000
           Vice President, General Counsel
Issued On: November 9, 2000

PJM Interconnection, L.L.C.                                Original Sheet No. 31
First Revised Rate Schedule FERC No. 24

     8.3   Meetings.

           8.3.1    Regular and Special Meetings.

           The Members Committee shall hold regular meetings, no less frequently than once each calendar quarter at such time and at such place as shall be fixed by the Chair. The Members Committee shall hold an Annual Meeting of the Members each calendar year at such time and place as shall be specified by the Chair.
At the Annual Meeting of the Members, Board Members as necessary, officers of the Members Committee, and representatives to the Finance Committee shall be elected. The Members Committee may hold special meetings for one or more designated purposes within the scope of the authority of the Members Committee when called by the Chair on the Chair's own initiative, or at the request of five or more representatives on the Members Committee. The notice of a regular or special meeting shall be distributed to the representatives as specified in
Section 18.14 of this Agreement not later than seven days prior to the meeting, shall state the time and place of the meeting, and shall include an agenda sufficient to notify the representatives of the substance of matters to be considered at the meeting; provided, however, that meetings may be called on shorter notice at the discretion of the Chair as the Chair shall deem necessary to deal with an emergency or to meet a deadline for action.

           8.3.2    Attendance.

           Regular and special meetings may be conducted in person or by telephone, or other electronic means as authorized by the Members Committee. The attendance in person or by telephone or other electronic means of a representative or a duly designated substitute shall be required in order to vote.

           8.3.3    Quorum.

           The attendance as specified in Section 8.3.2 of a majority of the Voting Members from each of at least three sectors that each have at least five Members shall constitute a quorum, however, a quorum shall only require one-third of the Voting Members, but not less than ten, from any sector that has more than 20 Voting Members. No action may be taken by the Members Committee at a meeting unless a quorum is present; provided, however, that if a quorum is not present, the Voting Members then present shall have the power to adjourn the meeting from time to time until a quorum shall be present.

     8.4   Manner of Acting.

     (a) All matters brought up for a vote or approval by the Members Committee shall be stated in the form of a motion, which must be seconded. Only one motion may be pending at one time.

     (b) Each Sector shall be entitled to cast one and zero one-hundredths (1.00) Sector Votes. Each Voting Member shall be entitled to cast one (1) non-divisible vote in its sector. In the case of a Voting Member comprised of Affiliates or Related Parties, any representative, alternate or substitute of any of the Affiliated or Related Parties may cast the vote of the Voting Member. The Sector Vote of each sector shall be split into an affirmative component based on votes for the pending motion, and a negative component based on votes against the pending motion, in direct proportion to the votes cast within the sector for and against the pending motion, rounded to two decimal places.


Issued By: Richard A. Drom                          Effective: November 10, 2000
           Vice President, General Counsel
Issued On: November 9, 2000

PJM Interconnection, L.L.C.                                Original Sheet No. 32
First Revised Rate Schedule FERC No. 24

     (c) The sum of affirmative Sector Votes necessary to pass the pending motion shall be greater than (but not merely equal to) the product of .667 multiplied by the number of sectors that have at least five Members and that participated in the vote.

     (d)   Voting Members not in attendance at the meeting as specified in
Section 8.3.2 of this Agreement or abstaining shall not be counted as affirmative or negative votes.

     8.5   Chair and Vice Chair of the Members Committee.

           8.5.1    Selection and Term.

           The representatives or their alternates or substitutes on the Members Committee shall elect from among the representatives a Chair and a Vice Chair. The offices of Chair and Vice Chair shall be held for a term of one year and until succession to the office occurs as specified herein. Except as specified below, at each Annual Meeting of the Members the Vice Chair shall succeed to the office of Chair, and a new Vice Chair shall be elected. If the office of Chair becomes vacant, or the Chair leaves the employment of the Member for whom the Chair is the representative, or the Chair is no longer the representative of such Member, the Vice Chair shall succeed to the office of Chair, and a new Vice Chair shall be elected at the next regular or special meeting of the Members Committee, both such officers to serve until the second Annual Meeting of the Members following such succession or election to a vacant office. If the office of Vice Chair becomes vacant, or the Vice Chair leaves the employment of the Member for whom the Vice Chair is the representative, or the Vice Chair is no longer the representative of such Member, a new Vice Chair shall be elected at the next regular or special meeting of the Members Committee.

           8.5.2    Duties.

           The Chair shall call and preside at meetings of the Members Committee, and shall carry out such other responsibilities as the Members Committee shall assign. The Chair shall cause minutes of each meeting of the Members Committee to be taken and maintained, and shall cause notices of meetings of the Members Committee to be distributed. The Vice Chair shall preside at meetings of the Members Committee in the absence of the Chair, and shall otherwise act for the Chair at the Chair's request.

     8.6   Other Committees.

     (a) The Members Committee may form, select the membership, and oversee the activities, of an Operating Committee, a Planning Committee, and an Energy Market Committee as standing committees, and such other committees, subcommittees, task forces, working groups or other bodies as it shall deem appropriate, to provide advice and recommendations to the Members Committee or to the Office of the Interconnection as directed by the Members Committee.

     (b) The Members Committee shall elect representatives to the Alternate Dispute Resolution Committee as specified in the PJM Dispute Resolution Procedures.

     8.7   User Groups.

     (a) Any five or more Members sharing a common interest may form a User Group, and may invite such other Members to join the User Group as the User Group shall deem appropriate. Notification of the formation of a User Group shall be provided to all members of the Members Committee.


Issued By: Richard A. Drom                          Effective: November 10, 2000
           Vice President, General Counsel
Issued On: November 9, 2000

PJM Interconnection, L.L.C.                                Original Sheet No. 33
First Revised Rate Schedule FERC No. 24

     (b) The Members Committee shall create a User Group composed of representatives of bona fide public interest and environmental organizations that are interested in the activities of the LLC and are willing and able to participate in such a User Group.

     Meetings of User Groups shall be open to all Members and the Office of the Interconnection. Notices and agendas of meetings of a User Group shall be provided to all Members that ask to receive them.

     (d) Any recommendation or proposal for action adopted by affirmative vote of three-fourths or more of the members of a User Group shall be circulated by the Office of the Interconnection to the representatives on the Members Committee and shall be considered by the Members Committee at its next regular meeting occurring not earlier than 30 days after the circulation of such notice.

     (e) If the Members Committee does not adopt a recommendation or proposal submitted to it by a User Group, upon vote of nine-tenths or more of the members of the User Group the recommendation or proposal may be submitted to the PJM Board for its consideration in accordance with Section 7.7(v).

     8.8   Powers of the Members Committee.

     The Members Committee, acting by adoption of a motion as specified in
Section 8.4, shall have the power to take the actions specified in this Agreement, including:

           i)    Elect the members of the PJM Board;

           ii) In accordance with the provisions of Section 18.6 of this Agreement, amend any portion of this Agreement, including the Schedules hereto, or create new Schedules, and file any such amendments or new Schedules with FERC or other regulatory body of competent jurisdiction;

           iii)  Terminate this Agreement; and

           iv) Provide advice and recommendations to the PJM Board and the Office of the Interconnection.

                                   9.   OFFICERS

     9.1   Election and Term.

     The officers of the LLC shall consist of a President, a Secretary and a Treasurer. The PJM Board may elect such other officers as it deems necessary to carry out the business of the LLC. All officers shall be elected by the PJM Board and shall hold office until the next annual meeting of the PJM Board and until their successors are elected. Any number of offices may be held by the same person, except that the offices of the President and Treasurer may not be held by the same person.


Issued By: Richard A. Drom                          Effective: November 10, 2000
           Vice President, General Counsel
Issued On: November 9, 2000

PJM Interconnection, L.L.C.                                Original Sheet No. 34
First Revised Rate Schedule FERC No. 24

     9.2   President.

     The PJM Board shall appoint a President and Chief Executive Officer of the LLC (the "President"). The President shall direct and supervise the day-to-day operation of the LLC, and shall report to the PJM Board. The President shall be responsible for directing and supervising the Office of the Interconnection in the performance of the duties and responsibilities specified in Section 10.4. The President shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the LLC, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board to some other officer or agent of the LLC. In the absence of the President or in the event of his or her inability or refusal to act, and if a vice president has been appointed by the PJM Board, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated by the PJM Board in its Minutes) shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. The Vice President shall perform such other duties and have such other powers as the PJM Board may from time to time prescribe.

     9.3   Secretary.

     The Secretary shall attend all meetings of the PJM Board and record all the proceedings of the meetings of the PJM Board in a minute book to be kept for that purpose and shall perform like duties for the standing committees or special committees when required. He or she shall give, or cause to be given, notice of all special meetings of the PJM Board, and shall perform such other duties as may be prescribed by the PJM Board or President, under whose supervision he or she shall be. He or she shall have custody of the corporate seal of the LLC, and he or she, or an assistant secretary, shall have authority to affix the same to any instrument requiring it and, when so affixed, it may be attested by his or her signature or by the signature of such assistant secretary. The PJM Board may give general authority to any other officer to affix the seal of the LLC and to attest the affixing by his or her signature.

     9.4   Treasurer.

     The Treasurer shall have or arrange for the custody of the LLC's funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belongings to the LLC and shall deposit all moneys and other valuable effects in the name and to the credit of the LLC in such depositories as may be designated by the PJM Board. The Treasurer shall disburse the funds of the LLC as may be ordered by the PJM Board, taking proper vouchers for such disbursements, and shall render to the President and PJM Board at its regular meetings, or when the PJM Board so requires, an account of his or her transactions as Treasurer and of the financial condition of the LLC. If required by the Board, the Treasurer shall give the LLC a bond (which shall be renewed periodically) in such sum and with such surety or sureties as shall be satisfactory to the PJM Board for the faithful performance of the duties of his office and of the restoration to the LLC, in case of his or her death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his or her possession or under his or her control belonging to the LLC.


Issued By: Richard A. Drom                          Effective: November 10, 2000
           Vice President, General Counsel
Issued On: November 9, 2000

PJM Interconnection, L.L.C.                                Original Sheet No. 35
First Revised Rate Schedule FERC No. 24

     9.5   Renewal of Officers; Vacancies.

     Any officer elected or appointed by the PJM Board may be removed at any time by the affirmative vote of a majority of the PJM Board eligible to vote. Any vacancy occurring in any office of the LLC shall be filled by the PJM Board.

     9.6   Compensation.

     The salaries of all officers and agents of the LLC, and the reasonable compensation of the PJM Board, shall be fixed by the PJM Board.

                     10.    OFFICE OF THE INTERCONNECTION.

     10.1  Establishment.

     The Office of the Interconnection shall implement this Agreement, administer the PJM Tariff, and undertake such other responsibilities as set forth herein. All personnel of the Office of the Interconnection shall be employees of the LLC or under contract thereto. The cost of the Office of the Interconnection and expenses associated therewith, including salaries and expenses of said personnel, space and any necessary facilities or other capital expenditures, shall be recovered in accordance with Schedule 3. The Office of the Interconnection shall adopt, publish and comply with standards of conduct that satisfy the regulations of FERC.

     10.2  Processes and Organization.

     In order to carry out the responsibilities of the Office of the Interconnection for the safe and reliable operation of the Interconnection, the President may establish processes and organization for operating personnel and facilities as the President shall deem appropriate, and shall request such Members as the President shall deem appropriate to participate in such processes and organization. All such processes and organization shall be carried out in accordance with all applicable code of conduct or other functional separation requirements of FERC.

     10.3  Confidential Information.

     The Office of the Interconnection shall comply with the requirements of
Section 18.17 with respect to any proprietary or confidential information received from or about any Member.

     10.4  Duties and Responsibilities.

     The Office of the Interconnection, under the direction of the President as supervised and overseen by the PJM Board, shall carry out the following duties and responsibilities, in accordance with the provisions of this Agreement:

           i)    Administer and implement this Agreement;

           ii) Perform such functions in furtherance of this Agreement as the PJM Board, acting within the scope of its duties and responsibilities under this Agreement, may direct;

           iii)  Prepare, maintain, update and disseminate the PJM Manuals;

           iv) Comply with MAAC and NERC operation and planning standards, principles and guidelines;


Issued By: Richard A. Drom                          Effective: November 10, 2000
           Vice President, General Counsel
Issued On: November 9, 2000

PJM Interconnection, L.L.C.                                Original Sheet No. 36
First Revised Rate Schedule FERC No. 24

           v) Maintain an appropriately trained workforce, and such equipment and facilities, including computer hardware and software and backup power supplies, as necessary or appropriate to implement or administer this Agreement;

           vi) Direct the operation and coordinate the maintenance of the facilities of the Interconnection used for both load and reactive supply, so as to maintain reliability of service and obtain the benefits of pooling and interchange consistent with this Agreement and the Reliability Assurance Agreement;

           vii) Direct the operation and coordinate the maintenance of the bulk power supply facilities of the Interconnection with such facilities and systems of others not party to this Agreement in accordance with agreements between the LLC and such other systems to secure reliability and continuity of service and other advantages of pooling on a regional basis;

           viii) Perform interchange accounting and maintain records pertaining to the operation of the PJM Interchange Energy Market and the Interconnection;

           ix) Notify the Members of the receipt of any application to become a Member, and of the action of the Office of the Interconnection on such application, including but not limited to the completion of integration of a new Member's system into the PJM Control Area as specified in Section 11.6(f);

           x)        Calculate the Weighted Interest of each Member;

           xi) Maintain accurate records of the sectors in which each Voting Member is entitled to vote, and calculate the results of any vote taken in the Members Committee;

           xii) Furnish appropriate information and reports as are required to keep the Members regularly informed of the outlook for, the functioning of, and results achieved by the Interconnection;

           xiii) File with FERC on behalf of the Members any amendments to this Agreement or the Schedules hereto, any new Schedules hereto, and make any other regulatory filings on behalf of the Members or the LLC necessary to implement this Agreement;

           xiv) At the direction of the PJM Board, submit comments to regulatory authorities on matters pertinent to the Interconnection;

           xv) Consult with the standing or other committees established pursuant to Section 8.6(a) on matters within the responsibility of the committee;

           xvi) Perform operating studies of the bulk power supply facilities of the Interconnection and make such recommendations and initiate such actions as may be necessary to maintain reliable operation of the Interconnection;

           xvii) Accept, on behalf of the Members, notices served under this Agreement;


Issued By: Richard A. Drom                          Effective: November 10, 2000
           Vice President, General Counsel
Issued On: November 9, 2000

PJM Interconnection, L.L.C.                                Original Sheet No. 37
First Revised Rate Schedule FERC No. 24

               xviii) Perform those functions and undertake those responsibilities transferred to it under the Transmission Owners Agreement, including (A) direct the operation of the transmission facilities of the parties to the Transmission Owners Agreement, (B) administer the PJM Tariff, and (C) administer the Regional Transmission Expansion Planning Protocol set forth as
                         Schedule 6 to this Agreement;

               xix) Perform those functions and undertake those responsibilities transferred to it under the Reliability Assurance Agreement, as specified in
                         Schedule 8 of this Agreement;

               xx) Monitor the operation of the PJM Control Area, ensure that appropriate Emergency plans are in place and appropriate Emergency drills are conducted, declare the existence of an Emergency, and direct the operations of the Members as necessary to manage, alleviate or end an Emergency;

               xxi) Incorporate the grid reliability requirements applicable to nuclear generating units in the PJM Control Area planning and operating principles and practices; and

               xxii) Initiate such legal or regulatory proceedings as directed by the PJM Board to enforce the obligations of this Agreement.

                                 11.  MEMBERS

     11.1      Management Rights.

     The Members or any of them shall not take part in the management of the business of, and shall not transact any business for, the LLC in their capacity as Members, nor shall they have power to sign for or to bind the LLC.

     11.2      Other Activities.

     Except as otherwise expressly provided herein, any Member may engage in or possess any interest in another business or venture of any nature and description, independently or with others, even if such activities compete directly with the business of the LLC, and neither the LLC nor any Member hereof shall have any rights in or to any such independent ventures or the income or profits derived therefrom.

     11.3      Member Responsibilities.

               11.3.1    General.

               To facilitate and provide for the work of the Office of the Interconnection and of the several committees appointed by the Members Committee, each Member shall, to the extent applicable;






Issued By:     Richard A. Drom                      Effective: November 10, 2000
               Vice President, General Counsel
Issued On:     November 9, 2000

PJM Interconnection, L.L.C.                                Original Sheet No. 38
First Revised Rate Schedule FERC No. 24


               (a) Maintain adequate records and, subject to the provisions of this Agreement for the protection of the confidentiality of proprietary or commercially sensitive information, provide data required for (i) coordination of operations, (ii) accounting for all interchange transactions,
(iii) preparation of required reports, (iv) coordination of planning, including those data required for capacity accounting, (v) preparation of maintenance schedules, (vi) analysis of system disturbances, and (vii) such other purposes, including those set forth in Schedule 2, as will contribute to the reliable and economic operation of the Interconnection;

               (b) Provide such recording, telemetering, communication and control facilities as are required for the coordination of its operations with the Office of the Interconnection and those of the other Members and to enable the Office of the Interconnection to operate the PJM Control Area and otherwise implement and administer this Agreement, including equipment required in normal and Emergency operations and for the recording and analysis of system disturbances;

               (c) Provide adequate and properly trained personnel to (i) permit participation in the coordinated operation of the Interconnection, (ii) meet its obligation on a timely basis for supply of records and data, (iii) serve on committees and participate in their investigations, and (iv) share in the representation of the Interconnection in inter-regional and national reliability activities;

               (d) Share in the costs of committee activities and investigations (including costs of consultants, computer time and other appropriate items), communication facilities used by all the Members (in addition to those provided in the Office of the Interconnection), and such other expenses as are approved for payment by the PJM Board, such costs to be recovered as provided in Schedule 3;

               (e) Comply with the requirements of the PJM Manuals and all directives of the Office of the Interconnection to take any action for the purpose of managing, alleviating or ending an Emergency, and authorize the Office of the Interconnection to direct the transfer or interruption of the delivery of energy on their behalf to meet an Emergency and to implement agreements with other Control Areas interconnected with the PJM Control Area for the mutual provision of service to meet an Emergency, and be subject to the emergency procedure charges specified in Schedule 9 of this Agreement for any failure to follow the Emergency instructions of the Office of the Interconnection.

               11.3.2    Facilities Planning and Operation.

               Consistent with and subject to the requirements of this Agreement, the PJM Tariff, the MAAC Agreement, the Reliability Assurance Agreement, the Transmission Owners Agreement, and the PJM Manuals, each Member shall cooperate with the other Members in the coordinated planning and operation of the facilities of its System within the PJM Control Area so as to obtain the greatest practicable degree of reliability, compatible economy and other advantages from such coordinated planning and operation. In furtherance of such cooperation each Member shall, as applicable:

               (a) Consult with the other Members and the Office of the Interconnection, and coordinate the installation of its electric generation and Transmission Facilities with those of such other Members so as to maintain reliable service in the PJM Control Area;



Issued By:     Richard A. Drom                      Effective: November 10, 2000
               Vice President, General Counsel
Issued On:     November 9, 2000

PJM Interconnection, L.L.C.                                Original Sheet No. 39
First Revised Rate Schedule FERC No. 24


               (b) Coordinate with the other Members, the Office of the Interconnection and with others in the planning and operation of the regional facilities to secure a high level of reliability and continuity of service and other advantages;

               (c) Cooperate with the other Members and the Office of the Interconnection in the implementation of all policies and procedures established pursuant to this Agreement for dealing with Emergencies, including but not limited to policies and procedures for maintaining or arranging for a portion of a Member's Capacity Resources at least equal to the level established pursuant to the Reliability Assurance Agreement to have the ability to go from a shutdown condition to an operating condition and start delivering power without assistance from the power system;

               (d) Cooperate with the members of MAAC to augment the reliability of the bulk power supply facilities of the region and comply with MAAC and NERC operating and planning standards, principles and guidelines and the PJM Manuals;

               (e) Obtain or arrange for transmission service as appropriate to carry out this Agreement;

               (f) Cooperate with the Office of the Interconnection's coordination of the operating and maintenance schedules of the Member's generating and Transmission Facilities with the facilities of other Members to maintain reliable service to its own customers and those of the other Members and to obtain economic efficiencies consistent therewith;

               (g) Cooperate with the other Members and the Office of the Interconnection in the analysis, formulation and implementation of plans to prevent or eliminate conditions that impair the reliability of the Interconnection; and

               (h) Adopt and apply standards adopted pursuant to this Agreement and conforming to MAAC and NERC standards, principles and guidelines and the PJM Manuals, for system design, equipment ratings, operating practices and maintenance practices.

               11.3.3    Electric Distributors.

               In addition to any of the foregoing responsibilities that may be applicable, each Member that is an Electric Distributor, whether or not that Member votes in the Members Committee in the Electric Distributor sector or meets the eligibility requirements for any other sector of the Members Committee, shall:

               (a) Accept, comply with or be compatible with all standards applicable within the PJM Control Area with respect to system design, equipment ratings, operating practices and maintenance practices as set forth in the PJM Manuals, or be subject to an interconnected Member's requirements relating to the foregoing, so that sufficient electrical equipment, control capability, information and communication are available to the Office of the Interconnection for planning and operation of the PJM Control Area;

               (b) Assure the continued compatibility of its local system energy management system monitoring and telecommunications systems to satisfy the technical requirements of interacting automatically or manually with the Office of the Interconnection as it directs the operation of the PJM Control Area;




Issued By:     Richard A. Drom                      Effective: November 10, 2000
               Vice President, General Counsel
Issued On:     November 9, 2000

PJM Interconnection, L.L.C.                                Original Sheet No. 40
First Revised Rate Schedule FERC No. 24


               (c) Maintain or arrange for a portion of its connected load to be subject to control by automatic underfrequency, under-voltage, or other load-shedding devices at least equal to the levels established pursuant to the Reliability Assurance Agreement, or be subject to another Member's control for these purposes;

               (d) Provide or arrange for sufficient reactive capability and voltage control facilities to conform to Good Utility Practice and (i) to meet the reactive requirements of its system and customers and (ii) to maintain adequate voltage levels and the stability required by the bulk power supply facilities of the Interconnection;

               (e) Shed connected load, share Capacity Resources, initiate active load management programs, and take such other coordination actions as may be necessary in accordance with the directions of the Office of the Interconnection in Emergencies;

               (f) Maintain or arrange for a portion of its Capacity Resources at least equal to the level established pursuant to the Reliability Assurance Agreement to have the ability to go from a shutdown condition to an operating condition and start delivering power without assistance from the power system;

               (g) Provide or arrange through another Member for the services of a 24-hour local control center to coordinate with the Office of the Interconnection, each such control center to be furnished with appropriate telemetry equipment as specified in the PJM Manuals, and to be staffed by system operators trained and delegated sufficient authority to take any action necessary to assure that the system for which the operator is responsible is operated in a stable and reliable manner;

               (h) Provide to the Office of the Interconnection all System, accounting, customer tracking, load forecasting (including all load to be served from its System) and other data necessary or appropriate to implement or administer this Agreement or the Reliability Assurance Agreement; and

               (i) Comply with the underfrequency relay obligations and charges specified in Schedule 7 of this Agreement.

               11.3.4    Reports to the Office of the Interconnection.

               Each Member shall report as promptly as possible to the Office of the Interconnection any changes in its operating practices and procedures relating to the reliability of the bulk power supply facilities of the Interconnection. The Office of the Interconnection shall review such reports, and if any change in an operating practice or procedure of the Member is not in accord with the established operating principles, practices and procedures for the Interconnection and such change adversely affects the Interconnection and regional reliability, it shall so inform such Member, and the other Members through their representative on the Operating Committee, and shall direct that such change be modified to conform to the established operating principles, practices and procedures.

     11.4      Regional Transmission Expansion Planning Protocol.

     The Members shall participate in regional transmission expansion planning in accordance with the Regional Transmission Expansion Planning Protocol set forth in Schedule 6 to this Agreement.



Issued By:     Richard A. Drom                      Effective: November 10, 2000
               Vice President, General Counsel
Issued On:     November 9, 2000

PJM Interconnection, L.L.C.                           First Revised Sheet No. 41
First Revised Rate Schedule FERC No. 24        Superceding Original Sheet No. 41


     11.5      Member Right to Petition.

     (a) Nothing herein shall deprive any Member of the right to petition FERC to modify any provision of this Agreement or any Schedule or practice hereunder that the petitioning Member believes to be unjust, unreasonable, or unduly discriminatory under Section 206 of the Federal Power Act, subject to the right of any other Member (a) to oppose said proposal, or (b) to withdraw from the LLC pursuant to Section 4.1.

     (b) Nothing herein shall be construed as affecting in any way the right of the Members, acting pursuant to a vote of the Members Committee as specified in Section 8.4, unilaterally to make an application to FERC for a change in any rate, charge, classification, tariff or service, or any rule or regulation related thereto, under section 205 of the Federal Power Act and pursuant to the rules and regulations promulgated by FERC thereunder, subject to the right of any Member that voted against such change in any rate, charge, classification, tariff or service, or any rule or regulation related thereto, in intervene in opposition to any such application.

     (c) Nothing in this Agreement shall preclude those Members joining in the proposal to utilize Locational Marginal Prices to deal with transmission congestion from (i) filing amendments to the Agreement necessary to implement the use of Locational Marginal Prices in the PJM Control Area in accordance with such orders or other directives as may be issued by FERC relating thereto, or
(ii) implementing the provisions of Sections 1.7.21 and 5.2.2(d) of Schedule 1 to this Agreement, without further authorization or approval by the Members Committee.

     11.6      Membership Requirements.

     (a)       To qualify as a Member, an entity shall:

               i) Be a Transmission Owner a Generation Owner, an Other Supplier, an Electric Distributor, or an End-Use Customer; and

               ii)  Accept the obligations set forth in this Agreement.

     (b) Certain Members that are Load Serving Entities are parties to the Reliability Assurance Agreement. Upon becoming a Member, any entity that is a Load Serving Entity and that wishes to become a Market Buyer shall also simultaneously execute the Reliability Assurance Agreement.

     (c) An entity that wishes to become a party to this Agreement shall apply, in writing, to the President setting forth its request, its qualifications for membership, its agreement to supply data as specified in this Agreement, its agreement to pay all costs and expenses in accordance with
Schedule 3, and providing all information specified pursuant to the Schedules to this Agreement for entities that wish to become Market Participants. Any such application that meets all applicable requirements shall be approved by the President within sixty (60) days.






Issued By:     Richard A. Drom                     Effective:  December 23, 2000
               Vice President, General Counsel
Issued On:     December 22, 2000

PJM Interconnection, L.L.C.                           First Revised Sheet No. 42
First Revised Rate Schedule FERC No. 24        Superceding Original Sheet No. 42

     (d) Nothing in this Section 11 is intended to remove, in any respect, the choice of participation by other utility companies or organizations in the operation of the Interconnection through inclusion in the System of a Member.

     (e) An entity whose application is accepted by the President pursuant to Section 11.6(c) shall execute a supplement to this Agreement in substantially the form prescribed in Schedule 4, which supplement shall be countersigned by the President and tendered for filing with FERC by the President. The entity shall become a Member effective on the date specified by FERC when accepting the supplement for filing.

     (f) Entities whose applications contemplate expansion or rearrangement of the PJM Control Area may become Members promptly as described in Sections 11.6(c) and 11.6(e) above, but the integration of the applicant's system into all of the operation and accounting provisions of this Agreement and the Reliability Assurance Agreement shall occur only after completion of all required installations and modifications of metering, communications, computer programming, and other necessary and appropriate facilities and procedures, as determined by the Office of the Interconnection. The Office of the Interconnection shall notify the other Members when such integration has occurred.

     (g) In accordance with the MAAC Agreement, a Member shall be a member of MAAC.

                     12.  TRANSFERS OF MEMBERSHIP INTEREST

     The rights and obligations created by this Agreement shall inure to and bind the successors and assigns of such Member; provided, however, that the rights and obligations of any Member hereunder shall not be assigned without the approval of the Members Committee except as to a successor in operation of a Member's electric operating properties by reason of a merger, consolidation, reorganization, sale, spinoff, or foreclosure, as a result of which substantially all such electric operating properties are acquired by such a successor, and such successor becomes a Member.

                               13.  INTERCHANGE

     13.1      Interchange Arrangements with Non-Members.

     Any Member may enter into interchange arrangements with others who are not Members with respect to the delivery or receipt of capacity and energy to fulfill its obligations hereunder or for any other purpose, subject to the standards and requirements established in or pursuant to this Agreement.

     13.2      Energy Market.

     The Office of the Interconnection shall administer an efficient energy market within the Interconnection, to be known as the PJM Interchange Energy Market, in which Members may buy and sell energy. The Office of the Interconnection will schedule in advance and dispatch generation on the basis of least-cost, security-constrained dispatch and the prices and operating characteristics offered by sellers within and into the Interconnection, continuing until sufficient generation is dispatched to serve the energy purchase requirements of the Interconnection and buyers out of the Interconnection, as well as the requirements of the Interconnection for ancillary services provided by such generation. Scheduling and dispatch shall be conducted in accordance with applicable schedules to the PJM Tariff and the Schedules to this Agreement.


Issued By:     Richard A. Drom                       Effective:  January 1, 2000
               Vice President, General Counsel
Issued On:     December 21, 2000

PJM Interconnection, L.L.C.                                Original Sheet No. 43
First Revised Rate Schedule FERC No. 24


                                 14.  METERING

     14.1      Installation, Maintenance and Reading of Meters.

     The quantities of electric energy involved in determination of the amounts of the billing rendered hereunder shall be ascertained by means of meters installed, maintained and read either at the expense of the party on whose premises the meters are located or as otherwise provided for by agreement between the parties concerned.

     14.2      Metering Procedures.

     Procedures with respect to maintenance, testing, calibrating, correction and registration records, and precision tolerance of all metering equipment shall be in accordance with Good Utility Practice. The expense of testing any meter shall be borne by the party owning such meter, except that when a meter tested upon request of another party is found to register within the established tolerance the party making the request shall bear the expense of such test.

     14.3      Integrated Megawatt-Hours.

     All metering of energy required herein shall be the integration of megawatt hours in the clock hour, and the quantities thus obtained shall constitute the megawatt load for such clock hour; provided, however, that adjustment shall be made for other contractual obligations of any Member as may be required to determine the quantity to be accounted for hereunder, and for transmission losses.

     14.4      Meter Locations.

     The meter locations to be used by the Members in determining their energy transactions on the Interconnection shall be as reasonably determined from time to time by the Member or the Office of the Interconnection.

                        15.  ENFORCEMENT OF OBLIGATIONS

     15.1      Failure to Meet Obligations.

               15.1.1    Termination of Market Buyer Rights.

               The Office of the Interconnection shall terminate a Market Buyer's right to make purchases from the PJM Interchange Energy Market and PJM Capacity Credit Market if it determines that the Market Buyer does not continue to meet the obligations set forth in this Agreement, provided that the Office of the Interconnection has notified the Market Buyer of any such deficiency and afforded the Market Buyer a reasonable opportunity to cure it. The Office of the Interconnection shall reinstate a Market Buyer's right to make purchases from the PJM Interchange Energy Market and PJM Capacity Credit Market upon demonstration by the Market Buyer that it has come into compliance with the obligations set forth in this Agreement.

               15.1.2    Termination of Market Seller Rights.

               The Office of the Interconnection shall not accept offers from a Market Seller that has not complied with the prices, terms, or operating characteristics of any of its prior scheduled transactions in the PJM Interchange Energy Market, unless such Market Seller has taken appropriate measures to the satisfaction of the Office of the Interconnection to ensure future compliance.



Issued By:     Richard A. Drom                      Effective: November 10, 2000
               Vice President, General Counsel
Issued On:     November 9, 2000

PJM Interconnection, L.L.C.                                Original Sheet No. 44
First Revised Rate Schedule FERC No. 24


               15.1.3    Payment of Bills.

               (a) A Member shall make full and timely payment, in accordance with the terms specified by the Office of the Interconnection, of all bills rendered in connection with or arising under or from this Agreement, any service or rate schedule, any tariff, or any services performed by the Office of the Interconnection, notwithstanding any disputed amount, but any such payment shall not be deemed a waiver of any right with respect to such dispute. With respect to any payment that the LLC is required to make to a Member in connection with or arising under this Agreement, any service or rate schedule, or any tariff, the LLC shall have a right of setoff equal to any amount that the Member is required to pay the LLC in connection with or arising under or from this Agreement, any service or rate schedule, any tariff, or any services performed by the Office of the Interconnection. Any Member that fails to make full and timely payment to the LLC, or otherwise fails to meet its financial or other obligations to a Member, the Office of the Interconnection or the LLC under this Agreement, shall upon expiration of the 10 day period specified below be in default. If the Office of the Interconnection concludes, upon its own initiative or the recommendation of or complaint by the Members Committee or any Member, that a Member is in breach of any obligation under this Agreement, the Office of the Interconnection shall so notify such Member and inform all other Members. The notified Member may remedy such asserted breach by: (i) paying all amounts assertedly due, along with interest on such amounts calculated in accordance with the methodology specified for interest on refunds in FERC's regulations at 18 C.F.R. (S) 35.19a(a)(2)(iii); and (ii) demonstration to the satisfaction of the Office of the Interconnection that the Member has taken appropriate measures to meet any other obligation of which it was deemed to be in breach; provided, however, that any such payment or demonstration may be subject to a reservation of rights, if any, to subject such matter to the PJM Dispute Resolution Procedures; and provided, further, that any such determination by the Office of the Interconnection may be subject to review by the PJM Board upon request of the Member involved or the Office of the Interconnection. If a Member has not remedied a breach by the 10th business day following receipt of the Office of the Interconnection's notice, or receipt of the PJM Board's decision on review, if applicable, then the Member shall be in default and, in addition to such other remedies as may be available to the LLC:

               i) A defaulting Market Participant shall be precluded from buying or selling energy in the PJM Interchange Energy Market until the default is remedied as set forth above;

               ii) A defaulting Member shall not be entitled to participate in the activities of any committee or other body established by the Members Committee or the Office of the Interconnection; and

               iii) A defaulting Member shall not be entitled to vote on the Members Committee or any other committee or other body established pursuant to this Agreement.







Issued By:     Richard A. Drom                      Effective: November 10, 2000
               Vice President, General Counsel
Issued On:     November 9, 2000

PJM Interconnection, L.L.C.                                Original Sheet No. 45
First Revised Rate Schedule FERC No. 24


     15.2      Enforcement of Obligations.

     If the Office of the Interconnection sends a notice to the PJM Board that a Member has failed to perform an obligation under this Agreement, the PJM Board shall initiate such action against such Member to enforce such obligation as the PJM Board shall deem appropriate. Subject to the procedures specified in
Section 15.1, a Member's failure to perform such obligation shall be deemed to be a default under this Agreement. In order to remedy a default, but without limiting any rights the LLC may have against the defaulting Member, the PJM Board may assess against, and collect from, the Members not in default, in proportion to their Weighted Interest, an amount equal to the amount that the defaulting Member has failed to pay to the Office of the Interconnection, along with appropriate interest, but such assessment shall in no way relieve the defaulting Member of its obligations, and shall confer upon the Members Committee the right to recover the assessed amounts from the defaulting Member. In addition to any amounts in default, the defaulting Member shall be liable to the LLC for reasonable costs incurred in enforcing the defaulting Member's obligations.

     15.3      Obligations to a Member in Default.

     The Members have no continuing obligation to provide the benefits of interconnected operations to a Member in default.

     15.4      Obligations of a Member in Default.

     A Member found to be in default shall take all possible measures to mitigate the continued impact of the default on the Members not in default, including, but not limited to, loading its own generation to supply its own load to the maximum extent possible.

     15.5      No Implied Waiver.

     A failure of a Member, the PJM Board, or the LLC to insist upon or enforce strict performance of any of the provisions of this Agreement shall not be construed as a waiver or relinquishment to any extent of such entity's right to assert or rely upon any such provisions, rights and remedies in that or any other instance; rather, the same shall be and remain in full force and effect.








Issued By:     Richard A. Drom                      Effective: November 10, 2000
               Vice President, General Counsel
Issued On:     November 9, 2000

PJM Interconnection, L.L.C.                                Original Sheet No. 46
First Revised Rate Schedule FERC No. 24

                         16.  LIABILITY AND INDEMNITY

     16.1      Members.

     (a) As between the Members, except as may be otherwise agreed upon between individual Members with respect to specified interconnections, each Member will indemnify and hold harmless each of the other Members, and its directors, officers, employees, agents, or representatives, of and from any and all damages, losses, claims, demands, suits, recoveries, costs and expenses (including all court costs and reasonable attorneys' fees), caused by reason of bodily injury, death or damage to property of any third party, resulting from or attributable to the fault, negligence or willful misconduct of such Member, its directors, officers, employees, agents, or representatives, or resulting from, arising out of, or in any way connected with the performance of its obligations under this Agreement, excepting only, and to the extent, such cost, expense, damage, liability or loss may be caused by the fault, negligence or willful misconduct of any other Member. The duty to indemnify under this Agreement will continue in full force and effect notwithstanding the expiration or termination of this Agreement or the withdrawal of a Member from this Agreement, with respect to any loss, liability, damage or other expense based on facts or conditions which occurred prior to such termination or withdrawal.

     (b) The amount of any indemnity payment arising hereunder shall be reduced (including, without limitation, retroactively) by any insurance proceeds or other amounts actually recovered by the Member seeking indemnification in respect of the indemnified action, claim, demand, costs, damage or liability. If any Member shall have received an indemnity payment for an action, claim, demand, cost, damage or liability and shall subsequently actually receive insurance proceeds or other amounts for such action, claim, demand, cost, damage or liability, then such Member shall pay to the Member that made such indemnity payment the lesser of the amount of such insurance proceeds or other amounts actually received and retained or the net amount of the indemnity payments actually received previously.









Issued By:     Richard A. Drom                      Effective: November 10, 2000
               Vice President, General Counsel
Issued On:     November 9, 2000

PJM Interconnection, L.L.C.                                Original Sheet No. 47
First Revised Rate Schedule FERC No. 24


     16.2      LLC Indemnified Parties.

     (a) The LLC will indemnify and hold harmless the PJM Board, the LLC's officers, employees and agents, and any representatives of the Members serving on the Members Committee and any other committee created under Section 8 of this Agreement (all such Board Members, officers, employees, agents and representatives for purposes of this Section 16 being referred to as "LLC Indemnified Parties"), of and from any and all actions, claims, demands, costs (including consequential or indirect damages, economic losses and all court costs and reasonable attorneys' fees) and liabilities to any third parties, arising from, or in any way connected with, the performance of the LLC under this Agreement, or the fact that such LLC Indemnified Party was serving in such capacity, except to the extent that such action, claim, demand, cost or liability results from the willful misconduct of any LLC Indemnified Party with respect to participation in the misconduct. To the extent any dispute arises between any Member and the LLC arising from, or in any way connected with, the performance of the LLC under this Agreement, the Member and the LLC shall follow the PJM Dispute Resolution Procedures. To the extent that any such action, claim, demand, cost or liability arises from a Member's contractual or other obligation to provide electric service directly or indirectly to said third party, which obligation to provide service is limited by the terms of any tariff, service agreement, franchise, statute, regulatory requirement, court decision or other limiting provision, the Member designates the LLC and each LLC Indemnified Party a beneficiary of said limitation.

     (b) An LLC Indemnified Party shall not be personally liable for monetary damages for any breach of fiduciary duty by such LLC Indemnified Party, except that an LLC Indemnified Party shall be liable to the extent provided by applicable law (i) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or (ii) for any transaction from which the LLC Indemnified Party derived an improper personal benefit. Notwithstanding (i) and (ii), indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the LLC if and to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. If applicable law is hereafter construed or amended to authorize the further elimination or limitation of the liability of LLC Indemnified Parties, then the liability of the LLC Indemnified Parties, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by law. No amendment to or repeal of this section shall apply to or have any effect on the liability or alleged liability of any LLC Indemnified Party or with respect to any acts or omissions occurring prior to such amendment or repeal. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the LLC, and with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

     (c) The LLC may pay expenses incurred by an LLC Indemnified Party in defending a civil, criminal, administrative or investigative action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such LLC Indemnified Party to repay such amount if it shall ultimately be determined that such LLC Indemnified Party is not entitled to be indemnified by the LLC as authorized in this Section.



Issued By:     Richard A. Drom                      Effective: November 10, 2000
               Vice President, General Counsel
Issued On:     November 9, 2000

PJM Interconnection, L.L.C.                                Original Sheet No. 48
First Revised Rate Schedule FERC No. 24

     (d) In the event the LLC incurs liability under this Section 16.2 that is not adequately covered by insurance, such amounts shall be recovered pursuant to the PJM Tariff as provided in Schedule 3 of this Agreement.

     16.3  Worker's Compensation Claims.

     Each Member shall be solely responsible for all claims of its own employees, agents and servants growing out of any Worker's Compensation Law.

     16.4  Limitation of Liability.

     No Member or its directors, officers, employees, agents, or representatives shall be liable to any other Member or its directors, officers, employees, agents, or representatives, whether liability arises out of contract, tort (including negligence), strict liability, or any other cause of or form of action whatsoever, for any indirect, incidental, consequential, special or punitive cost, expense, damage or loss, including but not limited to loss of profits or revenues, cost of capital of financing, loss of goodwill or cost of replacement power, arising from such Member's performance or failure to perform any of its obligations under this Agreement or the ownership, maintenance or operation of its System; provided, however, that nothing herein shall be deemed to reduce or limit the obligations of any Member with respect to the claims of persons or entities that are not parties to this Agreement.

     16.5  Resolution of Disputes.

     To the extent any dispute arises between one or more Members regarding any issue covered by this Agreement, the Members shall follow the dispute resolution procedures set forth in the PJM Dispute Resolution Procedures.

     16.6  Gross Negligence or Willful Misconduct.

     Neither the LLC nor the LLC Indemnified Parties shall be liable to the Members or any of them for any claims, demands or costs arising from, or in any way connected with, the performance of the LLC under this Agreement other than actions, claims or demands based on gross negligence or willful misconduct; provided, however, that nothing herein shall limit or reduce the obligations of the LLC to the Members or any of them under the express terms of this Agreement or the PJM Tariff, including, but not limited to, those set forth in Sections
6.2 and 6.3 of this Agreement.

     16.7  Insurance.

     The PJM Board shall be authorized to procure insurance against the risks borne by the LLC and the LLC Indemnified Parties, the cost of which shall be treated as a cost and expense of the LLC.

    17.   MEMBER REPRESENTATIONS, WARRANTIES AND COVENANTS

     17.1  Representations and Warranties.

     Each Member makes the following representations and warranties to the LLC and each other Member, as of the Effective Date or such later date as such Member shall become admitted as a Member of the LLC.


Issued By:  Richard A Drom                         Effective: November 10, 2000
            Vice President, General Counsel
Issued On:  November 9, 2000

PJM Interconnection, L.L.C.                                Original Sheet No. 49
First Revised Rate Schedule FERC No. 24

           17.1.1   Organization and Existence.

           Such Member is an entity duly organized, validly existing and in good standing under the laws of the state of its organization.

           17.1.2   Power and Authority.

           Such Member has the full power and authority to execute, deliver and perform this Agreement and to carry out the transactions contemplated hereby.

           17.1.3   Authorization and Enforceability.

           The execution and delivery of this Agreement by such Member and the performance of its obligations hereunder have been duly authorized by all requisite action on the part of the Member, and do not conflict with any applicable law or with any other agreement binding upon the Member. The Agreement has been duly executed and delivered by such Member and constitutes the legal, valid and binding obligation of such Member, enforceable against it in accordance with the terms thereof, except insofar as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and to general principles of equity whether such principles are considered in proceedings in law or in equity.

           17.1.4   No Government Consents.

           No authorization, consent, approval or order of, notice to or registration, qualification, declaration or filing with, any governmental authority is required for the execution, delivery and performance by such Member of this Agreement or the carrying out by such Member of the transactions contemplated hereby other than such authorization, consent, approval or order of, notice to or registration, qualification, declaration or filing that is pending before such governmental authority.

           17.1.5   No Conflict or Breach.

           None of the execution, delivery and performance by such Member of this Agreement, the compliance with the terms and provisions hereof and the carrying out of the transactions contemplated hereby, conflicts or will conflict with or will result in a breach or violation of any of the terms, conditions or provisions of any law, governmental rule or regulation or the charter documents or bylaws of such Member or any applicable order, writ, injunction, judgment or decree of any court or governmental authority against such Member or by which it or any of its properties, is bound, or any loan agreement, indenture, mortgage, bond, note, resolution, contract or other agreement or instrument to which such Member is a party or by which it or any of its properties is bound, or constitutes or will constitute a default thereunder or will result in the imposition of any lien upon any of its properties.

           17.1.6   No Proceedings.

           There are no actions at law, suits in equity, proceedings or claims pending or, to the knowledge of the Member, threatened against the Member before any federal, state, foreign or local court, tribunal or government agency or authority that might materially delay, prevent or hinder the performance by the Member of its obligations hereunder.


Issued By:  Richard A Drom                         Effective: November 10, 2000
            Vice President, General Counsel
Issued On:  November 9, 2000

PJM Interconnection, L.L.C.                                Original Sheet No. 50
First Revised Rate Schedule FERC No. 24

          17.2  Municipal Electric Systems.

          Any provisions of Section 17.1 notwithstanding, if any Member that is a municipal electric system believes in good faith that the provisions of Sections 5.1(b) and 16.1 of this Agreement may not lawfully be applied to that Member under applicable state law governing municipal activities, the Member may request a waiver of the pertinent provisions of the Agreement. Any such request for waiver shall be supported by an opinion of counsel for the Member to the effect that the provision of the Agreement as to which waiver is sought may not lawfully be applied to the Member under applicable state law. The PJM Board shall have the right to have the opinion of the Member's counsel reviewed by counsel to the LLC. If the PJM Board concludes that either or both of Sections 5.1(b) and 16.1 of this Agreement may not lawfully be applied to a municipal electric system Member, it shall waive the application of the affected provision or provisions to such municipal Member. Any Member not permitted by law to indemnify the other Members shall not be indemnified by the other Members.

          17.3  Survival.

          All representations and warranties contained in this Section 17 shall survive the execution and delivery of this Agreement.

                          18. MISCELLANEOUS PROVISIONS

          18.1  [Reserved.]

          18.2  Fiscal and Taxable Year.

          The fiscal year and taxable year of the LLC shall be the calendar year.

          18.3  Reports.

          Each year prior to the Annual Meeting of the Members, the PJM Board shall cause to be prepared and distributed to the Members a report of the LLC's activities since the prior report.

          18.4  Bank Accounts; Checks, Notes and Drafts.

          (a) Funds of the LLC shall be deposited in an account or accounts of a type, in form and name and in a bank(s) or other financial institution(s) which are participants in federal insurance programs as selected by the PJM Board. The PJM Board shall arrange for the appropriate conduct of such accounts. Funds may be withdrawn from such accounts only for bona fide and legitimate LLC purposes and may from time to time be invested in such short-term securities, money market funds, certificates of deposit or other liquid assets as the PJM Board deems appropriate. All checks or demands for money and notes of the LLC shall be signed by any officer or by any other person designated by the PJM Board.

          (b) The Members acknowledge that the PJM Board may maintain LLC funds in accounts, money market funds, certificates of deposit, other liquid assets in excess of the insurance provided by the Federal Deposit Insurance Corporation, or other depository insurance institutions and that the PJM Board shall not be accountable or liable for any loss of such funds resulting from failure or insolvency of the depository institution.

          (c) Checks, notes, drafts and other orders for the payment of money shall be signed by such persons as the PJM Board from time to time may authorize. When the PJM Board so authorizes, the signature of any such person may be a facsimile.


Issued By:  Richard A Drom                         Effective: November 10, 2000
            Vice President, General Counsel
Issued On:  November 9, 2000

PJM Interconnection, L.L.C.                                Original Sheet No. 51
First Revised Rate Schedule FERC No. 24

          18.5   Books and Records.

          (a) At all times during the term of the LLC, the PJM Board shall keep, or cause to be kept, full and accurate books of account, records and supporting documents, which shall reflect, completely, accurately and in reasonable detail, each transaction of the LLC. The books of account shall be maintained and tax returns prepared and filed on the method of accounting determined by the PJM Board. The books of account, records and all documents and other writings of the LLC shall be kept and maintained at the principal office of the Interconnection.

          (b) The PJM Board shall cause the Office of the Interconnection to keep at its principal office the following:

                 i) A current list in alphabetical order of the full name and last known business address of each Member, the Weighted Interest of each Member, and the Members Committee sector of each Voting Member;


                 ii) A copy of the Certificate of Formation and the Certificate of Conversion, and all Certificates of Amendment thereto;

                 iii) Copies of the LLC's federal, state, and local income tax returns and reports, if any, for the three most recent years; and

                 iv) Copies of the Operating Agreement, as amended, and of any financial statements of the LLC for the three most recent years.

          18.6   Amendment.

          (a) Except as provided by law or otherwise set forth herein, this Agreement, including any Schedule hereto, may be amended, or a new Schedule may be created, only upon: (i) submission of the proposed amendment to the PJM Board for its review and comments; (ii) approval of the amendment or new Schedule by the Members Committee, after consideration of the comments of the PJM Board, in accordance with Section 8.4, or written agreement to an amendment of all Members not in default at the time the amendment is agreed upon; and (iii) approval and/or acceptance for filing of the amendment by FERC and any other regulatory body with jurisdiction thereof as may be required by law. If and as necessary, the Members Committee may file with FERC or other regulatory body of competent jurisdiction any amendment to this Agreement or to its Schedules or a new Schedule not filed by the Office of the Interconnection.

          (b) Notwithstanding the foregoing, an applicant eligible to become a Member in accordance with the procedures specified in this Agreement shall become a Member by executing a counterpart of this Agreement without the need for amendment of this Agreement or execution of such counterpart by any other Member.

          (c) Each of the following fundamental changes to the LLC shall require or be deemed to require an amendment to this Agreement and shall require the prior approval of FERC:

                 i)   Adoption of any plan of merger or consolidation;

                 ii) Adoption of any plan of sale, lease or exchange of assets relating to all, or substantially all, of the property and assets of the LLC;


Issued By:  Richard A Drom                         Effective: November 10, 2000
            Vice President, General Counsel
Issued On:  November 9, 2000

PJM Interconnection, L.L.C.                                Original Sheet No. 52
First Revised Rate Schedule FERC No. 24

               iii) Adoption of any plan of division relating to the division of the LLC into two or more corporations or other legal entities;

               iv) Adoption of any plan relating to the conversion of the LLC into a stock corporation;

               v)   Adoption of any proposal of voluntary dissolution; or

               vi) Taking any action which has the purpose or effect of the adoption of any plan or proposal described in items (i),
                    (ii), (iii), (iv) or (v) above.

     18.7   Interpretation.

     Wherever the context may require, any noun or pronoun used herein shall include the corresponding masculine, feminine or neuter forms. The singular form of nouns, pronouns and verbs shall include the plural and vice versa.

     18.8   Severability.

     Each provision of this Agreement shall be considered severable and if for any reason any provision is determined by a court or regulatory authority of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions of this Agreement shall continue in full force and effect and shall in no way be affected, impaired or invalidated, and such invalid, void or unenforceable provision shall be replaced with valid and enforceable provision or provisions which otherwise give effect to the original intent of the invalid, void or unenforceable provision.

     18.9   Force Majeure.

     No Member shall be liable to any other Member for damages or otherwise be in breach of this Agreement to the extent and during the period such Member's performance is prevented by any cause or causes beyond such Member's control and without such Member's fault or negligence, including but not limited to any act, omission, or circumstance occasioned by or in consequence of any act of God, labor disturbance, act of the public enemy, war, insurrection, riot, fire, storm or flood, explosion, breakage or accident to machinery or equipment, or curtailment, order, regulation or restriction imposed by governmental, military or lawfully established civilian authorities; provided, however, that any such foregoing event shall not excuse any payment obligation. Upon the occurrence of an event considered by a Member to constitute a force majeure event, such Member shall use due diligence to endeavor to continue to perform its obligations as far as reasonably practicable and to remedy the event, provided that no Member shall be required by this provision to settle any strike or labor dispute.

     18.10  Further Assurances.

     Each Member hereby agrees that it shall hereafter execute and deliver such further instruments, provide all information and take or forbear such further acts and things as may be reasonably required or useful to carry out the intent and purpose of this Agreement and as are not inconsistent with the terms hereof.

     18.11  Seal.

     The seal of the LLC shall have inscribed thereon the name of the LLC, the year of its organization and the words "Corporate Seal, Delaware." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.


Issued By:  Richard A Drom                         Effective: November 10, 2000
            Vice President, General Counsel
Issued On:  November 9, 2000

PJM Interconnection, L.L.C.                                Original Sheet No. 53
First Revised Rate Schedule FERC No. 24

     18.12  Counterparts.

     This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together will constitute one instrument, binding upon all parties hereto, notwithstanding that all of such parties may not have executed the same counterpart.

     18.13  Costs of Meetings.

     Each Member shall be responsible for all costs of its representative, alternate or substitute in attending any meeting. The Office of the Interconnection shall pay the other reasonable costs of meetings of the PJM Board and the Members Committee, and such other committees, subcommittees, task forces, working groups, User Groups or other bodies as determined to be appropriate by the Office of the Interconnection, which costs otherwise shall be paid by the Members attending. The Office of the Interconnection shall reimburse all Board Members for their reasonable costs of attending meetings.

     18.14  Notice.

     (a) Except as otherwise expressly provided herein, notices required under this Agreement shall be in writing and shall be sent to a Member by overnight courier, hand delivery, telecopier or other reliable electronic means to the representative on the Members Committee of such Member at the address for such Member previously provided by such Member to the other Members or as otherwise directed by the Members Committee. Any such notice so sent shall be deemed to have been given (i) upon delivery if given by overnight couriers or hand delivery, or (ii) upon confirmation if given by telecopier or other reliable electronic means.

     (b) Notices, as well as copies of the agenda and minutes of all meetings of committees, subcommittees, task forces, working groups, User Groups, or other bodies formed under this Agreement, shall be posted in a timely fashion on and made available for downloading from the PJM website.

     18.15  Headings.

     The section headings used in this Agreement are for convenience only and shall not affect the construction or interpretation of any of the provisions of this Agreement.

     18.16  No Third-Party Beneficiaries.

     This Agreement is intended to be solely for the benefit of the Members and their respective successors and permitted assigns and, unless expressly stated herein, is not intended to and shall not confer any rights or benefits on any third party (other than successors and permitted assigns) not a signatory hereto.


Issued By:  Richard A Drom                         Effective: November 10, 2000
            Vice President, General Counsel
Issued On:  November 9, 2000

PJM Interconnection, L.L.C.                                Original Sheet No. 54
First Revised Rate Schedule FERC No. 24

     18.17  Confidentiality.

            18.17.1  Party Access.

            (a) No Member shall have a right hereunder to receive or review any documents, data or other information of another Member, including documents, data or other information provided to the Office of the Interconnection, to the extent such documents, data or information have been designated as confidential pursuant to the procedures adopted by the Office of the Interconnection or to the extent that they have been designated as confidential by such other Member; provided, however, a Member may receive and review any composite documents, data and other information that may be developed based on such confidential documents, data or information if the composite does not disclose any individual Member's confidential data or information.

            (b) Except as may be provided in this Agreement or in the PJM Open Access Transmission Tariff, the Office of the Interconnection shall not disclose to its Members or to third parties, any documents, data, or other information of a Member or entity applying for Membership, to the extent such documents, data, or other information has been designated confidential pursuant to the procedures adopted by the Office of the Interconnection or by such Member or entity applying for membership; provided that nothing contained herein shall prohibit the Office of the Interconnection from providing any such confidential information to its agents, representatives, or contractors to the extent that such person or entity is bound by an obligation to maintain such confidentiality. The Office of the Interconnection shall collect and use confidential information only in connection with its authority under this Agreement and the Open Access Transmission Tariff and the retention of such information shall be in accordance with PJM's data retention policies.

            (c) Nothing contained herein shall prevent the Office of the Interconnection from releasing a Member's confidential data or information to a third party provided that the Member has delivered to the Office of the Interconnection specific, written authorization for such release setting forth the data or information to be released, to whom such release is authorized, and the period of time for which such release shall be authorized. The Office of the Interconnection shall limit the release of a Member's confidential data or information to that specific authorization received from the Member. Nothing herein shall prohibit a Member from withdrawing such authorization upon written notice to the Office of the Interconnection who shall cease such release as soon as practicable after receipt of such withdrawal notice.


Issued By:  Richard A Drom                         Effective: November 10, 2000
            Vice President, General Counsel
Issued On:  November 9, 2000

PJM Interconnection, L.L.C.                                Original Sheet No. 55
First Revised Rate Schedule FERC No. 24

           18.17.2  Required Disclosure.

           (a) Notwithstanding anything in the foregoing Section to the contrary, and subject to the provisions of Section 18.17.3, if a Member or the Office of the Interconnection is required by applicable law, or in the course of administrative or judicial proceedings other than FERC proceedings or investigations, to disclose to third parties other than the FERC or its staff, information that is otherwise required to be maintained in confidence pursuant to this Agreement, that Member or the Office of the Interconnection may make disclosure of such information; provided, however, that as soon as the Member or the Office of the Interconnection learns of the disclosure requirement and prior to making disclosure, that Member or the Office of the Interconnection shall notify the affected Member or Members of the requirement and the terms thereof and the affected Member or Members may direct, at their sole discretion and cost, any challenge to or defense against the disclosure requirement. The disclosing Member and the Office of the Interconnection shall cooperate with such affected Members to the maximum extent practicable to minimize the disclosure of the information consistent with applicable law. Each Member and the Office of the Interconnection shall cooperate with the affected Members to obtain proprietary or confidential treatment of such information by the person to whom such information is disclosed prior to any such disclosure.

           (b) Nothing in this Section 18.17 shall prohibit or otherwise limit the Office of the Interconnection's use of information covered herein if such information was: (i) previously known to the Office of the Interconnection without an obligation of confidentiality; (ii) independently developed by or for the Office of the Interconnection using nonconfidential information; (iii) acquired by the Office of the Interconnection from a third party which is not, to the Office of the Interconnection's knowledge, under an obligation of confidence with respect to such information; (iv) which is or becomes publicly available other than through a manner inconsistent with this Section 18.17. (c) The Office of the Interconnection shall impose on any contractors retained to provide technical support or otherwise to assist with the implementation or administration of this Agreement or of the Open Access Transmission Tariff a contractual duty of confidentiality consistent with this Agreement. A Member shall not be obligated to provide confidential or proprietary information to any contractor that does not assume such a duty of confidentiality, and the Office of the Interconnection shall not provide any such information to any such contractor without the express written permission of the Member providing the information.

           (d) Section 18.17.2(a) does not apply to disclosure of information to the FERC or its staff.


Issued By:  Richard A Drom                         Effective: October 24, 2000
            Vice President, General Counsel
Issued On:  January 11, 2001

          Filed to comply with order of the Federal Energy Regulatory
      Commission, Docket No. ER01-204, issued December 14, 2000, 93 FERC
                             (para) 61,269 (2000)

PJM Interconnection, L.L.C.                                Original Sheet No. 56
First Revised Rate Schedule FERC No. 24

          18.17.3 Disclosure to FERC.

          Notwithstanding anything in this Section to the contrary, if the FERC or its staff, during the course of an investigation or otherwise, requests information from the Office of the Interconnection that is otherwise required to be maintained in confidence pursuant to this Agreement, the Office of the Interconnection shall provide the requested information to the FERC or its staff, within the time provided for in the request for information. In providing the information to the FERC or its staff, the Office of the Interconnection may, consistent with 18 C.F.R. (S) 388.112, request that the information be treated as confidential and non-public by the FERC and its staff and that the information be withheld from public disclosure. The Office of the Interconnection shall notify any affected Member(s) when it is notified by FERC or its staff, that a request for disclosure of, or decision to disclose, confidential information has been received, at which time the Office of Interconnection and the affected Member may respond before such information would be made public, pursuant to 18 C.F.R. (S) 388.112.

    18.18 Termination and Withdrawal.

          18.18.1 Termination.

          Upon termination of this Agreement, final settlement for obligations under this Agreement shall include the accounting for the period ending with the last day of the last month for which the Agreement was effective.

          18.18.2 Withdrawal.

          Subject to the requirements of Section 4.1(c) of this Agreement and
Section 1.4.6 of the Schedule 1 to this Agreement, any Member may withdraw from this Agreement upon 90 days notice to the Office of the Interconnection.

          18.18.3 Winding Up.

          Any provision of this Agreement that expressly or by implication comes into or remains in force following the termination or expiration of this Agreement shall survive such termination or expiration. The surviving provisions shall include, but shall not be limited to: (i) those provisions necessary to permit the orderly conclusion, or continuation pursuant to another agreement, of transactions entered into prior to the decision to terminate this Agreement, (ii) those provisions necessary to conduct final billing, collection, and accounting with respect to all matters arising hereunder, and (iii) the indemnification provisions as applicable to periods prior to such termination or expiration.


     IN WITNESS whereof, the Members have caused this Agreement to be executed by their duly authorized representatives.


Issued By:  Richard A Drom                         Effective: October 24, 2000
            Vice President, General Counsel
Issued On:  January 11, 2001
          Filed to comply with order of the Federal Energy Regulatory
      Commission, Docket No. ER01-204, issued December 14, 2000, 93 FERC
                             (para) 61,269 (2000)

PJM Interconnection, L.L.C.                                Original Sheet No. 57
First Revised Rate Schedule FERC No. 24

                                   SCHEDULE 1
                                   ----------

                         PJM INTERCHANGE ENERGY MARKET
                         -----------------------------

                             1.   MARKET OPERATIONS

     1.1  Introduction.

     This Schedule sets forth the scheduling, other procedures, and certain general provisions applicable to the operation of the PJM Interchange Energy Market within the PJM Control Area. This Schedule addresses each of the three time-frames pertinent to the daily operation of the PJM Interchange Energy
Market:  Prescheduling, Scheduling, and Dispatch.

     1.2  Cost-based Offers.

     Unless and until the FERC shall authorize the use of market-based prices in the PJM Interchange Energy Market, all offers for energy or other services to be sold on the PJM Interchange Energy Market from generating resources located within the PJM Control Area shall not exceed the variable cost of producing such energy or other service, as determined in accordance with Schedule 2 to this Agreement and applicable regulatory standards, requirements and determinations; provided that, a Market Seller may offer to the PJM Interchange Energy Market the right to call on energy from a resource the output of which has been sold on a bilateral basis, with the rate for such energy if called equal to the curtailment rate specified in the bilateral contract.

     1.3  Definitions.

          1.3.1   Day-ahead Energy Market.

          "Day-ahead Energy Market" shall mean the schedule of commitments for the purchase or sale of energy and payment of Transmission Congestion Charges developed by the Office of the Interconnection as a result of the offers and specifications submitted in accordance with Section 1.10 of this Schedule.

          1.3.1A  Day-ahead Prices.

          "Day-ahead Prices" shall mean the Locational Marginal Prices resulting from the Day-ahead Energy Market.

          1.3.1B  Decrement Bid.

          "Decrement Bid" shall mean a bid to purchase energy at a specified location in the Day-ahead Energy Market. An accepted Decrement Bid results in scheduled load at the specified location in the Day-ahead Energy Market.



Issued By:  Richard A Drom                         Effective: November 10, 2000
            Vice President, General Counsel
Issued On:  November 9, 2000

PJM Interconnection, L.L.C.                                Original Sheet No. 58
First Revised Rate Schedule FERC No. 24

          1.3.1C    Dispatch Rate.

          "Dispatch Rate" shall mean the control signal, expressed in dollars per megawatt-hour, calculated and transmitted continuously and dynamically to direct the output level of all generation resources dispatched by the Office of the Interconnection in accordance with the Offer Data.

           1.3.2    Equivalent Load.

          "Equivalent Load" shall mean the sum of a Market Participant's net system requirements to serve its customer load in the PJM Control Area, if any, plus its net bilateral transactions.

           1.3.3    External Market Buyer.

          "External Market Buyer" shall mean a Market Buyer making purchases of energy from the PJM Interchange Energy Market for consumption by end-users outside the PJM Control Area, or for load in the Control Area that is not served by Network Transmission Service.

          1.3.4     External Resource.

          "External Resource" shall mean a generation resource located outside the metered boundaries of the PJM Control Area.

          1.3.5     Fixed Transmission Right.

          "Fixed Transmission Right" shall mean a right to receive Transmission Congestion Credits as specified in Section 5.2.2 of this Schedule.

          1.3.6     Generating Market Buyer.

          "Generating Market Buyer" shall mean an Internal Market Buyer that is a Load Serving Entity that owns or has contractual rights to the output of generation resources capable of serving the Market Buyer's load in the PJM Control Area, or of selling energy or related services in the PJM Interchange Energy Market or elsewhere.

          1.3.7     Generator Forced Outage.

          "Generator Forced Outage" shall mean an immediate reduction in output or capacity or removal from service, in whole or in part, of a generating unit by reason of an Emergency or threatened Emergency, unanticipated failure, or other cause beyond the control of the owner or operator of the facility, as specified in the relevant portions of the PJM Manuals. A reduction in output or removal from service of a generating unit in response to changes in market conditions shall not constitute a Generator Forced Outage.

          1.3.8     Generator Maintenance Outage.

          "Generator Maintenance Outage" shall mean the scheduled removal from service, in whole or in part, of a generating unit in order to perform necessary repairs on specific components of the facility, if removal of the facility meets the guidelines specified in the PJM Manuals.



Issued By:  Richard A Drom                         Effective: November 10, 2000
            Vice President, General Counsel
Issued On:  November 9, 2000

PJM Interconnection, L.L.C                                 Original Sheet No. 59
First Revised Rate Schedule FERC No. 24

          1.3.9   Generator Planned Outage.

          "Generator Planned Outage" shall mean the scheduled removal from service, in whole or in part, of a generating unit for inspection, maintenance or repair with the approval of the Office of the Interconnection in accordance with the PJM Manuals.

          1.3.9A  Increment Bid.

          "Increment Bid" shall mean an offer to sell energy at a specified location in the Day-ahead Energy Market. An accepted Increment Bid results in scheduled generation at the specified location in the Day-ahead Energy Market.

          1.3.10  Internal Market Buyer.

          "Internal Market Buyer" shall mean a Market Buyer making purchases of energy from the PJM Interchange Energy Market for ultimate consumption by end-users inside the PJM Control Area that are served by Network Transmission Service.

          1.3.11  Inadvertent Interchange.

          "Inadvertent Interchange" shall mean the difference between net actual energy flow and net scheduled energy flow into or out of the PJM Control Area, as determined and allocated each hour by the Office of the Interconnection in accordance with the procedures set forth in the PJM Manuals to each Electric Distributor that reports to the Office of the Interconnection its hourly net energy flows from metered tie lines.

          1.3.12  Market Operations Center.

          "Market Operations Center" shall mean the equipment, facilities and personnel used by or on behalf of a Market Participant to communicate and coordinate with the Office of the Interconnection in connection with transactions in the PJM Interchange Energy Market or the operation of the PJM Control Area.

          1.3.13  Maximum Generation Emergency.

          "Maximum Generation Emergency" shall mean an Emergency declared by the Office of the Interconnection in which the Office of the Interconnection anticipates requesting one or more Capacity Resources to operate at its maximum net or gross electrical power output, subject to the equipment stress limits for such Capacity Resource, in order to manage, alleviate, or end the Emergency.

          1.3.14  Minimum Generation Emergency.

          "Minimum Generation Emergency" shall mean an Emergency declared by the Office of the Interconnection in which the Office of the Interconnection anticipates requesting one or more generating resources to operate at or below Normal Minimum Generation, in order to manage, alleviate, or end the Emergency.


Issued By: Richard A. Drom                         Effective: November 10, 2000
           Vice President, General Counsel
Issued On: November 9, 2000

PJM Interconnection, L.L.C                                 Original Sheet No. 60
First Revised Rate Schedule FERC No. 24


          1.3.14A  NERC Interchange Distribution Calculator.

          "NERC Interchange Distribution Calculator" shall mean the NERC mechanism that is in effect and being used to calculate the distribution of energy, over specific transmission interfaces, from energy transactions.

          1.3.15  Network Resource.

          "Network Resource" shall have the meaning specified in the PJM Tariff.

          1.3.16  Network Service User.

          "Network Service User" shall mean an entity using Network Transmission Service.

          1.3.17  Network Transmission Service.

          "Network Transmission Service" shall mean transmission service provided pursuant to the rates, terms and conditions set forth in Part III of the PJM Tariff, or transmission service comparable to such service that is provided to a Load Serving Entity that is also a Regional Transmission Owner as that term is defined in the PJM Tariff.

          1.3.18  Normal Maximum Generation.

          "Normal Maximum Generation" shall mean the highest output level of a generating resource under normal operating conditions.

          1.3.19  Normal Minimum Generation.

          "Normal Minimum Generation" shall mean the lowest output level of a generating resource under normal operating conditions.

          1.3.20  Offer Data.

          "Offer Data" shall mean the scheduling, operations planning, dispatch, new resource, and other data and information necessary to schedule and dispatch generation resources for the provision of energy and other services and the maintenance of the reliability and security of the transmission system in the PJM Control Area, and specified for submission to the PJM Interchange Energy Market for such purposes by the Office of the Interconnection.

          1.3.21  Office of the Interconnection Control Center.

          "Office of the Interconnection Control Center" shall mean the equipment, facilities and personnel used by the Office of the Interconnection to coordinate and direct the operation of the PJM Control Area and to administer the PJM Interchange Energy Market, including facilities and equipment used to communicate and coordinate with the Market Participants in connection with transactions in the PJM Interchange Energy Market or the operation of the PJM Control Area.

          1.3.22  Operating Day.

          "Operating Day" shall mean the daily 24 hour period beginning at midnight for which transactions on the PJM Interchange Energy Market are scheduled.


Issued By: Richard A. Drom                         Effective: November 10, 2000
           Vice President, General Counsel
Issued On: November 9, 2000

PJM Interconnection, L.L.C                                 Original Sheet No. 61
First Revised Rate Schedule FERC No. 24

          1.3.23   Operating Margin.

          "Operating Margin" shall mean the incremental adjustments, measured in megawatts, required in PJM Control Area operations in order to accommodate, on a first contingency basis, an operating contingency in the PJM Control Area resulting from operations in an interconnected Control Area. Such adjustments may result in constraints causing Transmission Congestion Charges, or may result in Ancillary Services charges pursuant to the PJM Tariff.

          1.3.24   Operating Margin Customer.

          "Operating Margin Customer" shall mean a Control Area purchasing Operating Margin pursuant to an agreement between such other Control Area and the LLC.

          1.3.25   PJM Interchange.

          "PJM Interchange" shall mean the following, as determined in accordance with the Schedules to this Agreement: (a) for a Market Participant that is a Network Service User, the amount by which its hourly Equivalent Load exceeds, or is exceeded by, the sum of the hourly outputs of its operating generating resources; or (b) for a Market Participant that is not a Network Service User, the amount of its Spot Market Backup; or (c) the hourly scheduled deliveries of Spot Market Energy by a Market Seller from an External Resource; or (d) the hourly net metered output of any other Market Seller; or (e) the hourly scheduled deliveries of Spot Market Energy to an External Market Buyer; or (f) the hourly scheduled deliveries to an Internal Market Buyer that is not a Network Service User.

          1.3.26   PJM Interchange Export.

          "PJM Interchange Export" shall mean the following, as determined in accordance with the Schedules to this Agreement: (a) for a Market Participant that is a Network Service User, the amount by which its hourly Equivalent Load is exceeded by the sum of the hourly outputs of its operating generating resources; or (b) for a Market Participant that is not a Network Service User, the amount of its Spot Market Backup sales; or (c) the hourly scheduled deliveries of Spot Market Energy by a Market Seller from an External Resource; or (d) the hourly net metered output of any other Market Seller.

          1.3.27   PJM Interchange Import.

          "PJM Interchange Import" shall mean the following, as determined in accordance with the Schedules to this Agreement: (a) for a Market Participant that is a Network Service User, the amount by which its hourly Equivalent Load exceeds the sum of the hourly outputs of its operating generating resources; or
(b) for a Market Participant that is not a Network Service User, the amount of its Spot Market Backup purchases; or (c) the hourly scheduled deliveries of Spot Market Energy to an External Market Buyer; or (d) the hourly scheduled deliveries to an Internal Market Buyer that is not a Network Service User.

          1.3.28   PJM Open Access Same-time Information System.

          "PJM Open Access Same-time Information System" shall mean the electronic communication system for the collection and dissemination of information about transmission services in the PJM Control Area, established and operated by the Office of the Interconnection in accordance with FERC standards and requirements.


Issued By: Richard A. Drom                         Effective: November 10, 2000
           Vice President, General Counsel
Issued On: November 9, 2000

PJM Interconnection, L.L.C                                 Original Sheet No. 62
First Revised Rate Schedule FERC No. 24


          1.3.29   Point-to-Point Transmission Service.

          "Point-to-Point Transmission Service" shall mean transmission service provided pursuant to the rates, terms and conditions set forth in Part II of the PJM Tariff.

          1.3.30   Ramping Capability.

          "Ramping Capability" shall mean the sustained rate of change of generator output, in megawatts per minute.

          1.3.30A  Real-time Prices.

          "Real-time Prices" shall mean the Locational Marginal Prices resulting from the Office of the Interconnection's dispatch of the PJM Interchange Energy Market in the Operating Day.

          1.3.30B  Real-time Energy Market.

          "Real-time Energy Market" shall mean the purchase or sale of energy and payment of Transmission Congestion Charges for quantity deviations from the Day-ahead Energy Market in the Operating Day.

          1.3.31   Regulation.

          "Regulation" shall mean the capability of a specific generating unit with appropriate telecommunications, control and response capability to increase or decrease its output in response to a regulating control signal, in accordance with the specifications in the PJM Manuals.

          1.3.32   Spot Market Backup.

          "Spot Market Backup" shall mean the purchase of energy from, or the delivery of energy to, the PJM Interchange Energy Market in quantities sufficient to complete the delivery or receipt obligations of a bilateral contract that has been curtailed or interrupted for any reason.

          1.3.33   Spot Market Energy.

          "Spot Market Energy" shall mean energy bought or sold by Market Participants through the PJM Interchange Energy Market at Locational Marginal Prices determined as specified in Section 2 of this Schedule.

          1.3.33A  State Estimator.

          "State Estimator" shall mean the computer model of power flows specified in Section 2.3 of this Schedule.

          1.3.34   Transmission Congestion Charge.

          "Transmission Congestion Charge" shall mean a charge attributable to the increased cost of energy delivered at a given load bus when the transmission system serving that load bus is operating under constrained conditions, which shall be calculated and allocated as specified in Section 5.1 of this Schedule.


Issued By: Richard A. Drom                         Effective: November 10, 2000
           Vice President, General Counsel
Issued On: November 9, 2000

PJM Interconnection, L.L.C                                 Original Sheet No. 63
First Revised Rate Schedule FERC No. 24


          1.3.35    Transmission Congestion Credit.

          "Transmission Congestion Credit" shall mean the allocated share of total Transmission Congestion Charges credited to each holder of Fixed Transmission Rights, calculated and allocated as specified in Section 5.2 of this Schedule.

          1.3.36    Transmission Customer.

          "Transmission Customer" shall mean an entity using Point-to-Point Transmission Service.

          1.3.37    Transmission Forced Outage.

          "Transmission Forced Outage" shall mean an immediate removal from service of a transmission facility by reason of an Emergency or threatened Emergency, unanticipated failure, or other cause beyond the control of the owner or operator of the transmission facility, as specified in the relevant portions of the PJM Manuals. A removal from service of a transmission facility at the request of the Office of the Interconnection to improve transmission capability shall not constitute a Forced Transmission Outage.

          1.3.37A   Transmission Loading Relief.

          "Transmission Loading Relief" shall mean NERC's procedures for preventing operating security limit violations, as implemented by PJM as the security coordinator responsible for maintaining transmission security for the PJM Control Area.

          1.3.37B   Transmission Loading Relief Customer.

          "Transmission Loading Relief Customer" shall mean an entity that, in accordance with Section 1.10.6A, has elected to pay Transmission Congestion Charges during Transmission Loading Relief in order to continue energy schedules over contract paths outside the PJM Control Area that are increasing the cost of energy in the PJM Control Area.

          1.3.38    Transmission Planned Outage.

          "Transmission Planned Outage" shall mean any transmission outage scheduled in advance for a pre-determined duration and which meets the notification requirements for such outages specified in the PJM Manuals.

     1.4  Market Buyers.

          1.4.1     Qualification.

          (a) To become a Market Buyer, an entity shall submit an application to the Office of the Interconnection, in such form as shall be established by the Office of the Interconnection.

          (b) An applicant that is a Load Serving Entity or that will purchase on behalf of or for ultimate delivery to a Load Serving Entity shall establish to the satisfaction of the Office of the Interconnection that the end-users that will be served through energy and related services purchased in the PJM Interchange Energy Market, are located electrically within the PJM Control Area, or will be brought within the PJM Control Area prior to any purchases from the PJM Interchange Energy Market. Such applicant shall further demonstrate that:


Issued By: Richard A. Drom                         Effective: November 10, 2000
           Vice President, General Counsel
Issued On: November 9, 2000

PJM Interconnection, L.L.C                                 Original Sheet No. 64
First Revised Rate Schedule FERC No. 24

          i) The Load Serving Entity for the end users is obligated to meet the requirements of the Reliability Assurance Agreement; and

          ii) The Load Serving Entity for the end users has arrangements in place for Network Transmission Service or Point-To-Point Transmission Service for all PJM Interchange Energy Market purchases.

          (c) An applicant that is not a Load Serving Entity or purchasing on behalf of or for ultimate delivery to a Load Serving Entity shall demonstrate that:

          i) The applicant has obtained or will obtain Network Transmission Service or Point-to-Point Transmission Service for all PJM Interchange Energy Market purchases; and

          ii) The applicant's PJM Interchange Energy Market purchases ill ultimately be delivered to a load in another Control Area that is recognized by NERC and that complies with NERC's standards for operating and planning reliable bulk electric systems.

          (d) An applicant shall not be required to obtain transmission service for purchases from the PJM Interchange Energy Market to cover quantity deviations from its sales in the Day-ahead Energy Market.

          (e)       All applicants shall demonstrate that:

          i) The applicant is capable of complying with all applicable metering, data storage and transmission, and other reliability, operation, planning and accounting standards and requirements for the operation of the PJM Control Area and the PJM Interchange Energy Market;

          ii) The applicant meets the creditworthiness standards established by the Office of the Interconnection, or has provided a letter of credit or other form of security acceptable to the Office of the Interconnection; and

          iii) The applicant has paid all applicable fees and reimbursed the Office of the Interconnection for all unusual or extraordinary costs of processing and evaluating its application to become a Market Buyer, and has agreed in its application to subject any disputes arising from its application to the PJM Dispute Resolution Procedures.

          (f) The applicant shall become a Market Buyer upon a final favorable determination on its application by the Office of the Interconnection as specified below, and execution by the applicant of counterparts of this Agreement.

          1.4.2     Submission of Information.

          The applicant shall furnish all information reasonably requested by the Office of the Interconnection in order to determine the applicant's qualification to be a Market Buyer. The Office of the Interconnection may waive the submission of information relating to any of the foregoing criteria, to the extent the information in the Office of the Interconnection's possession is sufficient to evaluate the application against such criteria.


Issued By: Richard A. Drom                         Effective: November 10, 2000
           Vice President, General Counsel
Issued On: November 9, 2000

PJM Interconnection, L.L.C                                 Original Sheet No. 65
First Revised Rate Schedule FERC No. 24

          1.4.3     Fees and Costs.

          The Office of the Interconnection shall require all applicants to become a Market Buyer to pay a uniform application fee, initially in the amount of $1,500, to defray the ordinary costs of processing such applications. The application fee shall be revised from time to time as the Office of the Interconnection shall determine to be necessary to recover its ordinary costs of processing applications. Any unusual or extraordinary costs incurred by the Office of the Interconnection in processing an application shall be reimbursed by the applicant.

          1.4.4     Office of the Interconnection Determination.

          Upon submission of the information specified above, and such other information as shall reasonably be requested by the Office of the Interconnection, the Office of the Interconnection shall undertake an evaluation and investigation to determine whether the applicant meets the criteria specified above. As soon as practicable, but in any event not later than 60 days after submission of the foregoing information, or such later date as may be necessary to satisfy the requirements of the Reliability Assurance Agreement, the Office of the Interconnection shall notify the applicant and the members of the Members Committee of its determination, along with a written summary of the basis for the determination. The Office of the Interconnection shall respond promptly to any reasonable and timely request by a Member for additional information regarding the basis for the Office of the Interconnection's determination, and shall take such action as it shall deem appropriate in response to any request for reconsideration or other action submitted to the Office of the Interconnection not later than 30 days from the initial notification to the Members Committee.

          1.4.5     Existing Participants.

          Any entity that was qualified to participate as a Market Buyer in the PJM Interchange Energy Market under the Operating Agreement of PJM Interconnection L.L.C. in effect immediately prior to the Effective Date shall continue to be qualified to participate as a Market Buyer in the PJM Interchange Energy Market under this Agreement.

          1.4.6     Withdrawal.

          (a) An Internal Market Buyer that is a Load Serving Entity may withdraw from this Agreement by giving written notice to the Office of the Interconnection specifying an effective date of withdrawal not earlier than the effective date of (i) its withdrawal from the Reliability Assurance Agreement, or (ii) the assumption of its obligations under the Reliability Assurance Agreement by an agent that is a Market Buyer.

          (b) An External Market Buyer or an Internal Market Buyer that is not a Load Serving Entity may withdraw from this Agreement by giving written notice to the Office of the Interconnection specifying an effective date of withdrawal at least one day after the date of the notice.


Issued By: Richard A. Drom                         Effective: November 10, 2000
           Vice President, General Counsel
Issued On: November 9, 2000

PJM Interconnection, L.L.C                                 Original Sheet No. 66
First Revised Rate Schedule FERC No. 24

          (c) Withdrawal from this Agreement shall not relieve a Market Buyer of any obligation to pay for electric energy or related services purchased from the PJM Interchange Energy Market prior to such withdrawal, to pay its share of any fees and charges incurred or assessed by the Office of the Interconnection prior to the date of such withdrawal, or to fulfill any obligation to provide indemnification for the consequences of acts, omissions or events occurring prior to such withdrawal; and provided, further, that withdrawal from this Agreement shall not relieve any Market Buyer of any obligations it may have under, or constitute withdrawal from, any other Related PJM Agreement.

          (d) A Market Buyer that has withdrawn from this Agreement may reapply to become a Market Buyer in accordance with the provisions of this
Section 1.4, provided it is not in default of any obligation incurred under this Agreement.

     1.5  Market Sellers.

          1.5.1     Qualification.

          A Member that demonstrates to the Office of the Interconnection that the Member meets the standards for the issuance of an order mandating the provision of transmission service under section 211 of the Federal Power Act, as amended by the Energy Policy Act of 1992, may become a Market Seller upon execution of this Agreement and submission to the Office of the Interconnection of the applicable Offer Data in accordance with the provisions of this Schedule. All Members that are Market Buyers shall become Market Sellers upon submission to the Office of the Interconnection of the applicable Offer Data in accordance with the provisions of this Schedule.

          1.5.2     Withdrawal.

          (a) A Market Seller may withdraw from this Agreement by giving written notice to the Office of the Interconnection specifying an effective date of withdrawal at least one day after the date of the notice; provided, however, that withdrawal shall not relieve a Market Seller of any obligation to deliver electric energy or related services to the PJM Interchange Energy Market pursuant to an offer made prior to such withdrawal, to pay its share of any fees and charges incurred or assessed by the Office of the Interconnection prior to the date of such withdrawal, or to fulfill any obligation to provide indemnification for the consequences of acts, omissions, or events occurring prior to such withdrawal; and provided, further, that withdrawal shall not relieve any entity that is a Market Seller and is also a Market Buyer of any obligations it may have as a Market Buyer under, or constitute withdrawal as a Market Buyer from, this Agreement or any other Related PJM Agreement.

          (b) A Market Seller that has withdrawn from this Agreement may reapply to become a Market Seller at any time, provided it is not in default with respect to any obligation incurred under this Agreement.

     1.6  Office of the Interconnection.

          1.6.1     Operation of the PJM Interchange Energy Market.

          The Office of the Interconnection shall operate the PJM Interchange Energy Market in accordance with this Agreement.


Issued By: Richard A. Drom                         Effective: November 10, 2000
           Vice President, General Counsel
Issued On: November 9, 2000

PJM Interconnection, L.L.C                                 Original Sheet No. 67
First Revised Rate Schedule FERC No. 24

          1.6.2     Scope of Services.

          The Office of the Interconnection shall, on behalf of the Market Participants, perform the services pertaining to the PJM Interchange Energy Market specified in this Agreement, including but not limited to the following:

          i) Administer the PJM Interchange Energy Market as part of the PJM Control Area, including scheduling and dispatching of generation resources, accounting for transactions, rendering bills to the Market Participants, receiving payments from and disbursing payments to the Market Participants, maintaining appropriate records, and monitoring the compliance of Market Participants with the provisions of this Agreement, all in accordance with applicable provisions of the Office of the Interconnection Agreement, and the Schedules to this Agreement;

          ii) Review and evaluate the qualification of entities to be Market Buyers or Market Sellers under applicable provisions of this Agreement;

          iii) Coordinate, in accordance with applicable provisions of this Agreement, the Reliability Assurance Agreement, and the Transmission Owners Agreement, maintenance schedules for generation and transmission resources operated as part of the PJM Control Area;

          iv) Provide or coordinate the provision of ancillary services necessary for the operation of PJM Control Area or the PJM Interchange Energy Market;

          v) Determine and declare that an Emergency is expected to exist, exists, or has ceased to exist, in all or any part of the PJM Control Area, or in another Control Area interconnected directly or indirectly with the PJM Control Area, and serve as a primary point of contact for interested state or federal agencies;

          vi) Enter into (a) agreements for the transfer of energy in conditions constituting an Emergency in the PJM Control Area or in a Control Area interconnected with it, and the mutual provision of other support in such Emergency conditions with other Control Areas interconnected with the PJM Control Area, and (b) purchases of Emergency energy offered by Members from resources that are not Capacity Resources in conditions constituting an Emergency in the PJM Control Area;

          vii) Coordinate the curtailment or shedding of load, or other measures appropriate to alleviate an Emergency, in order to preserve reliability in accordance with NERC and MAAC principles, guidelines and standards, and to ensure the operation of the PJM Control Area in accordance with Good Utility Practice and the this Agreement;

          viii) Protect confidential information as specified in this Agreement; and


Issued By: Richard A. Drom                         Effective: November 10, 2000
           Vice President, General Counsel
Issued On: November 9, 2000

PJM Interconnection, L.L.C                                 Original Sheet No. 68
First Revised Rate Schedule FERC No. 24

          ix) Send a representative to meetings of the Members Committee or other Committees, subcommittees, or working groups specified in this Agreement or formed by the Members Committee when requested to do so by the chair or other head of such committee or other group.

          1.6.3     Records and Reports.

          The Office of the Interconnection shall prepare and maintain such records and prepare such reports, including, but not limited to quarterly budget reports, as are required to document the performance of its obligations to the Market Participants hereunder in a form adopted by the Office of the Interconnection upon consideration of the advice and recommendations of the Members Committee. The Office of the Interconnection shall also produce special reports reasonably requested by the Members Committee and consistent with FERC's standards of conduct; provided, however, the Market Participants shall reimburse the Office of the Interconnection for the costs of producing any such report. Notwithstanding the foregoing, the Office of the Interconnection shall not be required to disclose confidential or commercially sensitive information in any such report.

          1.6.4     PJM Manuals.

          The Office of the Interconnection shall prepare, maintain and update the PJM Manuals consistent with this Agreement. The PJM Manuals shall be available for inspection by the Market Participants, regulatory authorities with jurisdiction over the LLC or any Member, and the public.

     1.7  General.

          1.7.1     Market Sellers.

          Only Market Sellers shall be eligible to submit offers to the Office of the Interconnection for the sale of electric energy or related services in the PJM Interchange Energy Market. Market Sellers shall comply with the prices, terms, and operating characteristics of all Offer Data submitted to and accepted by the PJM Interchange Energy Market.

          1.7.2     Market Buyers.

          Only Market Buyers shall be eligible to purchase energy or related services in the PJM Interchange Energy Market. Market Buyers shall comply with all requirements for making purchases from the PJM Interchange Energy Market.

          1.7.3     Agents.

          A Market Participant may participate in the PJM Interchange Energy Market through an agent, provided that the Market Participant informs the Office of the Interconnection in advance in writing of the appointment of such agent.
A Market Participant participating in the PJM Interchange Energy Market through an agent shall be bound by all of the acts or representations of such agent with respect to transactions in the PJM Interchange Energy Market, and shall ensure that any such agent complies with the requirements of this Agreement.


Issued By: Richard A. Drom                         Effective: November 10, 2000
           Vice President, General Counsel
Issued On: November 9, 2000

PJM Interconnection, L.L.C                                 Original Sheet No. 69
First Revised Rate Schedule FERC No. 24

          1.7.4     General Obligations of the Market Participants.

          (a) In performing its obligations to the Office of the Interconnection hereunder, each Market Participant shall at all times (i) follow Good Utility Practice, (ii) comply with all applicable laws and regulations,
(iii) comply with the applicable principles, guidelines, standards and requirements of FERC, NERC and MAAC, (iv) comply with the procedures established for operation of the PJM Interchange Energy Market and PJM Control Area and (v) cooperate with the Office of the Interconnection as necessary for the operation of the PJM Control Area in a safe, reliable manner consistent with Good Utility Practice.

          (b) Market Participants shall undertake all operations in or affecting the PJM Interchange Energy Market and the PJM Control Area, including but not limited to compliance with all Emergency procedures, in accordance with the power and authority of the Office of the Interconnection with respect to the operation of the PJM Interchange Energy Market and the PJM Control Area as established in this Agreement, and as specified in the Schedules to this Agreement and the PJM Manuals. Failure to comply with the foregoing operational requirements shall subject a Market Participant to such reasonable charges or other remedies or sanctions for non-compliance as may be established by the PJM Board, including legal or regulatory proceedings as authorized by the PJM Board to enforce the obligations of this Agreement.

          (c) The Office of the Interconnection may establish such committees with a representative of each Market Participant, and the Market Participants agree to provide appropriately qualified personnel for such committees, as may be necessary for the Office of the Interconnection to perform its obligations hereunder.

          (d) All Market Participants shall provide to the Office of the Interconnection the scheduling and other information specified in the Schedules to this Agreement, and such other information as the Office of the Interconnection may reasonably require for the reliable and efficient operation of the PJM Control Area and the PJM Interchange Energy Market, and for compliance with applicable regulatory requirements for posting market and related information. Such information shall be provided as much in advance as possible, but in no event later than the deadlines established by the Schedules to this Agreement, or by the Office of the Interconnection in conformance with such Schedules. Such information shall include, but not be limited to, maintenance and other anticipated outages of generation or transmission facilities, scheduling and related information on bilateral transactions and self-scheduled resources, and implementation of active load management, interruption of load, and other load reduction measures. The Office of the Interconnection shall abide by appropriate requirements for the non-disclosure and protection of any confidential or proprietary information given to the Office of the Interconnection by a Market Participant. Each Market Participant shall maintain or cause to be maintained compatible information and communications systems, as specified by the Office of the Interconnection, required to transmit scheduling, dispatch, or other time-sensitive information to the Office of the Interconnection in a timely manner.


Issued By: Richard A. Drom                         Effective: November 10, 2000
           Vice President, General Counsel
Issued On: November 9, 2000

PJM Interconnection L.L.C                                 Original Sheet No. 70
First International Schedule FERC No. 24

          (e) Each Market Participant shall install and operate, or shall otherwise arrange for, metering and related equipment capable of recording and transmitting all voice and data communications reasonably necessary for the Office of the Interconnection to perform the services specified in this Agreement. A Market Participant that elects to be separately billed for its PJM Interchange shall, to the extent necessary, be individually metered in accordance with Section 14 of this Agreement, or shall agree upon an allocation of PJM Interchange between it and the Market Participant through whose meters the unmetered Market Participant's PJM Interchange is delivered. The Office of the Interconnection shall be notified of the allocation by the foregoing Market Participants.

          (f) Each Market Participant shall operate, or shall cause to be operated, any generating resources owned or controlled by such Market Participant that are within the PJM Control Area or otherwise supplying energy to or through the PJM Control Area in a manner that is consistent with the standards, requirements or directions of the Office of the Interconnection and that will permit the Office of the Interconnection to perform its obligations under this Agreement; provided, however, no Market Participant shall be required to take any action that is inconsistent with Good Utility Practice or applicable law.

          (g) Each Market Participant shall follow the directions of the Office of the Interconnection to take actions to prevent, manage, alleviate or end an Emergency in a manner consistent with this Agreement and the procedures of the PJM Control Area as specified in the PJM Manuals.

          (h) Each Market Participant shall obtain and maintain all permits, licenses or approvals required for the Market Participant to participate in the PJM Interchange Energy Market in the manner contemplated by this Agreement.

          1.7.5     Market Operations Center.

          Each Market Participant shall maintain a Market Operations Center, or shall make appropriate arrangements for the performance of such services on its behalf. A Market Operations Center shall meet the performance, equipment, communications, staffing and training standards and requirements specified in this Agreement for the scheduling and completion of transactions in the PJM Interchange Energy Market and the maintenance of the reliable operation of the PJM Control Area, and shall be sufficient to enable (i) a Market Seller to perform all terms and conditions of its offers to the PJM Interchange Energy Market, and (ii) a Market Buyer to conform to the requirements for purchasing from the PJM Interchange Energy Market.

          1.7.6     Scheduling and Dispatching.

          (a) The Office of the Interconnection shall schedule and dispatch in real-time generation economically on the basis of least-cost, security-constrained dispatch and the prices and operating characteristics offered by Market Sellers, continuing until sufficient generation is dispatched to serve the PJM Interchange Energy Market energy purchase requirements under normal system conditions of the Market Buyers, as well as the requirements of the PJM Control Area for ancillary services provided by such generation, in accordance with this Agreement. Scheduling and dispatch shall be conducted in accordance with this Agreement.


Issued By: Richard A. Dorm                          Effective: November 10, 2000
           Vice President, General Counsel
Issued On: November 9, 2000

PJM Interconnection L.L.C                                 Original Sheet No. 71
First International Schedule FERC No. 24

          (b) The Office of the Interconnection shall undertake to identify any conflict or incompatibility between the scheduling or other deadlines or specifications applicable to the PJM Interchange Energy Market, and any relevant procedures of another Control Area, or any tariff (including the PJM Tariff). Upon determining that any such conflict or incompatibility exists, the Office of the Interconnection shall propose tariff or procedural changes, and undertake such other efforts as may be appropriate, to resolve any such conflict or incompatibility.

          1.7.7     Pricing.

          The price paid for energy bought and sold in the PJM Interchange Energy Market will reflect the hourly Locational Marginal Price at each load and generation bus, determined by the Office of the Interconnection in accordance with this Agreement. Transmission Congestion Charges, which shall be determined by differences in Locational Marginal Prices in an hour caused by transmission constraints, shall be calculated and collected, and the revenues therefrom shall be disbursed, by the Office of the Interconnection in accordance with this Schedule.

          1.7.8     Generating Market Buyer Resources.

          A Generating Market Buyer may elect to self-schedule its generation resources up to that Generating Market Buyer's Equivalent Load, in accordance with and subject to the procedures specified in this Schedule, and the accounting and billing requirements specified in Section 3 to this Schedule.

          1.7.9     Delivery to an External Market Buyer.

          A purchase of Spot Market Energy by an External Market Buyer shall be delivered to a bus or busses at the border of the PJM Control Area specified by the Office of the Interconnection, or to load in the Control Area that is not served by Network Transmission Service, using Point-to-Point Transmission Service paid for by the External Market Buyer. Further delivery of such energy shall be the responsibility of the External Market Buyer.

          1.7.10    Other Transactions.

          (a) Market Participants may enter into bilateral contracts for the purchase or sale of electric energy to or from each other or any other entity, subject to the obligations of Market Participants to make Capacity Resources available for dispatch by the Office of the Interconnection. Bilateral arrangements that contemplate the physical transfer of energy to or from a Market Participant shall be reported to and coordinated with the Office of the Interconnection in accordance with this Schedule.

          (b) Market Participants shall have Spot Market Backup with respect to all bilateral transactions that are not dynamically scheduled pursuant to Section 1.12 and that are curtailed or interrupted for any reason (except for curtailments or interruptions through active load management for load located within the PJM Control Area).


Issued By: Richard A. Dorm                          Effective: November 10, 2000
           Vice President, General Counsel
Issued On: November 9, 2000

PJM Interconnection L.L.C                                 Original Sheet No. 72
First International Schedule FERC No. 24

          (c) To the extent the Office of the Interconnection dispatches a Generating Market Buyer's generation resources, such Generating Market Buyer may elect to net the output of such resources against its hourly Equivalent Load. Such a Generating Market Buyer shall be deemed a buyer from the PJM Interchange Energy Market to the extent of its PJM Interchange Imports, and shall be deemed a seller to the PJM Interchange Energy Market to the extent of its PJM Interchange Exports.

          1.7.11    Emergencies.

          The Office of the Interconnection, with the assistance of the Members' dispatchers as it may request, shall be responsible for monitoring the operation of the PJM Control Area, for declaring the existence of an Emergency, and for directing the operations of Market Participants as necessary to manage, alleviate or end an Emergency. The standards, policies and procedures of the Office of the Interconnection for declaring the existence of an Emergency, including but not limited to a Minimum Generation Emergency, and for managing, alleviating or ending an Emergency, shall apply to all Members on a non-discriminatory basis. Actions by the Office of the Interconnection and the Market Participants shall be carried out in accordance with this Agreement, the NERC Operating Policies, MAAC reliability principles and standards, Good Utility Practice, and the PJM Manuals. A declaration that an Emergency exists or is likely to exist by the Office of the Interconnection shall be binding on all Market Participants until the Office of the Interconnection announces that the actual or threatened Emergency no longer exists. Consistent with existing contracts, all Market Participants shall comply with all directions from the Office of the Interconnection for the purpose of managing, alleviating or ending an Emergency. The Market Participants shall authorize the Office of the Interconnection to purchase or sell energy on their behalf to meet an Emergency, and otherwise to implement agreements with other Control Areas interconnected with the PJM Control Area for the mutual provision of service to meet an Emergency, in accordance with this Agreement.

          1.7.12    Fees and Charges.

          Each Market Participant shall pay all fees and charges of the Office of the Interconnection for operation of the PJM Interchange Energy Market as determined by and allocated to the Market Participant by the Office of the Interconnection in accordance with Schedule 3.

          1.7.13    Relationship to PJM Control Area.

          The PJM Interchange Energy Market operates within and subject to the requirements for the operation of the PJM Control Area.


Issued By: Richard A. Dorm                          Effective: November 10, 2000
           Vice President, General Counsel
Issued On: November 9, 2000

PJM Interconnection L.L.C                                 Original Sheet No. 73
First International Schedule FERC No. 24

          1.7.14    PJM Manuals.

          The Office of the Interconnection shall be responsible for maintaining, updating, and promulgating the PJM Manuals as they relate to the operation of the PJM Interchange Energy Market. The PJM Manuals, as they relate to the operation of the PJM Interchange Energy Market, shall conform and comply with this Agreement, NERC operating policies, and MAAC reliability principles, guidelines and standards, and shall be designed to facilitate administration of an efficient energy market within industry reliability standards and the physical capabilities of the PJM Control Area.

          1.7.15    Corrective Action.

          Consistent with Good Utility Practice, the Office of the Interconnection shall be authorized to direct or coordinate corrective action, whether or not specified in the PJM Manuals, as necessary to alleviate unusual conditions that threaten the integrity or reliability of the PJM Control Area or the regional power system.

          1.7.16    Recording.

          Subject to the requirements of applicable State or federal law, all voice communications with the Office of the Interconnection Control Center may be recorded by the Office of the Interconnection and any Market Participant communicating with the Office of the Interconnection Control Center, and each Market Participant hereby consents to such recording.

          1.7.17    Operating Reserves.

          (a) The following procedures shall apply to any generation unit subject to the dispatch of the Office of the Interconnection for which construction commenced before July 9, 1996.

          (b) The Office of the Interconnection shall schedule to the Operating Reserve and load-following objectives of the PJM Control Area and the PJM Interchange Energy Market in scheduling resources pursuant to this Schedule. A table of Operating Reserve objectives is calculated seasonally for various peak load levels and eight weekly periods and is published in the PJM Manuals. Reserve levels are probabilistically determined based on the season's historical load forecasting error and expected generation mix (including typical Planned and Forced/Unplanned Outages). Generating Units with quick start capability, as specified in the PJM Manuals, that are dispatched to maintain reliability by providing or maintaining spinning reserves or providing load following capability shall receive energy payments at the levels specified below. The energy payments specified below shall be considered the offered price for Spot Market Energy for purposes of Section 3.2.3(b) of this Schedule. The price offered or paid for the energy of units so dispatched shall not be considered in determining Locational Marginal Prices.

          (c) Payments for energy produced by a quick start generating unit dispatched as specified above shall be at the higher of the applicable Locational Marginal Price or one of the amounts specified below, as specified in advance by the Market Seller for the affected unit:


Issued By: Richard A. Dorm                          Effective: November 10, 2000
           Vice President, General Counsel
Issued On: November 9, 2000

PJM Interconnection L.L.C                                 Original Sheet No. 74
First International Schedule FERC No. 24

          (i) The weighted average Locational Marginal Price at the generation bus at which energy from the capped resource was delivered during a specified number of hours during which the resource was dispatched for energy in economic merit order, the specified number of hours to be determined by the Office of the Interconnection and to be a number of hours sufficient to result in a price cap that reflects reasonably contemporaneous competitive market conditions for that unit;

          (ii) The incremental operating cost of the generation resource as determined in accordance with Schedule 2 of this Agreement and the PJM Manuals, plus 10% of such costs; or

          (iii) An amount determined by agreement between the Office of the Interconnection and the Market Seller.

          1.7.18    Regulation.

          (a) Regulation shall be supplied from generators located within the metered electrical boundaries of the PJM Control Area. Generating Market Buyers, and Market Sellers offering Regulation, shall comply with applicable standards and requirements for Regulation capability and dispatch specified in the PJM Manuals.

          (b) The Office of the Interconnection shall obtain and maintain an amount of Regulation equal to the PJM Control Area Regulation objective as specified in the PJM Manuals.

          (c) The Regulation range of a unit shall be at least twice the amount of Regulation assigned.

          (d) A unit capable of automatic energy dispatch that is also providing Regulation shall have its energy dispatch range reduced by twice the amount of the Regulation provided. The amount of Regulation provided by a unit shall serve to redefine the Normal Minimum Generation and Normal Maximum Generation energy limits of that unit, in that the amount of Regulation shall be added to the unit's Normal Minimum Generation energy limit, and subtracted from its Normal Maximum Generation energy limit.

          (e) Qualified Regulation must satisfy the verification tests described in the PJM Manuals.

          1.7.19    Ramping.

          A generator dispatched by the Office of the Interconnection pursuant to a control signal appropriate to increase or decrease the generator's megawatt output level shall be able to change output at the ramping rate specified in the Offer Data submitted to the Office of the Interconnection for that generator.


Issued By: Richard A. Dorm                          Effective: November 10, 2000
           Vice President, General Counsel
Issued On: November 9, 2000

PJM Interconnection L.L.C                                 Original Sheet No. 75
First International Schedule FERC No. 24

          1.7.20    Communication and Operating Requirements.

          (a) Market Participants. Each Market Participant shall have, or shall arrange to have, its transactions in the PJM Interchange Energy Market subject to control by a Market Operations Center, with staffing and communications systems capable of real-time communication with the Office of the Interconnection during normal and Emergency conditions and of control of the Market Participant's relevant load or facilities sufficient to meet the requirements of the Market Participant's transactions with the PJM Interchange Energy Market, including but not limited to the following requirements as applicable.

          (b) Market Sellers selling from resources within the PJM Control Area shall: report to the Office of the Interconnection sources of energy available for operation; supply to the Office of the Interconnection all applicable Offer Data; report to the Office of the Interconnection units that are self-scheduled; report to the Office of the Interconnection bilateral sales transactions to buyers not within the PJM Control Area; confirm to the Office of the Interconnection bilateral sales to Market Buyers within the PJM Control Area; respond to the Office of the Interconnection's directives to start, shutdown or change output levels of generation units, or change scheduled voltages or reactive output levels; continuously maintain all Offer Data concurrent with on-line operating information; and ensure that, where so equipped, generating equipment is operated with control equipment functioning as specified in the PJM Manuals.

          (c) Market Sellers selling from resources outside the PJM Control Area shall: provide to the Office of the Interconnection all applicable Offer Data, including offers specifying amounts of energy available, hours of availability and prices of energy and other services; respond to Office of the Interconnection directives to schedule delivery or change delivery schedules; and communicate delivery schedules to the Market Seller's Control Area.

          (d) Market Participants that are Load Serving Entities or purchasing on behalf of Load Serving Entities shall: respond to Office of the Interconnection directives for load management steps; report to the Office of the Interconnection Capacity Resources to satisfy capacity obligations that are available for pool operation; report to the Office of the Interconnection all bilateral purchase transactions; respond to other Office of the Interconnection directives such as those required during Emergency operation.

          (e) Market Participants that are not Load Serving Entities or purchasing on behalf of Load Serving Entities shall: provide to the Office of the Interconnection requests to purchase specified amounts of energy for each hour of the Operating Day during which it intends to purchase from the PJM Interchange Energy Market, along with Dispatch Rate levels above which it does not desire to purchase; respond to other Office of the Interconnection directives such as those required during Emergency operation.


Issued By: Richard A. Dorm                          Effective: November 10, 2000
           Vice President, General Counsel
Issued On: November 9, 2000

PJM Interconnection L.L.C                                 Original Sheet No. 76
First International Schedule FERC No. 24

     1.8  Selection, Scheduling and Dispatch Procedure Adjustment Process.

          1.8.1     PJM Dispute Resolution Agreement.

          Subject to the condition specified below, any Member adversely affected by a decision of the Office of the Interconnection with respect to the operation of the PJM Interchange Energy Market, including the qualification of an entity to participate in that market as a buyer or seller, may seek such relief as may be appropriate under the PJM Dispute Resolution Procedures on the grounds that such decision does not have an adequate basis in fact or does not conform to the requirements of this Agreement.

          1.8.2     Market or Control Area Hourly Operational Disputes.

          (a) Market Participants shall comply with all determinations of the Office of the Interconnection on the selection, scheduling or dispatch of resources in the PJM Interchange Energy Market, or to meet the operational requirements of the PJM Control Area. Complaints arising from or relating to such determinations shall be brought to the attention of the Office of the Interconnection not later than the end of the fifth business day after the end of the Operating Day to which the selection or scheduling relates, or in which the scheduling or dispatch took place, and shall include, if practicable, a proposed resolution of the complaint. Upon receiving notification of the dispute, the Office of the Interconnection and the Market Participant raising the dispute shall exert their best efforts to obtain and retain all data and other information relating to the matter in dispute, and to notify other Market Participants that are likely to be affected by the proposed resolution. Subject to confidentiality or other non-disclosure requirements, representatives of the Office of the Interconnection, the Market Participant raising the dispute, and other interested Market Participants, shall meet within three business days of the foregoing notification, or at such other or further times as the Office of the Interconnection and the Market Participants may agree, to review the relevant facts, and to seek agreement on a resolution of the dispute.

          (b) If the Office of the Interconnection determines that the matter in dispute discloses a defect in operating policies, practices or procedures subject to the discretion of the Office of the Interconnection, the Office of the Interconnection shall implement such changes as it deems appropriate and shall so notify the Members Committee. Alternatively, the Office of the Interconnection may notify the Members Committee of a proposed change and solicit the comments or other input of the Members.

          (c) If either the Office of the Interconnection, the Market Participant raising the dispute, or another affected Market Participant believes that the matter in dispute has not been adequately resolved, or discloses a need for changes in standards or policies established in or pursuant to the Operating Agreement, any of the foregoing parties may make a written request for review of the matter by the Members Committee, and shall include with the request the forwarding party's recommendation and such data or information (subject to confidentiality or other non-disclosure requirements) as would enable the Members Committee to assess the matter and the recommendation. The Members Committee shall take such action on the recommendation as it shall deem appropriate.


Issued By: Richard A. Dorm                          Effective: November 10, 2000
           Vice President, General Counsel
Issued On: November 9, 2000

PJM Interconnection L.L.C                                 Original Sheet No. 77
First International Schedule FERC No. 24

          (d) Subject to the right of a Market Participant to obtain correction of accounting or billing errors, the LLC or a Market Participant shall not be entitled to actual, compensatory, consequential or punitive damages, opportunity costs, or other form of reimbursement from the LLC or any other Market Participant for any loss, liability or claim, including any claim for lost profits, incurred as a result of a mistake, error or other fault by the Office of the Interconnection in the selection, scheduling or dispatch of resources.

     1.9  Prescheduling.

     The following procedures and principles shall govern the prescheduling activities necessary to plan for the reliable operation of the PJM Control Area and for the efficient operation of the PJM Interchange Energy Market.

          1.9.1     Outage Scheduling.

          The Office of the Interconnection shall be responsible for coordinating and approving requests for outages of generation and transmission facilities as necessary for the reliable operation of the PJM Control Area, in accordance with the PJM Manuals. The Office of the Interconnection shall maintain records of outages and outage requests of these facilities.

          1.9.2     Planned Outages.

          (a) A Generator Planned Outage shall be included in Generator Planned Outage schedules established prior to the scheduled start date for the outage, in accordance with standards and procedures specified in the PJM Manuals.

          (b) The Office of the Interconnection shall conduct Generator Planned Outage scheduling for Capacity Resources in accordance with the Reliability Assurance Agreement and the PJM Manuals and in consultation with the Members owning or controlling the output of Capacity Resources. A Market Participant shall not be expected to submit offers for the sale of energy or other services, or to satisfy delivery obligations, from all or part of a generation resource undergoing an approved Generator Planned Outage. If the Office of the Interconnection determines that approval of a Generator Planned Outage would significantly affect the reliable operation of the PJM Control Area, the Office of the Interconnection may withhold approval or withdraw a prior approval. Approval for a Generator Planned Outage of a Capacity Resource shall be withheld or withdrawn only as necessary to ensure the adequacy of reserves or the reliability of the PJM Control Area in connection with anticipated implementation or avoidance of Emergency procedures. If the Office of the Interconnection withholds or withdraws approval, it shall coordinate with the Market Participant owning or controlling the resource to reschedule the Generator Planned Outage of the Capacity Resource at the earliest practical time. The Office of the Interconnection shall if possible propose alternative schedules with the intent of minimizing the economic impact on the Market Participant of a Generator Planned Outage.


Issued By: Richard A. Dorm                          Effective: November 10, 2000
           Vice President, General Counsel
Issued On: November 9, 2000

PJM Interconnection L.L.C                                 Original Sheet No. 78
First International Schedule FERC No. 24

          (c) The Office of the Interconnection shall conduct Planned Transmission Outage scheduling in accordance with procedures specified in the Transmission Owners Agreement and the PJM Manuals. If the Office of the Interconnection determines that transmission maintenance schedules proposed by one or more Members would significantly affect the efficient and reliable operation of the PJM Control Area, the Office of the Interconnection may propose alternative schedules, but such alternative shall minimize the economic impact on the Member or Members whose maintenance schedules the Office of the Interconnection proposes to modify.

          The Office of the Interconnection shall coordinate resolution of outage or other planning conflicts that may give rise to unreliable system conditions. The Members shall comply with all maintenance schedules established by the Office of the Interconnection.

          1.9.3     Generator Maintenance Outages.

          A Market Participant may request approval for a Generator Maintenance Outage of any Capacity Resource from the Office of the Interconnection in accordance with the timetable and other procedures specified in the PJM Manuals. The Office of the Interconnection shall approve requests for Generator Maintenance Outages for a Capacity Resource unless the outage would threaten the adequacy of reserves in, or the reliability of, the PJM Control Area. A Market Participant shall not be expected to submit offers for the sale of energy or other services, or to satisfy delivery obligations, from a generation resource undergoing an approved full or partial Generator Maintenance Outage.

          1.9.4     Forced Outages.

          (a) Each Market Seller that owns or controls a pool-scheduled resource, or Capacity Resource whether or not pool-scheduled, shall: (i) advise the Office of the Interconnection of a Generator Forced Outage suffered or anticipated to be suffered by any such resource as promptly as possible; (ii) provide the Office of the Interconnection with the expected date and time that the resource will be made available; and (iii) make a record of the events and circumstances giving rise to the Generator Forced Outage. A Market Seller shall not be expected to submit offers for the sale of energy or other services, or satisfy delivery obligations, from a generation resource undergoing a Generator Forced Outage. A Capacity Resource that does not deliver all or part of its scheduled energy shall be deemed to have experienced a Generator Forced Outage with respect to such undelivered energy, in accordance with standards and procedures for full and partial Generator Forced Outages specified in the Reliability Assurance Agreement and the PJM Manuals.

          (b) The Office of the Interconnection shall receive notification of Forced Transmission Outages, and information on the return to service, of Transmission Facilities in the PJM Control Area in accordance with standards and procedures specified in the Transmission Owners Agreement and the PJM Manuals.

          1.9.5     Market Participant Responsibilities.

          Each Market Participant making a bilateral sale covering a period greater than the following Operating Day from a generating resource located within the PJM Control Area for delivery outside the PJM Control Area shall furnish to the Office of the Interconnection, in the form and manner specified in the PJM Manuals, information regarding the source of the energy, the load sink, the energy schedule, and the amount of energy being delivered.


Issued By: Richard A. Dorm                          Effective: November 10, 2000
           Vice President, General Counsel
Issued On: November 9, 2000

PJM Interconnection L.L.C                                 Original Sheet No. 79
First International Schedule FERC No. 24

          1.9.6     Internal Market Buyer Responsibilities.

          Each Internal Market Buyer making a bilateral purchase covering a period greater than the following Operating Day shall furnish to the Office of the Interconnection, in the form an manner specified in the PJM Manuals, information regarding the source of the energy, the load sink, the energy schedule, and the amount of energy being delivered. Each Internal Market Buyer shall provide the Office of the Interconnection with details of any load management agreements with customers that allow the Office of the Interconnection to reduce load under specified circumstances.

          1.9.7     Market Seller Responsibilities.

          (a) Not less than 30 days before a Market Seller's initial offer to sell energy from a given generation resource on the PJM Interchange Energy Market, the Market Seller shall furnish to the Office of the Interconnection the information specified in the Offer Data for new generation resources.

          (b) Market Sellers authorized and intending to request market-based start-up and no-load fees in their Offer Data shall submit a specification of such fees to the Office of the Interconnection for each generating unit as to which the Market Seller intends to request such fees. Any such specification shall be submitted on or before March 31 for the period April 1 through September 30, and on or before September 30 for the period October 1 through March 31, and shall remain in effect without change throughout each such period for which a specification was submitted. The Office of the Interconnection shall reject any request for start-up and no-load fees in a Market Seller's Offer Data that does not conform to the Market Seller's specification on file with the Office of the Interconnection.

          1.9.8     Office of the Interconnection Responsibilities.

          (a) The Office of the Interconnection shall perform seasonal operating studies to assess the forecasted adequacy of generating reserves and of the transmission system, in accordance with the procedures specified in the PJM Manuals.

          (b) The Office of the Interconnection shall maintain and update tables setting forth Operating Reserve and other reserve objectives as specified in the PJM Manuals.

          (c) The Office of the Interconnection shall receive and process requests for firm and non-firm transmission service in accordance with procedures specified in the PJM Tariff.

          (d) The Office of the Interconnection shall maintain such data and information relating to generation and transmission facilities in the PJM Control Area as may be necessary or appropriate to conduct the scheduling and dispatch of the PJM Interchange Energy Market and PJM Control Area.

          (e) The Office of the Interconnection shall coordinate with other interconnected Control Area as necessary to manage, alleviate or end an Emergency.


Issued By: Richard A. Dorm                          Effective: November 10, 2000
           Vice President, General Counsel
Issued On: November 9, 2000

PJM Interconnection L.L.C                                 Original Sheet No. 80
First International Schedule FERC No. 24

     1.10 Scheduling.

          1.10.1    General.

          (a) The Office of the Interconnection shall administer scheduling processes to implement a Day-ahead Energy Market and a Real-time Energy market.

          (b) The Day-ahead Energy Market shall enable Market Participants to purchase and sell energy through the PJM Interchange Energy Market at Day-ahead Prices and enable transmission customers to reserve transmission service with Transmission Congestion Charges based on locational differences in Day-ahead Prices. Market Participants whose purchases and sales, and transmission customers whose transmission uses are scheduled in the Day-ahead Energy Market, shall be obligated to purchase or sell energy, or pay Transmission Congestion Charges, at the applicable Day-ahead Prices for the amounts scheduled.

          (c) In the Real-time Energy Market, Market Participants that deviate from the amounts of energy purchases or sales, or transmission customers that deviate from the transmission uses, scheduled in the Day-ahead Energy Market shall be obligated to purchase or sell energy, or pay Transmission Congestion Charges, for the amount of the deviations at the applicable Real-time Prices or price differences, unless otherwise specified by this Schedule.

          (d) The following scheduling procedures and principles shall govern the commitment of resources to the Day-ahead Energy Market and the Real-time Energy Market over a period extending from one week to one hour prior to the real-time dispatch. Scheduling encompasses the day-ahead and hourly scheduling process, through which the Office of the Interconnection determines the Day-ahead Energy Market and determines, based on changing forecasts of conditions and actions by Market Participants and system constraints, a plan to serve the hourly energy and reserve requirements of the Internal Market Buyers and the purchase requests of the External Market Buyers in the least costly manner, subject to maintaining the reliability of the PJM Control Area. Scheduling shall be conducted as specified below, subject to the following condition. If the Office of the Interconnection's forecast for the next seven days projects a likelihood of Emergency conditions, the Office of the Interconnection may commit, for all or part of such seven day period, to the use of generation resources with notification or start-up times greater than one day as necessary in order to alleviate or mitigate such Emergency, in accordance with the Market Sellers' offers for such units for such periods and the specifications in the PJM Manuals.

          1.10.1A   Day-Ahead Energy Market Scheduling.

          The following actions shall occur not later than 12:00 noon on the day before the Operating Day for which transactions are being scheduled, or such other deadline as may be specified by the Office of the Interconnection in order to comply with the practical requirements and the economic and efficiency objectives of the scheduling process specified in this Schedule.

          (a) Each Market Participant may submit to the Office of the Interconnection specifications of the amount and location of its customer loads and/or energy purchases to be included in the Day-ahead Energy Market for each hour of the next Operating Day, such specifications to comply with the requirements set forth in the PJM Manuals. Each Market Buyer shall inform the Office of the Interconnection of the prices, if any, at which it desires not to include its load in the Day-ahead Energy Market rather than pay the Day-ahead Price.


Issued By: Richard A. Dorm                          Effective: November 10, 2000
           Vice President, General Counsel

Issued On: November 9, 2000

PJM Interconnection, L.L.C.                                Original Sheet No. 81
First Revised Rate Schedule FERC No. 24

          (b)    Each Generating Market Buyer shall submit to the Office of the
Interconnection: (i) hourly schedules for resource increments, including hydropower units, self-scheduled by the Market Buyer to meet its Equivalent Load; and (ii) the Dispatch Rate at which each such self-scheduled resource will disconnect or reduce output, or confirmation of the Market Buyer's intent not to reduce output.

          (c) All Market Participants shall submit to the Office of the Interconnection schedules for any bilateral transactions involving use of generation or Transmission Facilities as specified below, and shall inform the Office of the Interconnection whether the transaction is to be included in the Day-ahead Energy market. Any Market Participant that elects to include a bilateral transaction in the Day-ahead Energy Market may specify the price (such price not to exceed the maximum price that may be specified in the PJM Manuals), if any, at which it will be wholly or partially curtailed rather than pay Transmission Congestion Charges. The foregoing price specification shall apply to the price difference between the specified bilateral transaction source and sink points in the day-ahead scheduling process only. Any Market Participant that elects not to include its bilateral transaction in the Day-ahead Energy Market shall inform the Office of the Interconnection if the parties to the transaction are not willing to incur Transmission Congestion Charges in the Real-time Energy Market in order to complete any such scheduled bilateral transaction. Scheduling of bilateral transactions shall be conducted in accordance with the specifications in the PJM Manuals and the following requirements:

          i) Internal Market Buyers shall submit schedules for all bilateral purchases for delivery within the PJM Control Area, whether from generation resources inside or outside the PJM Control Area;

          ii) Market Sellers shall submit schedules for bilateral sales to entities outside the PJM Control Area from generation within the PJM Control Area that is not dynamically scheduled to such entities pursuant to Section 1.12; and

          iii) In addition to the foregoing schedules for bilateral transactions, Market Participants shall submit confirmations of each scheduled bilateral transaction from each other party to the transaction in addition to the party submitting the schedule, or the adjacent Control Area.

          (d) Market Sellers wishing to sell into the Day-ahead Energy Market shall submit offers for the supply of energy (including energy from hydropower units), Regulation, Operating Reserves or other services for the following Operating Day. Offers shall be submitted to the Office of the Interconnection in the form specified by the Office of the Interconnection and shall contain the information specified in the Office of the Interconnection's Offer Data specification, as applicable. Market Sellers owning or controlling the output of a Capacity Resource that has not been rendered unavailable by a Generation Planned Outage, a Generator Maintenance Outage, or a Generation Forced Outage shall submit offers for the available capacity of such Capacity Resource,

Issued By: Richard A. Drom                          Effective: November 10, 2000
           Vice President, General Counsel
Issued On: November 9, 2000

PJM Interconnection, L.L.C.                                Original Sheet No. 82
First Revised Rate Schedule FERC No. 24

including any portion that is self-scheduled by the Generating Market Buyer claiming the resource as a Capacity Resource. The submission of offers for resource increments that are not Capacity Resources shall be optional, but any such offers must contain the information specified in the Office of the Interconnection's Offer Data specification, as applicable. Energy offered from generation resources that are not Capacity Resources shall not be supplied from resources that are included in or otherwise committed to supply the Operating Reserves of another Control Area. The foregoing offers:

          i) Shall specify the generation resource and energy for each hour in the offer period;

          ii) Shall specify the amounts and prices for the entire Operating Day for each resource component offered by the Market Seller to the Office of the Interconnection;

          iii) If based on energy from a specific generating unit, may specify start-up and no-load fees equal to the specification of such fees for such unit on file with the Office of the Interconnection;

          iv) Shall set forth any special conditions upon which the Market Seller proposes to supply a resource increment, including any curtailment rate specified in a bilateral contract for the output of the resource, or any cancellation fees;

          v) May include a schedule of offers for prices and operating data contingent on acceptance by the deadline specified in this Schedule, with a second schedule applicable if accepted after the foregoing deadline;

          vi) Shall constitute an offer to submit the resource increment to the Office of the Interconnection for scheduling and dispatch in accordance with the terms of the offer, which offer shall remain open through the Operating Day for which the offer is submitted;

          vii) Shall be final as to the price or prices at which the Market Seller proposes to supply energy or other services to the PJM Interchange Energy Market, such price or prices being guaranteed by the Market Seller for the period extending through the end of the following Operating Day; and

          viii) Shall not exceed an energy offer price of $1,000/megawatt-hour.

          (e) A Market Seller that wishes to make a resource available to sell Regulation service shall submit an offer for Regulation that shall specify the MW of Regulation being offered, the price of the offer in dollars per MWh, and such other information specified by the Office of the Interconnection as may be necessary to evaluate the offer and the resource's opportunity costs. The price of the offer shall not exceed $100 per MWh. Qualified Regulation capability must satisfy the verification tests specified in the PJM Manuals.

Issued By: Richard A. Drom                          Effective: November 10, 2000
           Vice President, General Counsel
Issued On: November 9, 2000

PJM Interconnection, L.L.C.                                Original Sheet No. 83
First Revised Rate Schedule FERC No. 24

          (f) Each Market Seller owning or controlling the output of a Capacity Resource shall submit a forecast of the availability of each such Capacity Resource for the next seven days. A Market Seller (i) may submit a non-binding forecast of the price at which it expects to offer a generation resource increment to the Office of the Interconnection over the next seven days, and
(ii) shall submit a binding offer for energy, along with start-up and no-load fees, if any, for the next seven days or part thereof, for any generation resource with minimum notification or start-up requirement greater than 24 hours.

          (g) Each offer by a Market Seller of a Capacity Resource shall remain in effect for subsequent Operating Days until superseded or canceled.

          (h) The Office of the Interconnection shall post on the PJM Open Access Same-time Information System the total hourly loads scheduled in the Day-ahead Energy Market, as well as, its estimate of the combined hourly load of the Market Buyers for the next four days, and peak load forecasts for an additional three days.

          (i) All Market Participants may submit Increment Bids and/or Decrement Bids that apply to the Day-ahead Energy Market only. Such bids must comply with the requirements set forth in the PJM Manuals and must specify amount, location and price, if any, at which the Market Participant desires to purchase or sell energy in the Day-ahead Energy Market.

          1.10.2 Pool-Scheduled Resources.

          Pool-scheduled resources are those resources for which Market Participants submitted offers to sell energy in the Day-ahead Energy Market and which the Office of the Interconnection scheduled in the Day-ahead Energy Market as well as generators committed by the Office of the Interconnection subsequent to the Day-ahead Energy Market. Such resources shall be committed to provide energy in the real-time dispatch unless the schedules for such units are revised pursuant to Sections 1.10.9 or 1.11. Pool-scheduled resources shall be governed by the following principles and procedures.

          (a) Pool-scheduled resources shall be selected by the Office of the Interconnection on the basis of the prices offered for energy and related services, start-up, no-load and cancellation fees, and the specified operating characteristics, offered by Market Sellers to the Office of the Interconnection by the offer deadline specified in Section 1.10.1A.

          (b) A resource that is scheduled by a Market Participant to support a bilateral sale, or that is self-scheduled by a Generating Market Buyer, shall not be selected by the Office of the Interconnection as a pool-scheduled resource except in an Emergency.

          (c) Market Sellers offering energy from hydropower or other facilities with fuel or environmental limitations may submit data to the Office of the Interconnection that is sufficient to enable the Office of the Interconnection to determine the available operating hours of such facilities.

Issued By: Richard A. Drom                          Effective: November 10, 2000
           Vice President, General Counsel
Issued On: November 9, 2000

PJM Interconnection, L.L.C.                                Original Sheet No. 84
First Revised Rate Schedule FERC No. 24

          (d) The Market Seller of a resource selected as a pool-scheduled resource shall receive payments or credits for energy or related services, or for start-up and no-load fees, from the Office of the Interconnection on behalf of the Market Buyers in accordance with Section 3 of this Schedule 1. Alternatively, the Market Seller shall receive, in lieu of start-up and no-load fees, its actual costs incurred, if any, up to a cap of the resource's start-up cost, if the Office of the Interconnection cancels its selection of the resource as a pool-scheduled resource and so notifies the Market Seller before the resource is synchronized.

          (e) Market Participants shall make available their pool-scheduled resources to the Office of the Interconnection for coordinated operation to supply the needs of the PJM Control Area for Operating Reserves.

          1.10.3 Self-scheduled Resources.

          Self-scheduled resources shall be governed by the following principles and procedures.

          (a) Each Generating Market Buyer shall use all reasonable efforts, consistent with Good Utility Practice, not to self-schedule resources in excess of its Equivalent Load.

          (b) The offered prices of resources that are self-scheduled, or otherwise not following the dispatch orders of the Office of the Interconnection, shall not be considered by the Office of the Interconnection in determining Locational Marginal Prices.

          (c) Market Participants shall make available their self-scheduled resources to the Office of the Interconnection for coordinated operation to supply the needs of the PJM Control Area for Operating Reserves.

          (d) A Market Participant self-scheduling a resource in the Day-ahead Energy Market that does not deliver the energy in the Real-time Energy Market, shall replace the energy not delivered with energy from the Real-time Energy Market and shall pay for such energy at the applicable Real-time Price.

          1.10.4 Capacity Resources.

          (a) A Capacity Resource selected as a pool-scheduled resource shall be made available for scheduling and dispatch at the direction of the Office of the Interconnection. A Capacity Resource that does not deliver energy as scheduled shall be deemed to have experienced a Generator Forced Outage to the extent of such energy not delivered. A Market Participant offering such Capacity Resource in the Day-ahead Energy Market shall replace the energy not delivered with energy from the Real-time Energy Market and shall pay for such energy at the applicable Real-time Price.

          (b) Energy from a Capacity Resource that has not been scheduled in the Day-ahead Energy Market may be sold on a bilateral basis by the Market Seller, may be self-scheduled, or may be offered for dispatch during the Operating Day in accordance with the procedures specified in this Schedule. A Capacity Resource that has not been scheduled in the Day-ahead Energy Market and that has been sold on a bilateral basis must be made available upon request to the Office of the Interconnection for scheduling and dispatch during the Operating Day if the Office of the Interconnection declares a Maximum Generation Emergency. Any such resource so scheduled and dispatched shall receive the applicable Real-time Price for energy delivered.

Issued By: Richard A. Drom                          Effective: November 10, 2000
           Vice President, General Counsel
Issued On: November 9, 2000

PJM Interconnection, L.L.C.                                Original Sheet No. 85
First Revised Rate Schedule FERC No. 24

          (c) A Capacity Resource that has been self-scheduled shall not receive payments or credits for start-up or no-load fees.

          1.10.5 External Resources.

          (a) External Resources may submit offers to the PJM Interchange Energy Market, in accordance with the day-ahead and real-time scheduling processes specified above. An External Resource selected as a pool-scheduled resource shall be made available for scheduling and dispatch at the direction of the Office of the Interconnection, and except as specified below shall be compensated on the same basis as other pool-scheduled resources. External Resources that are not capable of dynamic dispatch shall, if selected by the Office of the Interconnection on the basis of the Market Seller's Offer Data, be block loaded on an hourly scheduled basis. Market Sellers shall offer External Resources to the PJM Interchange Energy Market on either a resource-specific or an aggregated resource basis. A Market Participant whose pool-scheduled resource does not deliver the energy scheduled in the Day-ahead Energy Market shall replace such energy not delivered as scheduled in the Day-ahead Energy Market shall replace such energy not delivered as scheduled in the Day-ahead Energy Market with energy from the PJM Real-time Energy Market and shall pay for such energy at the applicable Real-time Price.

          (b) Offers for External Resources from an aggregation of two or more generating units shall so indicate, and shall specify, in accordance with the Offer Data requirements specified by the Office of the Interconnection: (i) energy prices; (ii) hours of energy availability; (iii) a minimum dispatch level; (iv) a maximum dispatch level; and (v) unless such information has previously been made available to the Office of the Interconnection, sufficient information, as specified in the PJM Manuals, to enable the Office of the Interconnection to model the flow into the PJM Control Area of any energy from the External Resources scheduled in accordance with the Offer Data. If a Market Seller submits more than one offer on an aggregated resource basis, the withdrawal of any such offer shall be deemed a withdrawal of all higher priced offers for the same period.

          (c) Offers for External Resources on a resource-specific basis shall specify the resource being offered, along with the information specified in the Offer Data as applicable.

          1.10.6 External Market Buyers.

          (a) Deliveries to an External Market Buyer not subject to dynamic dispatch by the Office of the Interconnection shall be delivered on a block loaded basis to the load bus or busses at the border of the PJM Control Area, or in the PJM Control Area with respect to an External Market Buyer's load within the PJM Control Area not served by Network Service, at which the energy is delivered to or for the External Market Buyer. External Market Buyers shall be charged or credited at either the Day-ahead Prices or Real-time Prices, whichever is applicable, for energy at the foregoing load bus or busses.

          (b) An External Market Buyer's hourly schedules for energy purchased from the PJM Interchange Energy Market shall conform to the ramping and other applicable requirements of the interconnection agreement between the PJM Control Area and the Control Area to which, whether as an intermediate or final point of delivery, the purchased energy will initially be delivered.

Issued By: Richard A. Drom                          Effective: November 10, 2000
           Vice President, General Counsel
Issued On: November 9, 2000

PJM Interconnection, L.L.C.                                Original Sheet No. 86
First Revised Rate Schedule FERC No. 24

          (c) The Office of the Interconnection shall curtail deliveries to an External Market Buyer if necessary to maintain appropriate reserve levels for the PJM Control Area as defined in the PJM Manuals, or to avoid shedding load in the PJM Control Area.

                 1.10.6A  Transmission Loading Relief Customers.

          (a) An entity that desires to elect to pay Transmission Congestion Charges in order to continue its energy schedules during an Operating Day over contract paths outside the PJM Control Area in the event that PJM initiates Transmission Loading Relief that otherwise would cause PJM to request security coordinators to curtail such Member's energy schedules shall:

                 (i) enter its election on OASIS by 12:00 p.m. of the day before the Operating Day, in accordance with procedures established by PJM, which election shall be applicable for the entire Operating Day; and

                 (ii) if PJM initiates Transmission Loading Relief, provide to
                      PJM, at such time and in accordance with procedures established by PJM, the hourly integrated energy schedules that impacted the PJM Control Area (as indicated from the NERC Interchange Distribution Calculator) during the Transmission Loading Relief.

          (b) If an entity has made the election specified in Section (a), then PJM shall not request security coordinators to curtail such entity's energy transactions, except as may be necessary to respond to Emergencies.

          (c) In order to make elections under this Section 1.10.6A, an entity must (i) have met the creditworthiness standards established by the Office of the Interconnection or provided a letter of credit or other form of security acceptable to the Office of the Interconnection, and (ii) have executed either the Agreement, a Service Agreement under the PJM Tariff, or other agreement committing to pay all Transmission Congestion Charges incurred under this Section.

          1.10.7 Bilateral Transactions.

          Bilateral transactions as to which the parties have notified the Office of the Interconnection by the deadline specified in Section 1.10.1A that they elect not to be included in the Day-ahead Energy Market and that they are not willing to incur Transmission Congestion Charges in the Real-time Energy Market shall be curtailed by the Office of the Interconnection as necessary to reduce or alleviate transmission congestion. Bilateral transactions that were not included in the Day-ahead Energy Market and that are willing to incur congestion charges and bilateral transactions that were accepted in the Day-ahead Energy Market shall continue to be implemented during periods of congestion, except as may be necessary to respond to Emergencies.

Issued By: Richard A. Drom                          Effective: November 10, 2000
           Vice President, General Counsel
Issued On: November 9, 2000

PJM Interconnection, L.L.C.                                Original Sheet No. 87
First Revised Rate Schedule FERC No. 24

          1.10.8 Office of the Interconnection Responsibilities.

          (a) The Office of the Interconnection shall use its best efforts to determine (i) the least-cost means of satisfying the projected hourly requirements for energy, Operating Reserves, and other ancillary services of the Market Buyers, including the reliability requirements of the PJM Control Area, of the Day-ahead Energy Market, and (ii) the least-cost means of satisfying the Operating Reserve and other ancillary service requirements for any portion of the load forecast of the Office of the Interconnection for the Operating Day in excess of that scheduled in the Day-ahead Energy Market. In making these determinations, the Office of the Interconnection shall take into account: (i) the Office of the Interconnection's forecasts of PJM Interchange Energy Market and PJM Control Area energy requirements, giving due consideration to the energy requirement forecasts and purchase requests submitted by Market Buyers; (ii) the offers submitted by Market Sellers; (iii) the availability of limited energy resources; (iv) the capacity, location, and other relevant characteristics of self-scheduled resources; (v) the objectives of the PJM Control Area for Operating Reserves, as specified in the PJM Manuals; (vi) the requirements of the PJM Control Area for Regulation and other ancillary services, as specified in the PJM Manuals; (vii) the benefits of avoiding or minimizing transmission constraint control operations, as specified in the PJM Manuals; and (viii) such other factors as the Office of the Interconnection reasonably concludes are relevant to the foregoing determination. The Office of the Interconnection shall develop a Day-ahead Energy Market based on the foregoing determination, and shall determine the Day-ahead Prices resulting from such schedule. The Office of the Interconnection shall report the planned schedule for a hydropower resource to the operator of that resource as necessary for plant safety and security, and legal limitations on pond elevations.

          (b) Not later than 4:00 p.m. of the day before each Operating Day, or such earlier deadline as may be specified by the Office of the Interconnection in the PJM Manuals, the Office of the Interconnection shall: (i) post the aggregate Day-ahead Energy Market; (ii) post the Day-ahead Prices; and
(iii) inform the Market Sellers and Market Buyers of their scheduled injections and withdrawals respectively.

          (c) Following posting of the information specified in Section 1.10.8(b), the Office of the Interconnection shall revise its schedule of generation resources to reflect updated projections of load, conditions affecting electric system operations in the PJM Control Area, the availability of and constraints on limited energy and other resources, transmission constraints, and other relevant factors. The Office of the Interconnection shall post on the PJM Open Access Same-time Information System at times specified in the PJM Manuals a revised forecast of the location and duration of any expected transmission congestion, and of the range of differences in Locational Marginal Prices between major subareas of the PJM Control Area expected to result from such transmission congestion.

Issued By: Richard A. Drom                          Effective: November 10, 2000
           Vice President, General Counsel
Issued On: November 9, 2000

PJM Interconnection, L.L.C.                                Original Sheet No. 88
First Revised Rate Schedule FERC No. 24

          (d) Market Buyers shall pay and Market Sellers shall be paid for the quantities of energy scheduled in the Day-ahead Energy Market at the Day-ahead Prices.

          1.10.9 Hourly Scheduling.

          (a) Following the initial posting by the Office of the Interconnection of the Locational Marginal Prices resulting from the Day-ahead Energy Market, and subject to the right of the Office of the Interconnection to schedule and dispatch pool-scheduled resources and to direct that schedules be changed in an Emergency, a generation rebidding period shall exist from 4:00 p.m. to 6:00 p.m. on the day before each Operating Day. During the rebidding period, Market Participants may submit revisions to generation offer data for any generation resource that was not selected as a pool-scheduled resource in the Day-ahead Energy Market. Adjustments to Day-ahead Energy Markets shall be settled at the applicable Real-time Prices, and shall not affect the obligation to pay or receive payment for the quantities of energy scheduled in the Day-ahead Energy market at the applicable Day-ahead Prices.

          (b) A Market Participant may adjust the schedule of a resource under its dispatch control on an hour-to-hour basis beginning at 10:00 p.m. of the day before each Operating Day, provided that the Office of the Interconnection is notified not later than 60 minutes prior to the hour in which the adjustment is to take effect, as follows:

          i) A Generating Market Buyer may self-schedule any of its resource increments, including hydropower resources, not previously designated as self-scheduled and not selected as a pool-scheduled resource in the Day-ahead Energy Market;

          ii) A Market Participant may request the scheduling of a non-firm bilateral transaction; or

          iii) A Market Participant may request the scheduling of deliveries or receipts of Spot Market Energy; or

          iv) A Generating Market Buyer may remove from service a resource increment, including a hydropower resource, that it had previously designated as self-scheduled, provided that the Office of the Interconnection shall have the option to schedule energy from any such resource increment that is a Capacity Resource at the price offered in the scheduling process, with no obligation to pay any start-up fee.

          (c) With respect to a pool-scheduled resource that is included in the Day-ahead Energy Market, a Market Seller may not change or otherwise modify its offer to sell energy.

          (d) An External Market Buyer may refuse delivery of some or all of the energy it requested to purchase in the Day-ahead Energy Market by notifying the Office of the Interconnection of the adjustment in deliveries not later than 60 minutes prior to the hour in which the adjustment is to take effect, but any such adjustment shall not affect the obligation of the External Market Buyer to pay for energy scheduled on its behalf in the Day-ahead Energy Market at the applicable Day-ahead Prices.

Issued By: Richard A. Drom                          Effective: November 10, 2000
           Vice President, General Counsel
Issued On: November 9, 2000

PJM Interconnection, L.L.C.                                Original Sheet No. 89
First Revised Rate Schedule FERC No. 24

          (e) For each hour in the Operating Day, as soon as practicable after the deadlines specified in the foregoing subsection of this Section 1.10, the Office of the Interconnection shall provide External Market Buyers and External Market Sellers and parties to bilateral transactions with any revisions to their schedules for the hour.

     1.11 Dispatch.

     The following procedures and principles shall govern the dispatch of the resources available to the Office of the Interconnection.

          1.11.1 Resource Output.

          The Office of the Interconnection shall have the authority to direct any Market Seller to adjust the output of any pool-scheduled resource increment within the operating characteristics specified in the Market Seller's offer.
The Office of the Interconnection may cancel its selection of, or otherwise release, pool-scheduled resources, subject to an obligation to pay any applicable start-up, no-load or cancellation fees. The Office of the Interconnection shall adjust the output of pool-scheduled resource increments as necessary: (a) to maintain reliability, and subject to that constraint, to minimize the cost of supplying the energy, reserves, and other services required by the Market Buyers and the operation of the PJM Control Area; (b) to balance load and generation, maintain scheduled tie flows, and provide frequency support within the PJM Control Area; and (c) to minimize unscheduled interchange not frequency related between the PJM Control Area and other Control Areas.

          1.11.2 Operating Basis.

          In carrying out the foregoing objectives, the Office of the Interconnection shall conduct the operation of the PJM Control Area in accordance with the PJM Manuals, and shall: (i) utilize available generating reserves and obtain required replacements; and (ii) monitor the availability of adequate reserves.

          1.11.3 Pool-dispatched Resources.

          (a) The Office of the Interconnection shall implement the dispatch of energy from pool-scheduled resources with limited energy by direct request. In implementing mandatory or economic use of limited energy resources, the Office of the Interconnection shall use its best efforts to select the most economic hours of operation for limited energy resources, in order to make optimal use of such resources consistent with the dynamic load-following requirements of the PJM Control Area and the availability of other resources to the Office of the Interconnection.

          (b) The Office of the Interconnection shall implement the dispatch of energy from other pool-dispatched resource increments, including generation increments from Capacity Resources the remaining increments of which are self-scheduled, by sending appropriate signals and instructions to the entity controlling such resources, in accordance with the PJM Manuals. Each Market Seller shall ensure that the entity controlling a pool-dispatched resource offered or made available by that Market Seller complies with the energy dispatch signals and instructions transmitted by the Office of the Interconnection.

Issued By: Richard A. Drom                          Effective: November 10, 2000
           Vice President, General Counsel
Issued On: November 9, 2000

PJM Interconnection, L.L.C.                                Original Sheet No. 90
First Revised Rate Schedule FERC No. 24

                 1.11.3A  Maximum Generation Emergency.

          If the Office of the Interconnection declares a Maximum Generation Emergency, all deliveries to load that is served by Point-to-Point Transmission Service outside the PJM Control Area from Capacity Resources may be interrupted in order to serve load in the PJM Control Area.

          1.11.4 Regulation

          (a) A Market Buyer may satisfy its Regulation obligation from its own resources capable of performing Regulation service, by contractual arrangements with other Market Participants able to provide Regulation service, or by purchases from the PJM Interchange Energy Market at the rates set forth in
Section 3.2.2.

          (b) The Office of the Interconnection shall obtain Regulation service from the least-cost alternatives available from either pool-scheduled or self-scheduled resources as needed to meet PJM Control Area requirements not otherwise satisfied by the Market Buyers. Resources offering to sell Regulation shall be selected to provide Regulation on the basis of each resource's regulation offer and the estimated opportunity cost of the resource providing regulation and in accordance with the Office of the Interconnection's obligation to minimize the total cost of energy, Operating Reserves, Regulation, and other ancillary services. Estimated opportunity costs shall be determined by the Office of the Interconnection on the basis of the expected value of the energy sales that would be foregone or uneconomic energy that would be produced by the resource in order to provide Regulation, in accordance with procedures specified in the PJM Manuals. If the Office of the Interconnection is not able to distinguish resources offering Regulation on the basis of their regulation offers and estimated opportunity costs, resources shall be selected on the basis of the quality of Regulation provided by the resource as determined by tests administered by the Office of the Interconnection.

          (c) The Office of the Interconnection shall dispatch resources for Regulation by sending Regulation signals and instructions to resources from which Regulation service has been offered by Market Sellers, in accordance with the PJM Manuals. Market Sellers shall comply with Regulation dispatch signals and instructions transmitted by the Office of the Interconnection and, in the event of conflict, Regulation dispatch signals and instructions shall take precedence over energy dispatch signals and instructions. Market Sellers shall exert all reasonable efforts to operate, or ensure the operation of, their resources supplying load in the PJM Control Area as close to desired output levels as practical, consistent with Good Utility Practice.

          1.11.5 PJM Open Access Same-time Information System.

          The Office of the Interconnection shall update the information posted on the PJM Open Access Same-time Information System to reflect its dispatch of generation resources.

Issued By: Richard A. Drom                          Effective: November 10, 2000
           Vice President, General Counsel
Issued On: November 9, 2000

PJM Interconnection, L.L.C.                                Original Sheet No. 91
First Revised Rate Schedule FERC No. 24

     1.12 Dynamic Scheduling.

     (a) An entity that owns or controls a generating resource in the PJM Control Area may electrically remove all or part of the generating resource's output from the PJM Control Area through dynamic scheduling of the output to load outside the PJM Control Area. Such output shall not be available for economic dispatch by the Office of the Interconnection.

     (b) An entity requesting dynamic scheduling shall be responsible for arranging for the provision of signal processing and communications from the generator to the Office of the Interconnection and the other participating control area and complying with any other procedures established by the Office of the Interconnection regarding dynamic scheduling as set forth in the PJM Manuals.

     (c) An entity requesting dynamic scheduling shall be responsible for reserving amounts of firm transmission service necessary to deliver the range of the dynamic transfer and any required ancillary services.

           2.   CALCULATION OF LOCATIONAL MARGINAL PRICES

     2.1  Introduction.

     The Office of the Interconnection shall calculate the price of energy at the load busses and generation busses in the PJM Control Area and at the interface busses between the PJM Control Area and adjacent Control Areas on the basis of Locational Marginal Prices. Locational Marginal Prices determined in accordance with this Section shall be calculated on a day-ahead basis for each hour of the Day-ahead Energy Market, and every five minutes during the Operating Day for the Real-time Energy Market.

     2.2  General.

     The Office of the Interconnection shall determine the least cost security-constrained dispatch, which is the least costly means of serving load at different locations in the PJM Control Area based on actual operating conditions existing on the power grid and on the prices at which Market Sellers have offered to supply energy in the PJM Interchange Energy Market. Locational Marginal Prices for the generation and load busses in the PJM Control Area, including interconnections with other Control Areas, will be calculated based on the actual economic dispatch and the prices of energy offers. The process for the determination of Locational Marginal Prices shall be as follows:

     (a) To determine actual operating conditions on the power grid in the PJM Control Area, the Office of the Interconnection shall use a computer model of the interconnected grid that uses available metered inputs regarding generator output, loads, and power flows to model remaining flows and conditions, producing a consistent representation of power flows on the network. The computer model employed for this purpose, referred to as the State Estimator program, is a standard industry tool and is described in Section 2.3 below. It will be used to obtain information regarding the output of generation supplying energy to the PJM Control Area, loads at buses in the PJM Control Area, transmission losses, and power flows on binding transmission constraints for use in the calculation of Locational Marginal Prices. Additional information used in the calculation, including Dispatch Rates and real time schedules for external transactions between PJM and other Control Areas, will be obtained from the Office of the Interconnection's dispatchers.

Issued By: Richard A. Drom                          Effective: November 10, 2000
           Vice President, General Counsel
Issued On: November 9, 2000

PJM Interconnection, L.L.C.                               Original Sheet No. 92
First Revised Rate Schedule FERC No. 24

     (b) Using the prices at which energy is offered by Market Sellers to the PJM Interchange Energy Market, the Office of the Interconnection shall determine the offers of energy that will be considered in the calculation of Locational Marginal Prices. As described in Section 2.4 below, every offer of energy by a Market Seller from a resource that is following economic dispatch instructions of the Office of the Interconnection will be utilized in the calculation of Locational Marginal Prices.

     (c) Based on the system conditions on the PJM power grid, determined as described in (a), and the eligible energy offers, determined as described in
(b), the Office of the Interconnection shall determine the least costly means of obtaining energy to serve the next increment of load at each bus in the PJM
Control Area, in the manner described in Section 2.5 below.   The result of that
calculation shall be a set of Locational Marginal Prices based on the system conditions at the time.

     2.3  Determination of System Conditions Using the State Estimator.

     Power system operations, including, but not limited to, the determination of the least costly means of serving load, depend upon the availability of a complete and consistent representation of generator outputs, loads, and power flows on the network. In calculating Locational Marginal Prices, the Office of the Interconnection shall obtain a complete and consistent description of conditions on the electric network in the PJM Control Area by using the most recent power flow solution produced by the State Estimator, which is also used by the Office of the Interconnection for other functions within power system operations. The State Estimator is a standard industry tool that produces a power flow model based on available real-time metering information, information regarding the current status of lines, generators, transformers, and other equipment, bus load distribution factors, and a representation of the electric network, to provide a complete description of system conditions, including
conditions at busses for which real-time information is unavailable.   The
current version of the State Estimator includes over 1600 busses in the PJM Control Area, as well as interface busses with adjacent Control Areas. The Office of the Interconnection shall obtain a State Estimator solution every five minutes, which shall provide the megawatt output of generators and the loads at busses in the PJM Control Area, transmission line losses, and actual flows or loadings on constrained transmission facilities. External transactions between PJM and other Control Areas shall be included in the Locational Marginal Price calculation on the basis of the real time transaction schedules implemented by the Office of the Interconnection's dispatcher.

     2.4  Determination of Energy Offers Used in Calculating Real-time Prices.

     (a) During the Operating Day, real-time Locational Marginal Prices derived in accordance with this Section shall be determined every five minutes and integrated hourly values of such determinations shall be the basis of sales and purchases of energy in the Real-time Energy Market and of Transmission Congestion Charges under the PJM Tariff not covered by the Day-ahead Energy Market.


Issued By:   Richard A. Drom                       Effective: November 10, 2000
             Vice President, General Counsel
Issued On:   November 9, 2000

PJM Interconnection, L.L.C.                               Original Sheet No. 93
First Revised Rate Schedule FERC No. 24

     (b) To determine the energy offers submitted to the PJM Interchange Energy Market that shall be used during the Operating Day to calculate the Real-time Prices, the Office of the Interconnection shall determine which resources are following its economic dispatch instructions. A resource will be considered to be following economic dispatch instructions and shall be included in the calculation of Real-time Prices if:

          i) the applicable price bid by a Market Seller for energy from the resource is less than or equal to the Dispatch Rate for the area of the PJM Control Area in which the resource is located; or

          ii) the resource is specifically requested to operate by the Office of the Interconnection's dispatcher.

     (c)  In determining whether a resource satisfies the condition described in
(b), the Office of the Interconnection will determine the bid price associated with an energy offer by comparing the actual megawatt output of the resource with the Market Seller's offer price curve. Because of practical generator response limitations, a resource whose megawatt output is not ten percent more than the megawatt level specified on the offer price curve for the applicable Dispatch Rate shall be deemed to be following economic dispatch instructions, but the energy price offer used in the calculation of Real-time Prices shall not exceed the applicable Dispatch Rate. Units that must be run for local area protection shall not be considered in the calculation of Real-time Prices.

     2.5  Calculation of Real-time Prices.

     (a) The Office of the Interconnection shall determine the least costly means of obtaining energy to serve the next increment of load at each bus in the PJM Control Area represented in the State Estimator and each interface bus between the PJM Control Area and an adjacent Control Area, based on the system conditions described by the most recent power flow solution produced by the State Estimator program and the energy offers that are the basis for the Day-ahead Energy Market, or that are determined to be eligible for consideration under Section 2.4 in connection with the real-time dispatch, as applicable.
This calculation shall be made by applying an incremental linear optimization method to minimize energy costs, given actual system conditions, a set of energy offers, and any binding transmission constraints that may exist. In performing this calculation, the Office of the Interconnection shall calculate the cost of serving an increment of load at each bus from each resource associated with an eligible energy offer as the sum of: (1) the price at which the Market Seller has offered to supply an additional increment of energy from the resource, and
(2) the effect on transmission congestion costs (whether positive or negative) associated with increasing the output of the resource, based on the effect of increased generation from that resource on transmission line loadings. The energy offer or offers that can serve an increment of load at a bus at the lowest cost, calculated in this manner, shall determine the Real-time Price at that bus.

     (b) During the Operating Day, the calculation set forth in (a) shall be performed every five minutes, using the Office of the Interconnection's Locational Marginal Price program, producing a set of Real-time Prices based on system conditions during the preceding interval. The prices produced at five-minute intervals during an hour will be integrated to determine the Real-time Prices for that hour.


Issued By:   Richard A. Drom                       Effective: November 10, 2000
             Vice President, General Counsel
Issued On:   November 9, 2000

PJM Interconnection, L.L.C.                               Original Sheet No. 94
First Revised Rate Schedule FERC No. 24

     2.6  Calculation of Day-ahead Prices.

     For the Day-ahead Energy Market, day-ahead Locational Marginal Prices shall be determined on the basis of the least-cost, security-constrained dispatch, model flows and system conditions resulting from the load specifications, offers for generation, dispatchable load, Increment Bids, Decrement Bids, and bilateral transactions submitted to the Office of the Interconnection and scheduled in the Day-ahead Energy Market. Such prices shall be determined in accordance with the provisions of this Section applicable to the Day-ahead Energy Market and shall be the basis for purchases and sales of energy and Transmission Congestion Charges resulting from the Day-ahead Energy Market. This calculation shall be made for each hour in the Day-ahead Energy Market by applying a linear optimization method to minimize energy costs, given scheduled system conditions, scheduled transmission outages, and any transmission limitations that may exist. In performing this calculation, the Office of the Interconnection shall calculate the cost of serving an increment of load at each bus from each resource associated with an eligible energy offer as the sum of: (1) the price at which the Market Seller has offered to supply an additional increment of energy from the resource, and (2) the effect on transmission congestion costs (whether positive or negative) associated with increasing the output of the resource, based on the effect of increased generation from that resource on transmission line loadings. The energy offer or offers that can serve an increment of load at a bus at the lowest cost, calculated in this manner, shall determine the Day-ahead Price at that bus.

     2.7  Performance Evaluation.

     The Office of the Interconnection shall undertake an evaluation of the foregoing procedures for the determination of Locational Marginal Prices, as well as the procedures for determining and allocating Fixed Transmission Rights and associated Transmission Congestion Charges and Credits, not less often than every two years, in accordance with the PJM Manuals. To the extent practical, the Office of the Interconnection shall retain all data needed to perform comparisons and other analyses of locational marginal pricing. The Office of the Interconnection shall report the results of its evaluation to the Market Participants, along with its recommendations, if any, for changes in the procedures.

                          3.   ACCOUNTING AND BILLING

     3.1  Introduction.

     This schedule sets forth the accounting and billing principles and procedures for the purchase and sale of services on the PJM Interchange Energy Market and for the operation of the PJM Control Area.

     3.2  Market Buyers.

          3.2.1  Spot Market Energy.

          (a) Market Buyers shall be charged for all load scheduled to be served from the PJM Interchange Energy Market in the Day-ahead Energy Market at the Day-ahead Prices applicable to each relevant load bus.


Issued By:   Richard A. Drom                       Effective: November 10, 2000
             Vice President, General Counsel
Issued On:   November 9, 2000

PJM Interconnection, L.L.C.                               Original Sheet No. 95
First Revised Rate Schedule FERC No. 24

          (b) Generating Market Buyers shall be paid for all energy scheduled to be delivered at the PJM Interchange Energy Market in the Day-ahead Energy Market at the Day-ahead Prices applicable to each relevant generation bus.

          (c) At the end of each hour during an Operating Day, the Office of the Interconnection shall calculate the load payment at each Market Buyer's load bus to be charged at Real-time Prices determined by the product of the hourly Real-time Price at the relevant bus times the Market Buyer's megawatts of load at the bus in the hour in excess of the load scheduled to be served at that bus in the hour in the Day-ahead Energy Market. To the extent that the load actually served at a load bus is less than the load scheduled to be served at that bus in the Day-ahead Energy Market, the Market Buyer shall be credited for the difference at the Real-time Price for the load bus at the time of the shortfall. The megawatts of load at each load bus shall be the sum of the megawatts of load for that bus of that Market Buyer as determined by the State Estimator, plus an allocated share of transmission losses, plus any megawatts of that Market Buyer's bilateral sales to purchasers outside the PJM Control Area attributable to that bus. The total load charge for each Market Buyer shall be the sum, for each of a Market Buyer's load buses, of the charges at Day-ahead Prices determined in accordance with the Day-ahead Energy Market as specified in
Section 1.10.1a plus the charges at Real-time Prices determined as specified herein, net of any credits specified herein for each of the Market Buyer's load buses.

          (d) At the end of each hour during an Operating Day, the Office of the Interconnection shall calculate the generation revenue at each Generating Market Buyer's generation bus to be paid at Real-time Prices, determined by the product of the hourly Real-time Price at the relevant bus times the Generating Market Buyer's megawatts of generation at such generation bus in the hour, as determined by the State Estimator, in excess of the energy scheduled to be injected at that bus in that hour in the Day-ahead Energy Market. To the extent that the energy actually injected at the generation bus is less than the energy scheduled to be injected at that bus in the Day-ahead Energy Market, the Generating Market Buyer shall be debited for the difference at the Real-time Price for the generation bus at the time of the shortfall. The megawatts of generation at each generation bus shall be the sum of the megawatts of generation for that bus of that Generating Market Buyer as determined by the State Estimator, plus any megawatts of bilateral purchases of that Generating Market Buyer from sellers outside the PJM Control Area attributable to that bus. The total generation revenue for each Generating Market Buyer shall be the sum, for each of the Generating Market Buyer's generation busses, of the revenues at Day-ahead Prices determined in accordance with the Day-ahead Energy Market as specified in Section 1.10.1A plus the revenues at Real-time Prices determined as specified herein, net of any debits specified herein for each of the Market Buyer's generation buses.

          (e) At the end of each hour during an Operating Day, the Office of the Interconnection shall calculate a net bill for each Market Buyer, determined as the difference between its total load charges and its total generation revenue. The portions of the net bill attributable to net hourly PJM Interchange and to Transmission Congestion Charges in the Day-ahead Energy Market and the Real-time Energy Market shall be determined as set forth in this Section and in
Section 5.1.3.


Issued By:   Richard A. Drom                       Effective: November 10, 2000
             Vice President, General Counsel
Issued On:   November 9, 2000

PJM Interconnection, L.L.C.                               Original Sheet No. 96
First Revised Rate Schedule FERC No. 24

          (f) At the end of each hour during an Operating Day, the Office of the Interconnection shall calculate the total amount of net hourly PJM Interchange for each Market Buyer, including Generating Market Buyers, in accordance with the PJM Manuals. For Internal Market Buyers that are Load Serving Entities or purchasing on behalf of Load Serving Entities, this calculation shall include determination of the net energy flows from: (i) tie lines; (ii) any generation resource the output of which is controlled by the Market Buyer but delivered to it over another entity's Transmission Facilities;
(iii) any generation resource the output of which is controlled by another entity but which is directly interconnected with the Market Buyer's transmission system; (iv) deliveries pursuant to bilateral energy sales; (v) receipts pursuant to bilateral energy purchases; (vi) the Market Buyer's allocated share of energy purchased from another Control Area in connection with a Minimum Generation Emergency in such other Control Area as specified in Section 3.2.6(c); and (vii) an adjustment to account for the day-ahead PJM Interchange, calculated as the difference between scheduled withdrawals and injections by that Market Buyer in the Day-ahead Energy Market. For Electric Distributors that report hourly net energy flows from metered tie lines, this calculation also shall include 500 kV transmission losses and Inadvertent Interchange allocated to the Electric Distributor and shall exclude the energy delivered to load of other Network Customers and Transmission Customers. For External Market Buyers and Internal Market Buyers that are not Load Serving Entities or purchasing on behalf of Load Serving Entities, this calculation shall determine the energy scheduled hourly for delivery to the Market Buyer net of the amounts scheduled by the External Market Buyer in the Day-ahead Energy Market.

          (g) The Office of the Interconnection shall calculate Locational Marginal Prices in the form of Day-ahead Prices and Real-time Prices for each load and generation bus in the PJM Control Area, in accordance with Section 2 of this Schedule.

          (h) An Internal Market Buyer shall be charged for Spot Market Energy purchases to the extent of its hourly net purchases from the PJM Interchange Energy Market, determined as specified in Section 3.2.1(f) above. An External Market Buyer shall be charged for its Spot Market Energy purchases based on the energy delivered to it, determined as specified in Section 3.2.1(f) above. The Office of the Interconnection shall calculate an hourly weighted average Real-time Price for each such Market Buyer, based on the hourly average of the Market Buyer's Real-time Prices at each bus weighted by the Market Buyer's load deviations at the bus. The total charge shall be determined by the product of the hourly net amount of PJM Interchange Purchases times the hourly weighted-average Real-time Price for that Market Buyer.

          (i) A Generating Market Buyer shall be credited as a Market Seller for sales of Spot Market Energy to the extent of its hourly net sales into the PJM Interchange Energy Market, determined as specified in Section 3.2.1(f) above. The Office of the Interconnection shall calculate an hourly weighted average Real-time Price for each such Market Seller, based on the hourly average of the Market Sellers Real-time Prices at each bus weighted by the Market Buyer's generation deviations at each bus. The total credit shall be determined by the product of the hourly net amount of PJM Interchange Sales times the hourly weighted average Real-time Price for that Market Seller.


Issued By:   Richard A. Drom                       Effective: November 10, 2000
             Vice President, General Counsel
Issued On:   November 9, 2000

PJM Interconnection, L.L.C.                               Original Sheet No. 97
First Revised Rate Schedule FERC No. 24

          3.2.2  Regulation.

          (a) Each Internal Market Buyer that is a Load Serving Entity shall have an hourly Regulation objective equal to its pro rata share of the PJM Control Area Regulation requirements for the hour, based on the Market Buyer's total load in the PJM Control Area for the hour. An Internal Market Buyer that does not meet its hourly Regulation obligation shall be charged for Regulation dispatched by the Office of the Interconnection to meet such obligation at the Regulation market-clearing price determined in accordance with paragraph (c) of this section, plus the amounts, if any, described in paragraph (f) of this section.

          (b) A Generating Market Buyer supplying Regulation at the direction of the Office of the Interconnection in excess of its hourly Regulation obligation shall be credited for each increment of such Regulation at the higher of (i) the Regulation market-clearing price or (ii) the sum of the regulation offer and the unit-specific opportunity cost of the resource supplying the increment of Regulation, as determined by the Office of the Interconnection in accordance with procedures specified in the PJM Manuals.

          (c) The Regulation market-clearing price shall be determined at a time to be determined by the Office of the Interconnection which shall be no earlier than the day before the Operating Day and the market-clearing price each hour shall be equal to the highest sum of a resource's Regulation offer plus its estimated unit-specific opportunity costs from among the resources selected to provide Regulation.

          (d) In determining the Regulation market-clearing price, the estimated unit-specific opportunity costs of a resource offering to sell Regulation each hour shall be equal to the product of (i) the deviation of the set point of the resource that is expected to be required in order to provide Regulation from the resource's expected output level if it had been dispatched in economic merit order times (ii) the absolute value of the difference between the expected Locational Marginal Price at the generation bus for the resource and the offer price for energy from the resource (at the megawatt level of the Regulation set point for the resource) in the PJM Interchange Energy Market.

          (e) In determining the credit under subsection (b) to a Generating Market Buyer selected to provide Regulation and that actively follows the Office of the Interconnection's Regulation signals and instructions, the unit-specific opportunity cost of a resource shall be determined for each hour that the Office of the Interconnection requires a resource to provide Regulation and shall be equal to the product of (i) the deviation of the resource's output necessary to follow the Office of the Interconnection's Regulation signals from the resource's expected output level if it had been dispatched in economic merit order times (ii) the absolute value of the difference between the Locational Marginal Price at the generation bus for the resource and the offer price for energy from the resource (at the megawatt level of the Regulation set point for the resource) in the PJM Interchange Energy Market.

          (f) Any amounts credited for Regulation in an hour in excess of the Regulation market-clearing price in that hour shall be allocated and charged to each Internal Market Buyer that does not meet its hourly Regulation obligation in proportion to its purchases of Regulation in megawatt-hours during that hour.


Issued By:   Richard A. Drom                       Effective: November 10, 2000
             Vice President, General Counsel
Issued On:   November 9, 2000

PJM Interconnection, L.L.C.                               Original Sheet No. 98
First Revised Rate Schedule FERC No. 24

          3.2.3  Operating Reserves.

          (a) A Market Seller's pool-scheduled resources capable of providing operating reserves shall be credited as specified below based on the prices offered for the operation of such resource, provided that the resource was available for the entire time specified in the Offer Data for such resource.

          (b) The following determination shall be made for each pool-scheduled resource that is scheduled in the Day-ahead Energy Market: the total offered price for start-up and no-load fees and Spot Market Energy, determined on the basis of the resource's scheduled output, shall be compared to the total value of that resource's Spot Market Energy as determined by the Day-ahead Energy Market and the Day-ahead Prices applicable to the relevant generation bus in the Day-ahead Energy Market. Except as provided in Section 3.2.3(n), if the total offered price summed over all hours exceeds the total value summed over all hours, the difference shall be credited to the Market Seller.

          (c)    The sum of the foregoing credits calculated in accordance with
Section 3.2.3(b) plus any unallocated charges from Section 3.2.3(h) and 5.1.7, shall be the cost of Operating Reserves in the Day-ahead Energy Market.

          (d) The cost of Operating Reserves in the Day-ahead Energy Market shall be allocated and charged to each Market Participant in proportion to the sum of its (i) scheduled load and accepted Decrement Bids in the Day-ahead Energy Market in megawatt-hours for that Operating Day; and (ii) scheduled energy sales in the Day-ahead Energy Market from within the PJM Control Area to load outside the PJM Control Area in megawatt-hours for that Operating Day, but not including its bilateral transactions that are dynamically scheduled to load outside the PJM Control Area pursuant to Section 1.12.

          (e) At the end of each Operating Day, the following determination shall be made for each synchronized pool-scheduled resource of each Market Seller that operates as requested by the Office of the Interconnection and that is not committed solely for the purpose of providing spinning reserves: the total offered price for start-up and no-load fees and Spot Market Energy, determined on the basis of the lesser of the resource's (i) hourly output as determined by the State Estimator, or (ii) requested output as determined by the PJM dispatch. The total offered price shall be compared to the total value of that resource's energy in the Day-ahead Energy Market plus any credit or charge for quantity deviations, at PJM dispatch direction, from the Day-ahead Energy Market during the Operating Day. Except as provided in Section 3.2.3(m), if the total offered price exceeds the total value, the difference less any credit as determined pursuant to Section 3.2.3(b) and less any amounts credited for Regulation in excess of the Regulation offer plus the resources opportunity cost, shall be credited to the Market Seller.

          (f) A Market Seller's pool scheduled resource the output of which is reduced or suspended at the request of the Office of the Interconnection for the purpose of maintaining reliability within the PJM Control Area, shall be credited in an amount equal to (PAG - AG) x LT x (ULMP - UB) where:

          PAG equals the actual generation of the unit for the five minute period preceding the request;


Issued By:   Richard A. Drom                       Effective: November 10, 2000
             Vice President, General Counsel
Issued On:   November 9, 2000

PJM Interconnection, L.L.C.                               Original Sheet No. 99
First Revised Rate Schedule FERC No. 24

          AG equals the actual generation of the unit until PJM cancels the request to reduce output;

          LT equals the length of time that the request to reduce output was effective;

          ULMP equals the LMP at the unit's bus;

          UB equals the unit bid for that unit whose output is reduced or suspended; and

          where ULMP - UB shall not be negative.

          (g) The sum of the foregoing credits, plus any cancellation fees paid in accordance with Section 1.10.2(d), such cancellation fees to be applied to the Operating Day for which the unit was scheduled, less any payments received from another Control Area for Operating Reserves, shall be the cost of Operating Reserves for the Real-time Energy Market in each Operating Day.

          (h) The cost of Operating Reserves for the Real-time Energy Market for each Operating Day shall be allocated and charged to each Market Participant in proportion to the sum of the absolute values of its (i) load deviations from the Day-ahead Energy Market in megawatt-hours during that Operating Day; (ii) generation deviations from the Day-ahead Energy Market for non-dispatchable generation resources, including External Resources, in megawatt-hours during the Operating Day; (iii) deviations from the Day-ahead Energy Market for bilateral transactions from outside the PJM Control Area for delivery within the PJM Control Area in megawatt-hours during the Operating Day; and (iv) deviations of energy sales from the Day-ahead Energy Market from within the PJM Control Area to load outside the PJM Control Area in megawatt-hours during that Operating Day, but not including its bilateral transactions that are dynamically scheduled to load outside the PJM Control Area pursuant to Section 1.12.

          (i) At the end of each Operating Day, Market Sellers shall be credited on the basis of their offered prices for synchronized condensing for any hydropower or combustion turbine units operated as synchronous condensers but producing no energy, as well as the credits calculated as specified in
Section 3.2.3(b) for those generators committed solely for the purpose of providing spinning reserves, at the request of the Office of the Interconnection.

          (j) The sum of the foregoing credits as specified in Section 3.2.3(b) shall be the cost of Operating Reserves for synchronized condensing for the Operating Day in the PJM Control Area.

          (k) The cost of Operating Reserves for synchronized condensing for each Operating Day shall be allocated and charged to each Market Participant in proportion to the sum of its (i) deliveries of energy to load in the PJM Control Area, served under Network Transmission Service, in megawatt-hours during that Operating Day; and (ii) deliveries of energy sales from within the PJM Control Area to load outside the PJM Control Area in megawatt-hours during that Operating Day, but not including its bilateral transactions that are dynamically scheduled to load outside the PJM Control Area pursuant to Section 1.12.


Issued By:   Richard A. Drom                       Effective: November 10, 2000
             Vice President, General Counsel
Issued On:   November 9, 2000

PJM Interconnection, L.L.C.                               Original Sheet No. 100
First Revised Rate Schedule FERC No. 24

          (l) For any Operating Day in either, as applicable, the Day-ahead Energy Market or the Real-time Energy Market for which, for all or any part of such Operating Day, the Office of the Interconnection: (i) declares a Maximum Generation Emergency; (ii) issues an alert that a Maximum Generation Emergency may be declared ("Maximum Generation Emergency Alert"); or (iii) schedules units based on the anticipation of a Maximum Generation Emergency or a Maximum Generation Emergency Alert, the Operating Reserves credit otherwise provided by
Section 3.2.3.(b) or Section 3.2.3(e) in connection with marked-based offers shall be limited as provided in paragraphs (n) or (m), respectively. The Office of the Interconnection shall provide timely notice on its internet site of the commencement and termination of any of the actions described in clause (i),
(ii), or (iii) of this paragraph (l) (collectively referred to as "MaxGen Conditions"). Following the posting of notice of the commencement of a MaxGen Condition, a Market Seller may elect to submit a cost-based offer in accordance with Schedule 2 of the Operating Agreement, in which case paragraphs (m) and (n) shall not apply to such offer; provided, however, that such offer must be submitted in accordance with the deadlines in Section 1.10 for the submission of offers in the Day-ahead Energy Market or Real-time Energy Market, as applicable. Submission of a cost-based offer under such conditions shall not be precluded by
Section 1.9.7(b); provided, however, that the Market Seller must return to compliance with Section 1.9.7(b) when it submits its bid for the first Operating Day after termination of the MaxGen Condition.

          (m) For the Real-time Energy Market, if the Effective Offer Price (as defined below) for a market-based offer is greater than $1,000/MWh, the Market Seller shall not receive any credit for Operating Reserves. If the Effective Offer Price is less than or equal to $1,000/MWh, the Market Seller shall receive credit for Operating Reserves determined in accordance with
Section 3.2.3(e), subject to the limit on total compensation stated below. For purposes of this paragraph (m), the Effective Offer Price shall be the amount that, absent paragraphs (l) and (m), would have been credited for Operating Reserves for such Operating Day pursuant to Section 3.2.3(e) divided by the megawatthours of energy offered during the hours that the offer is economic, plus the offer for Spot Market Energy for the hours that the offer is economic. The hours that the offer is economic shall be the hours that the offer price for Spot Market Energy is less than or equal to the Real-time Price for the relevant generation bus. Notwithstanding any other provision in this paragraph, the total compensation to a Market Seller on any Operating Day that includes a MaxGen Condition shall not exceed $1,000/MWh during the hours that the unit is economic, where such total compensation in each such hour is defined as the amount that, absent paragraphs (l) or (m), would have been credited for Operating Reserves for such Operating Day pursuant to Section 3.2.3(e) divided by the number of hours that the offer is economic, plus the Real-time Price for such hour, and no Operating Reserves payments shall be made for any other hour of such Operating Day.


Issued By:   Richard A. Drom                       Effective: November 10, 2000
             Vice President, General Counsel
Issued On:   November 9, 2000

PJM Interconnection, L.L.C.                               Original Sheet No. 101
First Revised Rate Schedule FERC No. 24

          (n) For the Day-ahead Energy Market, if notice of a MaxGen Condition is provided prior to 12:00 noon on the day before the Operating Day for which transactions are being scheduled and the Effective Offer Price is greater than $1,000/MWh, the Market Seller shall not receive any credit for Operating Reserves. If notice of a MaxGen Condition is provided after 12:00 noon on the day before the Operating Day for which transactions are being scheduled and the Effective Offer Price is greater than $1,000/MWh, the Market Seller shall receive credit for Operating Reserves determined in accordance with
Section 3.2.3(b), subject to the limit on total compensation stated below. If the Effective Offer Price is less than or equal to $1,000/MWh, regardless of when notice of a MaxGen Condition is provided, the Market Seller shall receive credit for Operating Reserves determined in accordance with Section 3.2.3(b), subject to the limit on total compensation stated below. For purposes of this paragraph (n), the Effective Offer Price shall be the amount that, absent paragraphs (l) and (n), would have been credited for Operating Reserves for such Operating Day divided by the megawatt hours of energy offered during the Specified Hours, plus the offer for Spot Market Energy during such hours. The Specified Hours shall be the lesser of: (1) the minimum run hours stated by the Market Seller in its Offer Data; and (2) either (i) for steam-electric generating units and for combined-cycle units when such units are operating in combined-cycle mode, the six consecutive hours of highest Day-ahead Price during such Operating Day when such units are running or (ii) for combustion turbine units and for combined-cycle units when such units are operating in combustion turbine mode, the two consecutive hours of highest Day-ahead Price during such Operating Day when such units are running. Notwithstanding any other provision in this paragraph, the total compensation to a Market Seller on any Operating Day that includes a MaxGen Condition shall not exceed $1,000/MWh during the Specified Hours, where such total compensation in each such hour is defined as the amount that, absent paragraphs (l) and (n), would have been credited for Operating Reserves for such Operating Day pursuant to Section 3.2.3(b) divided by the Specified Hours, plus the Day-ahead Price for such hour, and no Operating Reserves payments shall be made for any other hour of such Operating Day.

          3.2.4  Transmission Congestion.

          Each Market Buyer shall be charged or credited for Transmission Congestion Charges as specified in Section 5 of this Schedule.

          3.2.5  Transmission Losses.

          (a) Whenever the Office of the Interconnection has in place appropriate computer hardware, software, and other necessary resources to account for marginal losses in the dispatch of energy and the calculation of Locational Marginal Prices, loss accounting shall be determined on that basis, and the provisions of this Section shall be revised accordingly. Until such time, the following accounting provisions for losses shall apply.


Issued By:   Richard A. Drom                       Effective: November 10, 2000
             Vice President, General Counsel
Issued On:   November 9, 2000

PJM Interconnection, L.L.C.                               Original Sheet No. 102
First Revised Rate Schedule FERC No. 24

          (b) Each Internal Market Buyer that is a Load Serving Entity or purchasing on behalf of a Load Serving Entity shall be credited in an amount equal to its pro rata share of the hourly total amounts collected from Transmission Customers either as charges for transmission losses in the PJM Control Area as specified in Section 3.4.2 or for transmission losses supplied in kind in accordance with Section 3.4.2(c) based on the Locational Marginal Price at the interface where such losses were delivered. This credit shall be determined by the ratio of the Internal Market Buyer's total hourly load, divided by the total hourly load in the PJM Control Area.

          (c) PJM Control Area 500 kV losses shall be allocated to each Electric Distributor that reports hourly net energy flows from metered tie lines in proportion to its hourly load in the PJM Control Area.

          3.2.6  Emergency Energy.

          (a) Internal Market Buyers shall be allocated a proportionate share of the net cost of Emergency energy purchased by the Office of the Interconnection. Such allocated share shall be determined in proportion to the amount of net PJM Interchange Imports by each Internal Market Buyer during the hour of each such energy purchase.

          (b) Net revenues in excess of Real-time Prices attributable to sales of energy in connection with Emergencies to other Control Areas shall be credited to Internal Market Buyers in proportion to the amount of net PJM Interchange Imports by each Internal Market Buyer during each hour of such energy sales.

          (c) The costs, revenues, and energy associated with hourly energy purchased from another Control Area in connection with a Minimum Generation Emergency in such other Control Area, shall be allocated to each Internal Market Buyer in proportion to its load in the PJM Control Area during the hour of such purchases.

          3.2.7  Billing.

          (a) The Office of the Interconnection shall prepare a billing statement each billing cycle for each Market Buyer in accordance with the charges and credits specified in Sections 3.2.1 through 3.2.6 of this Schedule, and showing the net amount to be paid or received by the Market Buyer. Billing statements shall provide sufficient detail, as specified in the PJM Manuals, to allow verification of the billing amounts and completion of the Market Buyer's internal accounting.

          (b) If deliveries to a Market Buyer that has PJM Interchange meters in accordance with Section 14 of the Operating Agreement include amounts delivered for a Market Participant that does not have PJM Interchange meters separate from those of the metered Market Buyer, the Office of the Interconnection shall prepare a separate billing statement for the unmetered Market Participant based on the allocation of deliveries agreed upon between the Market Buyer and the unmetered Market Participant specified by them to the Office of the Interconnection.


Issued By:   Richard A. Drom                       Effective: November 10, 2000
             Vice President, General Counsel
Issued On:   November 9, 2000

PJM Interconnection, L.L.C.                              Original Sheet No. 103
First Revised Rate Schedule FERC No. 24


     3.3  Market Sellers.

     Except as provided in the following sentence, the accounting and billing principles and procedures applicable to Generating Market Buyers functioning as Market Sellers shall be as set forth in Section 3.2. This Section sets forth the accounting and billing principles and procedures applicable to all other Market Sellers, and to Generating Market Buyers functioning as Market Sellers with respect to any matters not specified in Section 3.2.

          3.3.1     Spot Market Energy.

          (a) Market Sellers shall be paid for all energy scheduled to be delivered in the Day-ahead Energy Market at the Day-ahead Prices applicable to each relevant generation bus.

          (b) At the end of each hour during an Operating Day, the Office of the Interconnection shall determine the total net amount of energy delivered in the hour to the PJM Control Area by each of the Market Seller's resources, in accordance with the PJM Manuals and the calculation described in Section 3.2.1(f).

          (c) The Office of the Interconnection shall calculate Day-ahead and Real-time Prices for each generation and load bus in the PJM Control Area, including the bus at each point of interconnection between the PJM Control Area and each adjacent Control Area, in accordance with Section 2 of this Schedule.

          (d) A Market Seller shall be credited for Real-time sales of Spot Market Energy to the extent of its hourly net deliveries to the PJM Control Area of energy in excess of amounts scheduled in the Day-ahead Energy Market from the Market Seller's resources. For pool External Resources, the Office of the Interconnection shall model, based on an appropriate flow analysis, the hourly amounts delivered from each such resource to the corresponding interface point between the PJM Control Area and adjacent Control Areas. The total real-time generation revenues for each Market Seller shall be the sum of its credits determined by the product of (i) the hourly net amount of energy delivered to the PJM Control Area at the applicable generation or interface bus in excess of the amount scheduled to be delivered in that hour at that bus in the Day-ahead Energy Market from each of the Market Seller's resources, times (ii) the hourly Real-time Price at that bus. To the extent that the energy actually injected at a generation or interface bus in any hour is less than the energy scheduled to be injected at that bus in the Day-ahead Energy Market, the Market Seller shall be debited for the difference at the Real-time Price for the applicable bus at the time of the shortfall times the amount of the shortfall. The total generation revenue for each Market Seller shall be the sum, for each of the Market Seller's generation or interface buses, of the revenues at Day-ahead Prices determined in accordance with the Day-ahead Energy Market as specified in
Section 3.3.1(a) plus the revenues at Real-time Prices determined as specified herein, net of any debits specified herein for each of the Market Seller's generation or interface buses.

          3.3.2     Regulation.

          Each Market Seller that is also an Internal Market Buyer shall have an hourly Regulation objective and shall be credited or charged in connection therewith as specified in Section 3.2.2. All other Market Sellers supplying Regulation at the direction of the Office of the Interconnection shall be credited for each increment of such Regulation at the price specified in Section 3.2.2(b), as determined by the Office of the Interconnection in accordance with procedures specified in the PJM Manuals.

Issued By:   Richard A. Drom                        Effective: November 10, 2000
             Vice President, General Counsel
Issued On:   November 9, 2000

PJM Interconnection, L.L.C.                              Original Sheet No. 104
First Revised Rate Schedule FERC No. 24

          3.3.3     Operating Reserves.

          A Market Seller shall be credited for its pool-scheduled resources based on the prices offered for the operation of such resource, provided that the resource was available for the entire time specified in the Offer Data for such resource, in accordance with the procedures set forth in Section 3.2.3.

          3.3.4     Emergency Energy.

          The costs and net revenues associated with hourly energy sales to other Control Areas in connection with a Minimum Generation Emergency in the PJM Control Area shall be allocated to Market Sellers in proportion to their sales to the PJM Interchange Energy Market from generation resources within the metered boundaries of the PJM Control Area in each hour in which such energy was sold to other Control Areas.

          3.3.5     Billing.

          The Office of the Interconnection shall prepare a billing statement each billing cycle for each Market Seller in accordance with the charges and credits specified in Sections 3.3.1 through 3.3.4 of this Schedule, and showing the net amount to be paid or received by the Market Seller. Billing statements shall provide sufficient detail, as specified in the PJM Manuals, to allow verification of the billing amounts and completion of the Market Seller's internal accounting.

          3.4       Transmission Customers.

                    3.4.1     Transmission Congestion.

                    Each Transmission Customer shall be charged and credited for Transmission Congestion Charges as specified in Section 5 of this Schedule.

                    3.4.2     Transmission Losses.

                    (a) Whenever the Office of the Interconnection has in place appropriate computer hardware, software, and other necessary resources to account for marginal losses in the dispatch of energy and the calculation of Locational Marginal Prices, loss accounting shall be determined on that basis, and the provisions of this Section shall be revised accordingly. Until such time, the following accounting provisions for losses shall apply.

                    (b) Transmission Customers shall be charged for transmission losses in an amount equal to the product of (i) the Transmission Customer's megawatt-hours of deliveries using Point-to-Point Transmission Service, times (ii) the appropriate loss factor for deliveries using Point-to-Point Transmission Service, times (iii) the weighted average Day-ahead or Real-time Price, as applicable, for all load busses in the PJM Control Area. The foregoing average hourly loss factor shall be: (i) determined by the Office of the Interconnection from time to time as conditions affecting losses shall warrant; and (ii) calculated separately for on-peak and off-peak hours on the basis of the average ratio of losses to load served in each such period.

Issued By:   Richard A. Drom                        Effective: November 10, 2000
             Vice President, General Counsel
Issued On:   November 9, 2000

PJM Interconnection, L.L.C.                              Original Sheet No. 105
First Revised Rate Schedule FERC No. 24


          (c) A Transmission Customer may elect to pay for losses in kind, rounded off to the nearest whole megawatt, rather than as specified above if its total deliveries in an hour using Point-to-Point Transmission Service are greater than 200 megawatts. If it so elects, the Transmission Customer's specified source for the energy to be delivered using Point-to-Point Transmission Service may be scheduled to supply to the PJM Control Area boundary an amount of energy equal to the delivery schedule plus the amount of losses determined by applying the appropriate hourly loss factor as specified above to the delivered amount.

          3.4.3  Billing.

          The Office of the Interconnection shall prepare a billing statement each billing cycle for each Transmission Customer in accordance with the charges and credits specified in Sections 3.4.1 through 3.4.2 of this Schedule, and showing the net amount to be paid or received by the Transmission Customer. Billing statements shall provide sufficient detail, as specified in the PJM Manuals, to allow verification of the billing amounts and completion of the Transmission Customer's internal accounting.

     3.5  Other Control Areas.

          3.5.1  Energy Sales.

          To the extent appropriate in accordance with Good Utility Practice, the Office of the Interconnection may sell energy to an interconnected Control Area as necessary to alleviate or end an Emergency in that Control Area. Such sales shall be made (i) only to Control Areas that have undertaken a commitment pursuant to a written agreement with the LLC to sell energy on a comparable basis to the PJM Control Area, and (ii) only to the extent consistent with the maintenance of reliability in the PJM Control Area. The Office of the Interconnection may decline to make such sales to a Control Area that the Office of the Interconnection determines does not have in place and implement Emergency procedures that are comparable to those followed in the PJM Control Area. If the Office of the Interconnection sells energy to an interconnected Control Area as necessary to alleviate or end an Emergency in that Control Area, such energy shall be sold at 150% of the Real-time Price at the bus or busses at the border of the PJM Control Area at which such energy is delivered.

          3.5.2  Operating Margin Sales.

          The extent appropriate in accordance with Good Utility Practice, the Office of the Interconnection may sell Operating Margin to an interconnected Control Area as requested to alleviate an operating contingency resulting from the affect of the purchasing Control Area's operations on the dispatch of resources in the PJM Control Area. Such sales shall be made only to Control Areas that have undertaken a commitment pursuant to a written agreement with the Office of the Interconnection (i) to purchase Operating Margin whenever the purchasing Control Area's operations will affect the dispatch of resources in the PJM Control Area, and (ii) to sell Operating Margin on a comparable basis to the LLC.

          3.5.3  Transmission Congestion.

          Each Control Area purchasing Operating Margin shall be assessed Transmission Congestion Charges as specified in Section 5.1.5 of this Schedule.

Issued By:   Richard A. Drom                        Effective: November 10, 2000
             Vice President, General Counsel
Issued On:   November 9, 2000

PJM Interconnection, L.L.C.                              Original Sheet No. 106
First Revised Rate Schedule FERC No. 24


          3.5.4  Billing.

          The Office of the Interconnection shall prepare a billing statement each billing cycle for each Control Area to which Emergency energy or Operating Margin was sold, and showing the net amount to be paid by such Control Area. Billing statements shall provide sufficient detail, as specified in the PJM Manuals, to allow verification of the billing amounts.

     3.6  Metering Reconciliation.

          3.6.1  Meter Correction Billing.

          Metering errors and corrections will be reconciled at the end of each month by a meter correction charge or credit. The monthly meter correction charge or credit shall be determined by the product of the positive or negative deviation in energy amounts, times the weighted average Locational Marginal Price for all load busses in the PJM Control Area.

          3.6.2  Meter Corrections Between Market Participants.

          If a Market Participant or the Office of the Interconnection discovers a meter error affecting an interchange of energy with another Market Participant and makes the error known to such other Market Participant prior to the completion by the Office of the Interconnection of the accounting for the interchange, and if both Market Participants are willing to adjust hourly load records to compensate for the error and such adjustment does not affect other parties, an adjustment in load records may be made by the Market Participants in order to correct for the meter error, provided corrected information is furnished to the Office of the Interconnection in accordance with the Office of the Interconnection's accounting deadlines. No such adjustment may be made if the accounting for the Operating Day in which the interchange occurred has been completed by the Office of the Interconnection.

          3.6.3  500 kV Meter Errors.

          Billing cycle accounting for 500 kV transmission losses shall be adjusted to account for errors in meters on 500 kV Transmission Facilities.

          3.6.4  Meter Corrections Between Control Areas.

          An error between accounted for and metered interchange between a Party in the PJM Control Area and an entity in another Control Area shall be corrected by adjusting the hourly meter readings. If this is not practical, the error shall be accounted for by a correction at the end of the billing cycle. The Market Participant with ties to such other Control Area experiencing the error shall account for the full amount of the discrepancy and an appropriate debit or credit shall be applied equally among all Market Buyers. The Office of the Interconnection will adjust the actual interchange between the PJM Control Area and the other Control Area to maintain a proper record of inadvertent energy flow. Meter corrections on the 500 kV system between the PJM Control Area and other Control Areas shall be accounted for through the internal 500 kV system meter error allocation at the end of the billing cycle.

          3.6.5  Meter Correction Data.

          Meter error data shall be submitted to the Office of the Interconnection not later than noon on the second working day of the Office of the Interconnection after the end of the billing cycle applicable to the meter correction.

Issued By:   Richard A. Drom                        Effective: November 10, 2000
             Vice President, General Counsel
Issued On:   November 9, 2000

PJM Interconnection, L.C.C.                               Original Sheet No. 107
First Revised Rate Schedule FERC No. 24


          3.6.6     Correction Limits.

          A Market Participant may not assert a claim for an adjustment in billing as a result of a meter error for any error discovered more than two years after the date on which the metering occurred. Any claim for an adjustment in billing as a result of a meter error shall be limited to bills for transactions occurring in the most recent annual accounting period of the billing Market Participant in which the meter error occurred, and the prior annual accounting period.

                                4.   RATE TABLE

     4.1  Offered Price Rates.

     Spot Market Energy, Regulation, Operating Reserve, and Transmission Congestion are based on offers to the Office of the Interconnection specified in this Agreement.

     4.2  Transmission Losses.

     Average loss factors shall be as specified in the PJM Tariff.

     4.3  Emergency Energy Purchases.

     The pricing for Emergency energy purchases will be determined by the Office of the Interconnection and: (a) an adjacent Control Area, in accordance with an agreement between the Office of the Interconnection and such adjacent Control Area, or (b) a Member, in accordance with arrangements made by the Office of Interconnection to purchase energy offered by such Member from resources that are not Capacity Resources.

     5.   CALCULATION OF TRANSMISSION CONGESTION CHARGES AND
                             CREDITS

          5.1  Transmission Congestion Charge Calculation.

               5.1.1     Calculation by Office of the Interconnection.

               When the transmission system is operating under constrained conditions, the Office of the Interconnection shall calculate Transmission Congestion Charges for each Network Service User, the PJM Interchange Energy Market, and each Transmission Customer.

               5.1.2     General.

               The basis for the Transmission Congestion Charges shall be the differences in the Locational Marginal Prices between points of delivery and points of receipt, as determined in accordance with Section 2 of this Schedule.

               5.1.3     Network Service User Calculation.

               Each Network Service User shall be charged for the increased cost of energy incurred by it during each constrained hour to deliver the output of its firm Capacity Resources or other owned or contracted for resources, its firm bilateral purchases, and its non-firm bilateral purchases as to which it has elected to pay Transmission Congestion Charges. The Transmission Congestion Charge for deliveries from each such source shall be the Network Service User's hourly net bill less its hourly net PJM Interchange payments or sales as determined in accordance with Section 3.2.1 or Sections 3.3 and 3.3.1 of this Schedule.

Issued By:    Richard A. Drom
              Vice President, General Counsel      Effective: November 10, 2000
Issued By:    November 9, 2000

PJM Interconnection, L.L.C.                               Original Sheet No. 108
First Revised Rate Schedule FERC No. 24

          5.1.4     Transmission Customer Calculation.

          Each Transmission Customer using Firm Point-to-Point Transmission Service (as defined in the PJM Tariff), and each Transmission Customer using Non-Firm Point-to-Point Transmission Service (as defined in the PJM Tariff) that has elected to pay Transmission Congestion Charges, shall be charged for the increased cost of energy during constrained hours for the delivery of energy using Point-to-Point Transmission Service. Except as specified in this subsection, a Transmission Congestion Charge shall be assessed for transmission use scheduled in the Day-ahead Energy Market, calculated as the amount to be delivered multiplied by the difference between the Day-ahead Price at the delivery point or PJM Control Area boundary delivery interface and the Day-ahead Price at the source point or PJM Control Area boundary source interface. Transmission Congestion Charges shall be assessed for real-time transmission use in excess of the amounts scheduled for each hour in the Day-ahead Energy Market, calculated as the excess amount multiplied by the difference between the Real-time Price at the delivery point or PJM Control Area boundary delivery interface, and the Real-time Price at the source point or PJM Control Area boundary source interface. A Transmission Customer shall be credited for Transmission Congestion Charges for real-time transmission use falling below the amounts scheduled for each hour in the Day-ahead Energy Market, calculated as the shortfall amount multiplied by the difference between the Real-time Price at the delivery point or PJM Control Area boundary delivery interface, and the Real-time Price at the source point or PJM Control Area boundary source interface. Real-time deviations from the Point-to-Point Transmission Service scheduled in the Day-ahead Energy Market shall be determined by the lesser of the real-time injection or withdrawal associated with such transmission service. The Transmission Congestion Charge for Market Sellers using point-to-point transmission service for deliveries out of the PJM Control Area from generating resources within the PJM Control Area shall be the amount of its net bill less the Market Seller's net hourly PJM Interchange payments or sales as determined in accordance with Section 3.3 of this Schedule.

          5.1.5     Operating Margin Customer Calculation.

          Each Control Area purchasing Operating Margin shall be assessed Transmission Congestion Charges for any the increase in the cost of energy resulting from the provision of Operating Margin. The Transmission Congestion Charge shall be the amount of Operating Margin purchased in an hour multiplied by the difference in the Real-time Price at what would be the delivery interface and the Real-time Price at what would be the source interface, if the operating contingency that was the basis for the purchase of Operating Margin had occurred in that hour. Operating Margin may be allocated among multiple source and delivery interfaces in accordance with an applicable load flow study.

          5.1.6     Transmission Loading Relief Customer Calculation.

     (a) Each Transmission Loading Relief Customer shall be assessed Transmission Congestion Charges for any increase in the cost of energy in the PJM Control Area resulting from its energy schedules over contract paths outside the PJM Control Area during Transmission Loading Relief.

Issued By:   Richard A. Drom                        Effective: November 10, 2000
             Vice President, General Counsel
Issued On:   November 9, 2000

PJM Interconnection, L.L.C.                               Original Sheet No. 109
First Revised Rate Schedule FERC No. 24

     (b) The Transmission Congestion Charge shall be the total amount of energy specified in such energy schedules multiplied by the difference between a Locational Marginal Price calculated by the Office of the Interconnection for the energy schedule source location specified in the NERC Interchange Distribution Calculator and a Locational Marginal Price calculated by the Office of the Interconnection for the energy schedule sink location specified in the NERC Interchange Distribution Calculator. Transmission Congestion Charges that are less than zero shall be set equal to zero for Transmission Loading Relief Customers.

     (c) The Office of the Interconnection will determine the Locational Marginal Prices at the energy schedule source and sink locations external to PJM with reference to and based solely on the prices of energy in the PJM Control Area and at the interface buses between the PJM Control Area and adjacent Control Areas and the system conditions and actual power flow distributions as described by the PJM State Estimator program. The Office of the Interconnection will determine the Locational Marginal Prices at the external energy schedule source and sink locations and the resulting Congestion Charge based on the portion of the energy schedule that flows through the PJM Control Area as reflected by the flow distributions from the PJM State Estimator program.

          5.1.7     Total Transmission Congestion Charges.

          The total Transmission Congestion Charges collected by the Office of the Interconnection each hour will be the aggregate net amounts determined as specified in this Schedule. The Office of the Interconnection shall collect Transmission Congestion Charges for each hour the transmission system operates under constrained conditions.

     5.2  Transmission Congestion Credit Calculation.

          5.2.1     Eligibility.

          (a) Except as provided in Section 5.2.1(b), each holder of a Fixed Transmission Right shall receive as a Transmission Congestion Credit a proportional share of the total Transmission Congestion Charges collected for each constrained hour.

          (b) If a holder of a Fixed Transmission Right between specified delivery and receipt buses acquired the Fixed Transmission Right in a Fixed Transmission Rights Auction (the procedures for which are set forth in Part 7 of this Schedule 1) and (i) had an Increment Bid and/or Decrement Bid that was accepted by the Office of the Interconnection for an applicable hour in the Day-ahead Energy Market for delivery or receipt at or near delivery or receipt buses of the Fixed Transmission Right; and (ii) the result of the acceptance of such Increment Bid or Decrement Bid is that the difference in locational marginal prices in the Day-ahead Energy Market between such delivery and receipt buses is greater than the difference in locational marginal prices between such delivery and receipt buses in the Real-time Energy Market, then the Market Participant shall not receive any Transmission Congestion Credit, associated with such Fixed Transmission Right in such hour, in excess of one divided by the number of hours in the applicable month multiplied by the amount that the Market Participant paid for the Fixed Transmission Right in the Fixed Transmission Rights Auction.

Issued By:   Richard A. Drom                        Effective: December 23, 2000
             Vice President, General Counsel
Issued On:   December 22, 2000

PJM Interconnection, L.C.C.                              Original Sheet No. 109A
First Revised Rate Schedule FERC No. 24

          (c) For purposes of Section 5.2.1(b) a bus shall be considered at or near the Fixed Transmission Right delivery or receipt bus if seventy-five percent or more of the energy injected or withdrawn at that bus and which is withdrawn or injected at any other bus is reflected in the constrained path between the subject Fixed Transmission Right delivery and receipt buses that were acquired in the Fixed Transmission Rights Auction.

          5.2.2     Fixed Transmission Rights.

          (a) Transmission Congestion Credits will be calculated based upon the Fixed Transmission Rights held at the time of the constrained hour. Allocations of Fixed Transmission Rights shall be made to each Network Service User and Transmission Customer as specified below.

Issued By:   Richard A. Drom                        Effective: December 23, 2000
             Vice President, General Counsel
Issued On:   December 22, 2000

PJM Interconnection, L.L.C.                               Original Sheet No. 110
First Revised Rate Schedule FERC No. 24

          (b) Subject to the provisions of Section B of Attachment K of the PJM Tariff, on an annual basis by such deadline established by the Office of the Interconnection, each Network Service User shall designate a subset of its Network Resources for which Fixed Transmission Rights will be assigned. Fixed Transmission Rights shall be assigned for each Network Resource in a number of megawatts equal to or less than the installed capacity summer megawatt rating of each designated Network Resource, determined at the PJM Control Area transmission bus at which the designated Network Resource is connected. Each Fixed Transmission Right shall be to the aggregate load busses of the Network Service User in a Zone or, with respect to Non-Zone Network Load, to the border of the PJM Control Area. The sum of each Network Service User's assigned Fixed Transmission Rights for a Zone must be equal to or less than the Network Service User's peak load for that Zone as determined under Section 34.1 of the Tariff. The sum of each Network Service User's Fixed Transmission Rights for Non-Zone Network Load must be equal to or less than the Network Service User's transmission responsibility for Non-Zone Network Load as determined under
Section 34.1 of the Tariff.

          (c) Each Transmission Customer receiving firm Point-to-Point Transmission Service shall be assigned Fixed Transmission Rights; provided, however, that a Transmission Customer may notify the Office of Interconnection that it does not wish to receive any FTRs or wishes to receive FTRs only for certain Point or Points of Receipt and Point or Points of Delivery, in which event no FTRs or such reduced amount of FTRs shall be issued to the Transmission Customer. The Fixed Transmission Right for each instance of Point-to-Point Transmission Service shall be a number of megawatts equal to the megawatts of firm service being provided between the receipt and delivery points as to which the Transmission Customer has firm Point-to-Point Transmission Service.

          (d) A Fixed Transmission Right, or the right to Transmission Congestion Credits attributable to a Fixed Transmission Right, may be sold or otherwise transferred by agreement, subject to compliance with such procedures as may be established by the Office of the Interconnection for verification of the rights of the purchaser or transferee.

          5.2.3     Target Allocation for Network Service Users.

          A target allocation of Transmission Congestion Credits for each Network Service User shall be determined for each of its Fixed Transmission Rights. Each Fixed Transmission Right shall be multiplied by the percent of the Network Service User's annual peak load assigned to each load bus multiplied by the difference calculated as the Network Service User's load bus Day-ahead Price minus the generation bus Day-ahead Price of the Network Resource associated with the Fixed Transmission Right. The total target allocation for each Fixed Transmission Right is the sum of the target allocations for each load bus. The total target allocation for each Network Service User for each hour is the sum of the total target allocations for each of the Network Service User's Fixed Transmission Rights.

Issued By:  Richard A. Drom                         Effective: December 24, 2000
            Vice President, General Counsel
Issued On:  November 9, 2000

PJM Interconnection, L.L.C.                               Original Sheet No. 111
First Revised Rate Schedule FERC No. 24

          5.2.4     Target Allocation for other Holders.

          A target allocation of Transmission Congestion Credits for each Transmission Customer or entity holding an FTR acquired by other means shall be determined for each Fixed Transmission Right. Each Fixed Transmission Right shall be multiplied by the Day-ahead Price differences for the receipt and delivery points associated with the Fixed Transmission Right, calculated as the Day-ahead Price at the delivery point(s) minus the Locational Marginal Price at the receipt point(s). The total target allocation for the Transmission Customer for each hour shall be the sum of the target allocations associated with all of the Transmission Customer's Fixed Transmission Rights.

          5.2.5     Calculation of Transmission Congestion Credits.

          (a) The total of all the target allocations determined as specified above shall be compared to the total Transmission Congestion Charges in each hour resulting from both the Day-ahead Energy Market and the Real-time Energy Market. If the total of the target allocations is less than the total of the Transmission Congestion Charges, the Transmission Congestion Credit for each Network Service User and Transmission Customer shall be equal to its target allocation. All remaining Transmission Congestion Charges shall be distributed as described below in Section 5.2.6 "Distribution of Excess Congestion Charges."

          (b) If the total of the target allocations is greater than the total Transmission Congestion Charges for the hour resulting from both the Day-ahead Energy Market and the Real-time Energy Market, each holder of Fixed Transmission Rights shall be assigned a share of the total Transmission Congestion Charges in proportion to its target allocations.

          5.2.6     Distribution of Excess Congestion Charges.

          (a) Excess Transmission Congestion Charges accumulated in a month shall be distributed to each holder of Fixed Transmission Rights in proportion to, but not more than, any deficiency in the share of Transmission Congestion Charges received by the holder during that month as compared to its total target allocations for the month.

          (b) After the excess Transmission Congestion Charge distribution described in Section 5.2.6(a) is performed, any excess Transmission Congestion Charges remaining at the end of a month shall be distributed to each holder of Fixed Transmission Rights in proportion to, but not more than, any deficiency in the share of Transmission Congestion Charges received by the holder during the current calendar year, including previously distributed excess Transmission Congestion Charges, as compared to its total target allocation for the calendar year.
          (c) Any excess Transmission Congestion Charges remaining at the end of a calendar year shall be distributed to Network Service Users and Transmission Customers purchasing Firm Point-to-Point Transmission Service in proportion to their Demand Charges for Network Service and their charges for Reserved Capacity for Firm Point-to-Point Transmission Service.

Issued By:   Richard A. Drom                        Effective: November 10, 2000
             Vice President, General Counsel
Issued On:   November 9, 2000

PJM Interconnection, L.L.C.                               Original Sheet No. 110
First Revised Rate Schedule FERC No. 24

     5.3  Unscheduled Transmission Service (Loop Flow).

          (a) When there are agreements between the Members (or the Office of the Interconnection on behalf of the Members) and others for compensation to be paid or received for unscheduled transmission service (loop flow) into or out of the PJM Control Area, the net compensation received shall be included in the total Transmission Congestion Charges that are distributed in accordance with
Section 5.2.

          (b) With respect to payments by the Office of the Interconnection to the New York Power Pool for the installation and operation of phase angle regulating facilities at Ramapo to control or limit unscheduled transmission service (loop flow), each Transmission Owner with revenue requirements under the PJM Tariff shall pay a share of the charges on a transmission revenue requirements ratio share basis.

          6.        "MUST-RUN" FOR RELIABILITY GENERATION

     6.1  Introduction.

     The following procedures shall apply to any generation resource subject to the dispatch of the Office of the Interconnection that (a) is a generation resource for which construction commenced before July 9, 1996, and (b) as a result of transmission constraints, the Office of the Interconnection determines, in the exercise of Good Utility Practice, must be run in order to maintain the reliability of service in the PJM Control Area. The provisions of this Schedule shall otherwise apply to the scheduling, dispatch, operation and accounting treatment of such resources, to the extent not inconsistent with the provisions of this Section 6.

     6.2  Identification of Facility Outages.

     Not later than one hour prior to the deadline specified in Section 1.10.1 of this Schedule, the Office of the Interconnection shall identify on the PJM Open Access Same-Time Information System any facility outage or other system condition which it has determined may give rise to a transmission constraint that may require, in order to maintain system reliability, the dispatch of one or more generation resources that otherwise would not be dispatched based on the merits of their offers to the PJM Interchange Energy Market.

     6.3  Dispatch for Local Reliability.

          6.3.1     Request and Dispatch.

          In addition to the dispatch of generation by the Office of the Interconnection to maintain reliability on transmission facilities directly monitored by it, a Member that owns or leases with rights equivalent to ownership Transmission Facilities as defined in this Agreement or the Transmission Owners Agreement and that operates a local control center in accordance with Section 11.3.3 of this Agreement or a Market Operations Center in accordance with Section 1.7.5 of this Schedule, may request the Office of the Interconnection to dispatch generation in order to maintain reliability on any such Transmission Facilities that are not then directly

Issued By:   Richard A. Drom                        Effective: November 10, 2000
             Vice President, General Counsel
Issued On:   November 9, 2000

PJM Interconnection, L.L.C.                              Original Sheet No. 113
First Revised Rate Schedule FERC No. 24

monitored by the Office of the Interconnection, subject to the rules and procedures in Section 6.3.2. The Office of the Interconnection shall dispatch generation to maintain reliability on such Transmission Facilities by incorporating the facilities in the State Estimator program described in Section
2.3 as set forth below, unless the Office of the Interconnection determines that such dispatch would adversely affect reliability in the PJM Control Area or would otherwise not be in accordance with Good Utility Practice.

          6.3.2     Designation of Facilities.

          The following rules and procedures shall apply to a Member request that the Office of the Interconnection dispatch generation on one or more Transmission Facilities that are not then directly monitored by the Office of the Interconnection.

     a) The Transmission Facilities that are the subject of the request must be among the facilities that comprise the Transmission System under the PJM Tariff;

     b) The Member shall provide modeling information for such Transmission Facilities and provide sufficient telemetry to the Office of the Interconnection such that power flows are observable by the State Estimator program described in Section 2.3; provided, however, that if an unreliable constrained condition exists and time does not permit such modeling and telemetry, the Member and the Office of the Interconnection may agree to use a representative surrogate for such Transmission Facilities in order to allocate the costs of the dispatch of generation using Locational Marginal Prices to maintain reliability on such Transmission Facilities, provided further that the Member shall expeditiously provide the modeling data and install the necessary facilities to incorporate the Transmission Facilities into the State Estimator program;

     c) The request shall constitute a request that such Transmission Facilities become and remain monitored by the Office of the Interconnection and subject to its dispatch control for a period of not less than ninety (90) days;

     d) The Member shall comply with all other operating procedures established by the Office of the Interconnection regarding dispatch for local reliability as set forth in the PJM Manuals.

     6.4  Price Caps.

          6.4.1     Applicability.

          (a) Except as specified below, if in the day-ahead schedule determined by the Office of the Interconnection in accordance with Sections 1.10.8(a) and (b) of this Schedule any generation resource may be dispatched out of economic merit order to maintain system reliability as a result of limits on transmission capability, the prices for energy offered by such resource shall be capped at the levels specified below. If the Office of the Interconnection is able to do so, such prices shall be capped only during each hour when the transmission limit affects the schedule of the affected resource, and otherwise shall be capped for the entire Operating Day. The energy prices as capped shall be used to determine any Locational Marginal Price affected by the price of such resource.


Issued By:   Richard A. Drom                      Effective: November 10, 2000
             Vice President, General Counsel
Issued On:   November 9, 2000

PJM Interconnection, L.L.C.                              Original Sheet No. 114
First Revised Rate Schedule FERC No. 24

          (b) The energy bid price offered by any generation resource requested to be dispatched in accordance with Section 6.3 of this Schedule shall be capped at the levels specified below. If the Office of the Interconnection is able to do so, such prices shall be capped only during each hour when the affected resource is so scheduled, and otherwise shall be capped for the entire Operating Day. The energy prices as capped shall be used to determine any Locational Marginal Price affected by the price of such resource.

          (c) Generation resources subject to a price cap shall be paid for energy at the applicable Locational Marginal Price.

          (d) Price caps shall not be applicable to generation resources used to relieve the Western, Central and Eastern reactive limits in the PJM Control Area. In addition, price caps shall not be applicable to generation resources used to relieve any other transmission limit as to which the FERC has authorized the use of market based rates.

          6.4.2     Level.

          The price cap shall be one of the amounts specified below, as specified in advance by the market Seller for the affected unit:

          (i) The weighted average Locational Marginal Price at the generation bus at which energy from the capped resource was delivered during a specified number of hours during which the resource was dispatched for energy in economic merit order, the specified number of hours to be determined by the Office of the Interconnection and to be a number of hours sufficient to result in a price cap that reflects reasonably contemporaneous competitive market conditions for that unit;

          (ii) The incremental operating cost of the generation resource as determined in accordance with Schedule 2 of this Agreement and the PJM Manuals, plus 10% of such costs; or

          (iii) An amount determined by agreement between the Office of the Interconnection and the Market Seller.

                   7.   FIXED TRANSMISSION RIGHTS AUCTIONS

     7.1  Auctions of Fixed Transmission Rights.

     Periodic auctions to allow Market Participants to acquire or sell Fixed Transmission Rights shall be conducted by the Office of the Interconnection in accordance with the provisions of this Section.


Issued By:   Richard A. Drom                      Effective: November 10, 2000
             Vice President, General Counsel
Issued On:   November 9, 2000

PJM Interconnection, L.L.C.                              Original Sheet No. 115
First Revised Rate Schedule FERC No. 24

          7.1.1     Auction Period and Scope of Auctions.

          The period covered by an auction shall be the one-month period next following the date that the auction is conducted. The Office of the Interconnection shall offer for sale in the auction any remaining Fixed Transmission Rights capability for the month after taking into account all of the Fixed Transmission Rights already outstanding at the time of the auction. In addition, any holder of a Fixed Transmission Right for the period covered by an auction may offer such Fixed Transmission Right for sale in such auction. Each monthly auction will consist of a separate auction for on-peak Fixed Transmission Rights and a separate auction for off-peak Fixed Transmission Rights. Market Participants may bid for and acquire any number of Fixed Transmission Rights, provided that all Fixed Transmission Rights awarded are simultaneously feasible with each other and with all Fixed Transmission Rights outstanding at the time of the auction and not sold into the auction.

          7.1.2     Frequency and Time of Auctions.

          Fixed Transmission Rights auctions shall be held monthly. The bid and offer period shall open at 12:00 midnight (Eastern Prevailing Time) on the fifteenth (15th) business day preceding the month for which Fixed Transmission Rights are being auctioned and shall close at 12:00 midnight (Eastern Prevailing
Time) on the tenth (10th) business day preceding the month for which Fixed Transmission Rights are being auctioned.

          7.1.3     Duration of Fixed Transmission Rights.

          Each Fixed Transmission Right acquired in a Fixed Transmission Rights auction shall entitle the holder to credits of Transmission Congestion Charges for the one-month period for which the Fixed Transmission Rights were auctioned.

     7.2  Fixed Transmission Rights Characteristics.

          7.2.1     Reconfiguration of Fixed Transmission Rights.

          Through an appropriate linear programming model, the Office of the Interconnection shall reconfigure the Fixed Transmission Rights offered or otherwise available for sale in any auction to maximize the value to the bidders of the Fixed Transmission Rights sold, provided that any Fixed Transmission Rights acquired at auction shall be simultaneously feasible in combination with those Fixed Transmission Rights outstanding at the time of the auction and not sold in the auction. The linear programming model shall, while respecting transmission constraints and the maximum MW quantities of the bids and offers, select the set of simultaneously feasible Fixed Transmission Rights with the highest net total auction value as determined by the bids of buyers and taking into account the reservation prices of the sellers.

          7.2.2     Specified Buses.

          Auction bids for Fixed Transmission Rights may specify any combination of receipt and delivery buses represented in the State Estimator model for which the Office of the Interconnection calculates and posts Locational Marginal Prices. Auction bids may specify receipt and delivery points from locations outside of the PJM Control Area to locations inside the PJM Control Area, from locations within the PJM Control Area to locations outside of the PJM Control Area, or to and from locations within the PJM Control Area.

Issued By:  Richard A. Drom                      Effective: November 10, 2000
            Vice President, General Counsel
Issued On:  November 9, 2000

PJM Interconnection, L.L.C.                              Original Sheet No. 116
First Revised Rate Schedule FERC No. 24

          7.2.3     Transmission Congestion Charges.

          Fixed Transmission Rights, whether acquired at auction or otherwise, shall entitle holders thereof to credits only for Transmission Congestion Charges, and shall not confer a right to credits for payments arising from or relating to transmission congestion made to any entity other than the Office of the Interconnection.

     7.3  Auction Procedures.

          7.3.1     Role of the Office of the Interconnection.

          Fixed Transmission Rights auctions shall be conducted by the Office of the Interconnection in accordance with standards and procedures set forth in the PJM Manuals, such standards and procedures to be consistent with the requirements of this Schedule.

          7.3.2     Notice of Offer.

          A holder of a Fixed Transmission Right wishing to offer the Fixed Transmission Right for sale shall notify the Office of the Interconnection of any Fixed Transmission Rights to be offered. Each Fixed Transmission Right sold in an auction shall, at the end of the period for which the Fixed Transmission Rights were auctioned, revert to the offering holder or the entity to which the offering holder has transferred such Fixed Transmission Right, subject to the term of the Fixed Transmission Right itself and to the right of such holder or transferee to offer the Fixed Transmission Right in the next or any subsequent auction during the term of the Fixed Transmission Right.

          7.3.3     Pending Applications for Firm Service.

          (a) Prior to the start of each auction bidding period, the Office of the Interconnection shall exert reasonable effort to complete its review of pending applications for Network Transmission Service and Firm Point-to-Point Transmission Service and to ascertain the corresponding Fixed Transmission Rights to be assigned to the entities receiving such service, subject to compliance with all applicable deadlines and other procedures by the applicant. Fixed Transmission Rights so assigned shall be included in the simultaneous feasibility test performed by the Office of the Interconnection for the auction.

          (b) Fixed Transmission Rights may be assigned to entities requesting Network Transmission Service or Firm Point-to-Point Transmission Service only if such Fixed Transmission Rights are simultaneously feasible with all outstanding Fixed Transmission Rights, including Fixed Transmission Rights effective for the then-current auction period. If an assignment of Fixed Transmission Rights pursuant to a pending application for Network Transmission Service or Firm Point-to-Point Transmission Service cannot be completed prior to an auction, Fixed Transmission Rights attributable to such transmission service shall not be assigned for the then-current auction period. If a Fixed Transmission Right cannot be assigned for this reason, the applicant may withdraw its application, or request that the Fixed Transmission Right be assigned effective with the start of the next auction period.

Issued By:   Richard A. Drom                      Effective: November 10, 2000
             Vice President, General Counsel
Issued On:   November 9, 2000

PJM Interconnection, L.L.C.                              Original Sheet No. 117
First Revised Rate Schedule FERC No. 24

          7.3.4     On-Peak and Off-Peak Periods.

          The Office of the Interconnection will conduct separate auctions simultaneously for on-peak and off-peak periods. On-Peak Fixed Transmission Rights shall cover the periods from 7:00 a.m. up to the hour ending at 11:00 p.m. on Mondays through Fridays, except holidays as defined in the PJM Manuals. Off-Peak Fixed Transmission Rights shall cover the periods from 11:00 p.m. up to the hour ending 7:00 a.m. on Mondays through Fridays and all hours on Saturdays, Sundays, and holidays as defined in the PJM Manuals. Each bid shall specify whether it is for an on-peak or off-peak period.

          7.3.5     Offers and Bids.

          (a) Offers to sell and bids to purchase Fixed Transmission Rights shall be submitted during the period set forth in Section 7.1.2, and shall be in the form specified by the Office of the Interconnection in accordance with the requirements set forth below.

          (b) Offers to sell shall identify the specific Fixed Transmission Right, by megawatt quantity and receipt and delivery points, offered for sale. An offer to sell a specified megawatt quantity of Fixed Transmission Rights shall constitute an offer to sell a quantity of Fixed Transmission Rights equal to or less than the specified quantity. An offer to sell may not specify a minimum quantity being offered. Each offer may specify a reservation price, below which the offeror does not wish to sell the Fixed Transmission Right. Offers submitted by entities holding rights to Fixed Transmission Rights acquired other than by assignment in connection with reservations of Network Transmission Service or Firm Point-to-Point Transmission Service shall be subject to such reasonable standards for the verification of the rights of the offeror as may be established by the Office of the Interconnection. Offers shall be subject to such reasonable standards for the creditworthiness of the offeror or for the posting of security for performance as the Office of the Interconnection shall establish.

          (c) Bids to purchase shall specify the megawatt quantity, price per megawatt, and receipt and delivery points of the Fixed Transmission Right that the bidder wishes to purchase. A bid to purchase a specified megawatt quantity of Fixed Transmission Rights shall constitute a bid to purchase a quantity of Fixed Transmission Rights equal to or less than the specified quantity. A bid to purchase may not specify a minimum quantity that the bidder wishes to purchase. A bid may specify as receipt or delivery points any bus for which the Office of the Interconnection calculates and posts Locational Marginal Prices in accordance with Section 2 of this Schedule and may include Fixed Transmission Rights for which the associated Transmission Congestion Credits may have negative values. Bids shall be subject to such reasonable standards for the creditworthiness of the bidder or for the posting of security for performance as the Office of the Interconnection shall establish.

          (d) Bids and offers shall be specified to the nearest tenth of a megawatt and shall be greater than zero.

Issued By:   Richard A. Drom                      Effective: November 10, 2000
             Vice President, General Counsel
Issued On:   November 9, 2000

PJM Interconnection, L.L.C.                              Original Sheet No. 118
First Revised Rate Schedule FERC No. 24

          7.3.6     Determination of Winning Bids and Clearing Price.

          (a) At the close of the bidding period each month, the Office of the Interconnection will create a base Fixed Transmission Rights power flow model that includes all outstanding Fixed Transmission Rights that have been approved and confirmed for any portion of the month for which the auction was conducted and that were not offered for sale in the auction. The base Fixed Transmission Rights model also will include estimated uncompensated parallel flows into each interface point of the PJM Control Area and estimated scheduled transmission outages.

          (b) In accordance with the requirements of Section 7.4 of this Schedule and subject to all applicable transmission constraints and reliability requirements, the Office of the Interconnection shall determine the simultaneous feasibility of all outstanding Fixed Transmission Rights not offered for sale in the auction and of all Fixed Transmission Rights that could be awarded in the auction for which bids were submitted. The winning bids shall be determined from an appropriate linear programming model that, while respecting transmission constraints and the maximum MW quantities of the bids and offers, selects the set of simultaneously feasible Fixed Transmission Rights with the highest net total auction value as determined by the bids of buyers and taking into account the reservation prices of the sellers. In the event that there are two or more identical bids for the selected Fixed Transmission Rights and there are insufficient Fixed Transmission Rights to accommodate all of the identical bids, then each such bidder will receive a pro rata share of the Fixed Transmission Rights that can be awarded.

          (c) Fixed Transmission Rights shall be sold at the market-clearing price for Fixed Transmission Rights between specified pairs of receipt and delivery points, as determined by the bid value of the marginal Fixed Transmission Right that could not be awarded because it would not be simultaneously feasible. The linear programming model shall determine the clearing prices of all Fixed Transmission Rights paths based on the bid value of the marginal Fixed Transmission Rights, which are those Fixed Transmission Rights with the highest bid values that could not be awarded fully because they were not simultaneously feasible, and based on the flow sensitivities of each Fixed Transmission Rights path relative to the marginal Fixed Transmission Rights paths flow sensitivities on the binding transmission constraints.

          7.3.7     Announcement of Winners and Prices.

          Within two (2) business days after the close of an auction, the Office of the Interconnection shall post the winning bidders, the megawatt quantity, and the receipt and delivery points for each Fixed Transmission Right awarded in the auction and the price at which each Fixed Transmission Right was awarded. Results of the on-peak auction and off-peak auction will be posted separately. The Office of the Interconnection shall not disclose the price specified in any bid to purchase or the reservation price specified in any offer to sell.

          7.3.8     Auction Settlements.

          All buyers and sellers of Fixed Transmission Rights between the same points of receipt and delivery shall pay or be paid the market-clearing price, as determined in the auction, for such Fixed Transmission Rights.


Issued By:   Richard A. Drom                      Effective: November 10, 2000
             Vice President, General Counsel
Issued On:   November 9, 2000

PJM Interconnection, L.L.C.                              Original Sheet No. 119
First Revised Rate Schedule FERC No. 24

          7.3.9     Allocation of Auction Revenues.

          All auction revenues, net of payments to entities selling Fixed Transmission Rights into the auction, shall be allocated among the Regional Transmission Owners in proportion to their respective transmission revenue requirements.

     7.4  Simultaneous Feasibility.

     The Office of the Interconnection shall make the simultaneous feasibility determinations specified herein using appropriate powerflow models of contingency-constrained dispatch. Such determinations shall take into account outages of both individual generation units and transmission facilities and shall be based on reasonable assumptions about the configuration and availability of transmission capability during the period covered by the auction that are not inconsistent with the determination of the deliverability of Capacity Resources under the Reliability Assurance Agreement. The goal of the simultaneous feasibility determination shall be to ensure that there are sufficient revenues from Transmission Congestion Charges to satisfy all Fixed Transmission Rights obligations for the auction period under expected conditions.

Issued By:   Richard A. Drom                      Effective: November 10, 2000
             Vice President, General Counsel
Issued On:   November 9, 2000

PJM Interconnection, L.L.C.                              Original Sheet No. 120
First Revised Rate Schedule FERC No. 24


                                  SCHEDULE 2
                                  ----------

                              COMPONENTS OF COST
                              ------------------

     (a) Each Market Participant obligated to sell operating capacity on the PJM Interchange Energy Market at cost-based rates shall include the following components or their equivalent in the determination of costs for operating capacity supplied to or from the Interconnection:

     (1)  Boilers
          -------
          Firing-up cost;
          No-load cost during period of operation;
          Peak-prepared-for maintenance cost;
          Incremental labor cost; and
          Other incremental operating costs.
     (2)  Machines
          --------
          Starting cost from cold to synchronized operation;
          No-load cost during period of operation;
          Incremental labor cost; and
          Other incremental operating costs.

     (b) Each Member obligated to sell energy on the PJM Interchange Energy Market at cost-based rates shall include the following components or their equivalent in the determination of costs for energy supplied to the
Interconnection:

          Incremental fuel cost;
          Incremental maintenance cost;
          Incremental labor cost; and
          Other incremental operating costs.

     (c) All fuel costs shall employ the marginal fuel price experienced by the Member.

     (d) The PJM Board, upon consideration of the advice and recommendations of the Members Committee, shall from time to time define in detail the method of determining the costs entering into the said components, and the Members shall adhere to such definitions in the preparation of incremental costs used on the Interconnection.


Issued By:   Richard A. Drom                      Effective: November 10, 2000
             Vice President, General Counsel
Issued On:   November 9, 2000

PJM Interconnection, L.L.C.                              Original Sheet No. 121
First Revised Rate Schedule FERC No. 24


                            SCHEDULE 2 -- EXHIBIT A
                            ----------    ---------
                 EXPLANATION OF THE TREATMENT OF THE COSTS OF
                 --------------------------------------------
                              EMISSION ALLOWANCES
                              -------------------

     The cost of emission allowances is included in "Other Incremental Operating Costs" pursuant to Schedule 2. The replacement cost of emission allowances will be used to recover the cost of emission allowances consumed as a result of producing energy for the Interconnection.

Index
-----

     Consistent with definitions promulgated by the PJM Board upon consideration of the advice and recommendations of the Members Committee under Schedule 2, each Member subject to Schedule 2 will determine and provide to the Interconnection its replacement cost of emission allowances, such cost to be an amount not exceeding the market price index published by Cantor-Fitzgerald Environmental Brokerage Services ("EBS"), or a PJM Board approved index in the event that EBS should cease publication of such index. As with all other components of cost required for accounting under this Agreement, each Member subject to Schedule 2 will use the same replacement cost of emissions allowances, so determined, as it uses for coordinating operation of its generating facilities hereunder.

     For each Member subject to Schedule 2, the cost of emissions allowances is included in the cost of energy supplied to or received from the Interconnection.

Payment
-------

     The Members subject to Schedule 2 waive the right of payment-in-kind for emission allowances for transactions wholly between the parties. Cash payments for emission allowances consumed in providing energy for the Interconnection shall be incorporated into and conducted pursuant to the billing procedures for energy prescribed by this Agreement.

Calculation of Emission Allowance Amount and Cost
-------------------------------------------------

     Pursuant to the letter from the PJM Interconnection to FERC dated June 26, 1995, the calculation of an annual average for the cost of emission allowances, described below, is required due to the profile of the PJM physical system and PJM Energy Management software system. Approximately five hundred and forty generating units comprise the PJM system, of which 9 units are Phase I units. Current real-time operational software and hardware tools used in the transaction of energy do not identify individual units, and therefore do not identify Phase I units. (The pool has contracted with a vendor to supply a new Energy Management System to be installed over the next several years.) It is currently not possible for system operators to provide actual individual unit emission allowance costs in real time transaction quotations.

     An average emission allowance cost based on a standard production cost study case will be used to calculate the average cost of emission allowances for each pool megawatt produced. This cost for the current year is less than 0.2 dollars per megawatt-hour.

     In summary, for the above-mentioned reasons, it is not practical nor cost effective to provide actual individual emission allowance costs in real-time transaction quotations. Therefore, the annual average method is proposed.

Issued By:   Richard A. Drom                      Effective: November 10, 2000
             Vice President, General Counsel
Issued On:   November 9, 2000

PJM Interconnection, L.L.C.                              Original Sheet No. 122
First Revised Rate Schedule FERC No. 24


     The Emission Allowances (Tons of SO\\2\\)associated with a transaction will be calculated by multiplying the magnitude of a transaction (MWhr) by an Emissions per MWHr Factor (Tons of SO\\2\\ per MWhr):

   Emission             Transaction       Emissions
   Allowances           =    Magnitude    x     per MWhr
   Used                                         Factor
   (Tons of S0\\2\\)         (MWhr)       (Tons of S0\\2\\ per MWhr)

     The Emissions per MWHr Factor will be calculated by dividing the forecast annual emissions from all Phase I units (Tons of S0\\2\\) by the Forecast Annual Total PJM Energy Production (MWhr):

          Emissions
          per MWhr   =    Forecast Annual Phase I Unit Emissions (Tons of
                          -----------------------------------------------
          S0\\2\\)
          --------
          Factor     Forecast Annual Total PJM Energy Production
          (MWhr)
          (Tons of S0\\2\\
          per MWhr)

     Likewise, the cost (Dollars) of the Emission Allowances for a transaction will be calculated by multiplying the transaction magnitude (MWhr) by a Charge per MWhr Factor (Dollars per MWHr).

Cost of Emission        Transaction              Charge
Allowances Used         =      Magnitude    x    per MWhr Factor
(Dollars)                      (MWhr)                  (Dollars per MWhr)


     The Charge per MWhr Factor will be calculated by multiplying, for each Member subject to Schedule 2, its Forecast Annual Emissions (Tons of S0\\2\\)by its respective Emissions Allowance Replacement Cost (Dollars per Ton of S0\\2\\) to yield each the forecasted annual cost of emissions (Dollars). Then, the total of forecasted annual cost of emissions for each Member subject to Schedule 2 is divided by the Forecast Annual Total PJM Energy Production (MWhr) to determine the Charge per MWHr Factor (Dollars per MWHr).

          Charge per
          MWhr Factor     =        (sum of) (A x B)   ,    where:
                                            -------
                 C
          A = Member's Forecasted Annual Emissions, (Tons of S0\\2\\)
          B = Emission Allowance Replacement Cost, (Dollars per Ton of SO\\2\\, per company)
          C = Forecast Annual PJM Energy Production, (MWhr)




Issued By:   Richard A. Drom                      Effective: November 10, 2000
             Vice President, General Counsel
Issued On:   November 9, 2000

PJM Interconnection, L.L.C.                              Original Sheet No. 123
First Revised Rate Schedule FERC No. 24


                                  SCHEDULE 3
                                  ----------

                      ALLOCATION OF THE COST AND EXPENSES
                      -----------------------------------
                     OF THE OFFICE OF THE INTERCONNECTION
                     ------------------------------------

     (a) Each group of Affiliates, each group of Related Parties, and each Member that is not in such a group shall pay an annual membership fee, the proceeds of which shall be used to defray the costs and expenses of the LLC, including the Office of the Interconnection. The amount of the annual fee as of the Effective Date shall be $5,000. The amount of the annual membership fee shall be adjusted from time to time by the PJM Board to keep pace with inflation.
     (b) All remaining costs of the operation of the LLC and the Office of the Interconnection and the expenses, including, without limitation, the costs of any insurance and any claims not covered by insurance, associated therewith as provided in this Agreement shall be costs of PJM Interconnection, L.L.C. Administrative Services and shall be recovered as set forth in Schedule 9 to the PJM Tariff. Such costs may include costs associated with debt service, including the costs of funding reserve accounts or meeting coverage or similar requirements that financing covenants may necessitate.

     (c) An entity accepted for membership in the LLC shall pay all costs and expenses associated with additions and modifications to its own metering, communication, computer, and other appropriate facilities and procedures needed to effect the inclusion of the entity in the operation of the Interconnection.

Issued By:   Richard A. Drom                      Effective: November 10, 2000
             Vice President, General Counsel
Issued On:   November 9, 2000

PJM Interconnection, L.L.C.                              Original Sheet No. 124
First Revised Rate Schedule FERC No. 24


                                   SCHEDULE 4
                                   ----------

            STANDARD FORM OF AGREEMENT TO BECOME A MEMBER OF THE LLC
            --------------------------------------------------------

     Any entity which wishes to become a Member of the LLC shall, pursuant to
Section 11.6 of this Agreement, tender to the President an application, upon the acceptance of which it shall execute a supplement to this Agreement in the following form:

                          Additional Member Agreement
                          ---------------------------

1. This Additional Member Agreement (the "Supplemental Agreement"), dated as of __________________, is entered into among _____________ and the President of the LLC acting on behalf of its Members.

2. _____________ has demonstrated that it meets all of the qualifications required of a Member to the Operating Agreement. If expansion of the PJM Control Area is required to integrate ____________________'s facilities, a copy of Attachment J from the PJM Tariff marked to show changes in Control Area boundaries is attached hereto. ____________________ agrees to pay for all required metering, telemetering and hardware and software appropriate for it to become a member.

3. ______________________ agrees to be bound by and accepts all the terms of the Operating Agreement as of the above date.

4. _________________________ hereby gives notice that the name and address of its initial representative to the Members Committee under the Operating Agreement shall be:

     __________________________________________________________________

5. The President of the LLC is authorized under the Operating Agreement to execute this Supplemental Agreement on behalf of the Members and to file it with regulatory authorities having jurisdiction.

6. The Operating Agreement is hereby amended to include ___________ as a Member of the LLC thereto, effective as of ___________________, _____.




Issued By:  Richard A. Drom                         Effective: November 10, 2000
            Vice President, General Counsel
Issued On:  November 9, 2000

PJM Interconnection, L.L.C.                              Original Sheet No. 125
First Revised Rate Schedule FERC No. 24


     IN WITNESS WHEREOF, _______________________ and the Members of the LLC have caused this Supplemental Agreement to be executed by their duly authorized representatives.

                          Members of the LLC

                          By:
                          Name:
                          Title:    President

                          By:
                          Name:
                          Title:


Issued By:  Richard A. Drom                         Effective: November 10, 2000
            Vice President, General Counsel
Issued On:  November 9, 2000

PJM Interconnection, L.L.C.                              Original Sheet No. 126
First Revised Rate Schedule FERC No. 24


                                  SCHEDULE  5
                                  -----------

                       PJM DISPUTE RESOLUTION PROCEDURES
                       ---------------------------------

                                1.   DEFINITIONS

     1.1  Alternate Dispute Resolution Committee.

     "Alternate Dispute Resolution Committee" shall mean the Committee established pursuant to Section 5 of this Schedule.

     1.2  MAAC Dispute Resolution Committee.

     "MAAC Dispute Resolution Committee" shall mean the committee established by the Mid-Atlantic Area Council to administer its industry-specific mechanism for resolving certain types of wholesale electricity disputes.

     1.3  Related PJM Agreements.

     "Related PJM Agreements" shall mean this Agreement, the Transmission Owners Agreement, and the Reliability Assurance Agreement.

                         2.   PURPOSES AND OBJECTIVES

     2.1  Common and Uniform Procedures.

     The PJM Dispute Resolution Procedures are intended to establish common and uniform procedures for resolving disputes arising under the Related PJM Agreements. To the extent any of the foregoing agreements or the PJM Tariff contain dispute resolution provisions expressly applicable to disputes arising thereunder, however, this Agreement shall not supplant such provisions, which shall apply according to their terms.

     2.2  Interpretation.

     To the extent permitted by applicable law, the PJM Dispute Resolution Procedures are to be interpreted to effectuate the objectives set forth in
Section 2.1. To the extent permitted by these PJM Dispute Resolution Procedures, the Alternate Dispute Resolution Committee shall coordinate with the MAAC Dispute Resolution Committee, where appropriate, in order to conserve administrative resources and to avoid duplication of dispute resolution staffing.




Issued By:  Richard A. Drom                         Effective: November 10, 2000
            Vice President, General Counsel
Issued On:  November 9, 2000

PJM Interconnection, L.L.C.                              Original Sheet No. 127
First Revised Rate Schedule FERC No. 24


                         3.   NEGOTIATION AND MEDIATION

     3.1  When Required.

     The parties to a dispute shall undertake good-faith negotiations to resolve any dispute as to a matter governed by one of the Related PJM Agreements. Each party to a dispute shall designate an executive with authority to resolve the matter in dispute to participate in such negotiations. Any dispute as to a matter governed by one of the Related PJM Agreements that has not been resolved through good-faith negotiation shall be subject to non-binding mediation prior to the initiation of arbitral, regulatory, judicial, or other dispute resolution proceedings as may be appropriate as provided by these PJM Dispute Resolution Procedures.

     3.2  Procedures.

          3.2.1   Initiation.

          If a dispute that is subject to the mediation procedures specified herein has not been resolved through good-faith negotiation, a party to the dispute shall notify the Alternate Dispute Resolution Committee in writing of the existence and nature of the dispute prior to commencing any other form of proceeding for resolution of the dispute. The Alternate Dispute Resolution Committee shall have ten calendar days from the date it first receives notification of the existence of a dispute from any of the parties to the dispute in which to distribute to the parties a list of mediators.

          3.2.2   Selection of Mediator.

          The Chair of the Alternate Dispute Resolution Committee shall distribute to the parties by facsimile or other electronic means a list containing the names of seven mediators with mediation experience, or with technical or business experience in the electric power industry, or both, as it shall deem appropriate to the dispute. The Chair of the Alternate Dispute Resolution Committee may draw from the lists of mediators maintained by the MAAC Dispute Resolution Committee, as the Chair shall deem appropriate. The persons on the proposed list of mediators shall have no official, financial, or personal conflict of interest with respect to the issues in controversy, unless the interest is fully disclosed in writing to all participants in the mediation process and all such participants waive in writing any objection to the interest. The parties shall alternate in striking names from the list with the last name on the list becoming the mediator. The determination of which party shall have the first strike off the list shall be determined by lot. The parties shall have ten calendar days to complete the mediator selection process, unless the time is extended by mutual agreement.

          3.2.3   Advisory Mediator.

          If the Alternate Dispute Resolution Committee deems it appropriate, it shall distribute two lists, one containing the names of seven mediators with mediation experience, and one containing the names of seven mediators with technical or business experience in the electric power industry. In connection with circulating the foregoing lists, the Alternate Dispute Resolution Committee shall specify one of the lists as containing the proposed mediators, and the other as a list of proposed advisors to assist the mediator in resolving the dispute. The parties shall then utilize the alternative strike procedure set forth above until one name remains on each list, with the last named persons serving as the mediator and advisor.


Issued By:  Richard A. Drom                         Effective: November 10, 2000
            Vice President, General Counsel
Issued On:  November 9, 2000

PJM Interconnection, L.L.C.                              Original Sheet No. 128
First Revised Rate Schedule FERC No. 24


          3.2.4     Mediation Process.

          The disputing parties shall attempt in good faith to resolve their dispute in accordance with procedures and a timetable established by the mediator. In furtherance of the mediation efforts, the mediator may:

          (a) Require the parties to meet for face-to-face discussions, with or without the mediator;

          (b) Act as an intermediary between the disputing parties;

          (c) Require the disputing parties to submit written statements of issues and positions;

          (d) If requested by the disputing parties at any time in the mediation process, provide a written recommendation on resolution of the dispute including, if requested, the assessment by the mediator of the merits of the principal positions being advanced by each of the disputing parties; and

          (e) Adopt, when appropriate, the Center for Public Resources Model ADR Procedures for the Meditation of Business Disputes (as revised from time to time) to the extent such Procedures are not inconsistent with any rule, standard, or procedure adopted by the Alternate Dispute Resolution Committee or with any provision of this Agreement.

          3.2.5     Mediator's Assessment.

          (a) If a resolution of the dispute is not reached by the thirtieth day after the appointment of the mediator or such later date as may be agreed to by the parties, if not previously requested to do so the mediator shall promptly provide the disputing parties with a written, confidential, non-binding recommendation on resolution of the dispute, including the assessment by the mediator of the merits of the principal positions being advanced by each of the disputing parties. The recommendation may incorporate or append, if and as the mediator may deem appropriate, any recommendations or any assessment of the positions of the parties by the advisor, if any. Upon request, the mediator shall provide any additional recommendations or assessments the mediator shall deem appropriate.

          (b) At a time and place specified by the mediator after delivery of the foregoing recommendation, the disputing parties shall meet in a good faith attempt to resolve the dispute in light of the recommendation of the mediator. Each disputing party shall be represented at the meeting by a person with authority to settle the dispute, along with such other persons as each disputing party shall deem appropriate. If the disputing parties are unable to resolve the dispute at or in connection with this meeting, then: (i) any disputing party may commence such arbitral, judicial, regulatory or other proceedings as may be appropriate as provided in the PJM Dispute Resolution Procedures; and (ii) the recommendation of the mediator, and any statements made by any party in the mediation process, shall have no further force or effect, and shall not be admissible for any purpose, in any subsequent arbitral, administrative, judicial, or other proceeding.



Issued By:  Richard A. Drom                         Effective: November 10, 2000
            Vice President, General Counsel
Issued On:  November 9, 2000

PJM Interconnection, L.L.C.                              Original Sheet No. 129
First Revised Rate Schedule FERC No. 24


     3.3  Costs.

     Except as specified in Section 4.13, the costs of the time, expenses, and other charges of the mediator and any advisor, and of the mediation process, shall be borne by the parties to the dispute, with each side in a mediated matter bearing one-half of such costs, and each party bearing its own costs and attorney's fees incurred in connection with the mediation.

                               4.   ARBITRATION

     4.1  When Required.

     Any dispute as to a matter: (i) governed by one of the Related PJM Agreements that has not been resolved through the mediation procedures specified herein, (ii) involving a claim that one or more of the parties owes or is owed a sum of money, and (iii) the amount in controversy is less than $1,000,000.00, shall be subject to binding arbitration in accordance with the procedures specified herein. If the parties so agree, any other disputes as to a matter governed by a Related PJM Agreement may be submitted to binding arbitration in accordance with the procedures specified herein.

     4.2  Binding Decision.

     Except as specified in Section 4.1, the resolution by arbitration of any dispute under this Agreement shall not be binding.

     4.3  Initiation.

     A party or parties to a dispute which is subject to the arbitration procedures specified herein shall send a written demand for arbitration to the Chair of the Alternate Dispute Resolution Committee with a copy to the other party or parties to the dispute. The demand for arbitration shall state each claim for which arbitration is being demanded, the relief being sought, a brief summary of the grounds for such relief and the basis for the claim, and shall identify all other parties to the dispute.

     4.4  Selection of Arbitrator(s).

     The parties to a dispute for which arbitration has been demanded may agree on any person to serve as a single arbitrator, or shall endeavor in good faith to agree on a single arbitrator from a list of arbitrators prepared for the dispute by the Alternate Dispute Resolution Committee and delivered to the parties by facsimile or other electronic means promptly after receipt by the Alternate Dispute Resolution Committee of a demand for arbitration. The Alternate Dispute Resolution Committee may draw from the lists of arbitrators maintained by the MAAC Dispute Resolution Committee, as the Alternate Dispute Resolution Committee deems appropriate. If the parties are unable to agree on a single arbitrator by the fourteenth day following delivery of the foregoing list of arbitrators or such other date as agreed to by the parties, then not later than the end of the seventh business day thereafter the party or parties demanding arbitration on the one hand, and the party or parties responding to the demand for arbitration on the other, shall each designate an arbitrator from a list for the dispute prepared by the Alternate Dispute Resolution Committee. The arbitrators so chosen shall then choose a third arbitrator.



Issued By:  Richard A. Drom                         Effective: November 10, 2000
            Vice President, General Counsel
Issued On:  November 9, 2000

PJM Interconnection, L.L.C.                              Original Sheet No. 130
First Revised Rate Schedule FERC No. 24


     4.5  Procedures.

     The Alternate Dispute Resolution Committee shall compile and make available to the arbitrator(s) and the parties standard procedures for the arbitration of disputes, which procedures (i) shall include provision, upon good cause shown, for intervention or other participation in the proceeding by any party whose interests may be affected by its outcome, (ii) shall conform to the requirements specified in these PJM Dispute Resolution Procedures, and (iii) may be modified or adopted for use in a particular proceeding as the arbitrator(s) deem appropriate. To the extent deemed appropriate by the Alternate Dispute Resolution Committee, the procedures adopted by the Alternate Dispute Resolution Committee shall be based on the American Arbitration Association Rules, to the extent such Rules are not inconsistent with any rule, standard or procedure adopted by the Alternate Dispute Resolution Committee, or with any provision of these PJM Dispute Resolution Procedures. Upon selection of the arbitrator(s), arbitration shall go forward in accordance with applicable procedures.

     4.6  Summary Disposition and Interim Measures.

          4.6.1   Lack of Good Faith Basis.

          The procedures for arbitration of a dispute shall provide a means for summary disposition of a demand for arbitration, or a response to a demand for arbitration, that in the reasoned opinion of the arbitrator(s) does not have a good faith basis in either law or fact. If the arbitrator(s) determine(s) that a demand for arbitration or response to a demand for arbitration does not have a good faith basis in either law or fact, the arbitrator(s) shall have discretion to award the costs of the time, expenses, and other charges of the arbitrator(s) to the prevailing party.

          4.6.2   Discovery Limits.

          The procedures for the arbitration of a dispute shall provide a means for summary disposition without discovery of facts if there is no dispute as to any material fact, or with such limited discovery as the arbitrator(s) shall determine is reasonably likely to lead to the prompt resolution of any disputed issue of material fact.

          4.6.3   Interim Decision.

          The procedures for the arbitration of a dispute shall permit any party to a dispute to request the arbitrator(s) to render a written interim decision requiring that any action or decision that is the subject of a dispute not be put into effect, or imposing such other interim measures as the arbitrator(s) deem necessary or appropriate, to preserve the rights and obligations secured by any of the Related PJM Agreements during the pendency of the arbitration proceeding. The parties shall be bound by such written decision pending the outcome of the arbitration proceeding.



Issued By:  Richard A. Drom                         Effective: November 10, 2000
            Vice President, General Counsel
Issued On:  November 9, 2000

PJM Interconnection, L.L.C.                              Original Sheet No. 131
First Revised Rate Schedule FERC No. 24



     4.7  Discovery of Facts.

          4.7.1   Discovery Procedures.

          The procedures for the arbitration of a dispute shall include adequate provision for the discovery of relevant facts, including the taking of testimony under oath, production of documents and other things, and inspection of land and tangible items. The nature and extent of such discovery shall be determined as provided herein and shall take into account (i) the complexity of the dispute,
(ii) the extent to which facts are disputed, and (iii) the amount in controversy. The forms and methods for taking such discovery shall be as described in the Federal Rules of Civil Procedure, except as modified by the procedures established by the Alternate Dispute Resolution Committee, the arbitrator(s) or agreement of the parties.

          4.7.2     Procedures Arbitrator.

          The sole arbitrator, or the arbitrator selected by the arbitrators chosen by the parties, as the case may be (such arbitrator being hereafter referred to as the "Procedures Arbitrator"), shall be responsible for establishing the timing, amount, and means of discovery, and for resolving discovery and other pre-hearing disagreement. If a dispute involves contested issues of fact, promptly after the selection of the arbitrator(s) the Procedures Arbitrator shall convene a meeting of the parties for the purpose of establishing a schedule and plan of discovery and other pre-hearing actions.

     4.8  Evidentiary Hearing.

     The procedures for the arbitration of a dispute shall provide for an evidentiary hearing, with provision for the cross-examination of witnesses, unless all parties consent to the resolution of the matter on the basis of a written record. The forms and methods for taking evidence shall be as described in the Federal Rules of Evidence, except as modified by the procedures established by the Alternate Dispute Resolution Committee, the arbitrator(s) or agreement of the parties. The arbitrator(s) may require such written or other submissions from the parties as shall be deemed appropriate, including submission of the direct testimony of witnesses in written form. The arbitrator(s) may exclude any evidence that is irrelevant, immaterial, unduly repetitious or prejudicial, or privileged. Any party or parties may arrange for the preparation of a record of the hearing, and shall pay the costs thereof. Such party or parties shall have no obligation to provide or agree to the provision of a copy of the record of the hearing to any party that does not pay an equal share of the cost of the record. At the request of any party, the arbitrator(s) shall determine a fair and equitable allocation of the costs of the preparation of a record between or among the parties to the proceeding willing to share such costs.



Issued By:  Richard A. Drom                         Effective: November 10, 2000
            Vice President, General Counsel
Issued On:  November 9, 2000

PJM Interconnection, L.L.C.                              Original Sheet No. 132
First Revised Rate Schedule FERC No. 24


     4.9  Confidentiality.

          4.9.1   Designation.

          Any document or other information obtained in the course of an arbitral proceeding and not otherwise available to the receiving party, including any such information contained in documents or other means of recording information created during the course of the proceeding, may be designated "Confidential" by the producing party. The party producing documents or other information marked "Confidential" shall have twenty days from the production of such material to submit a request to the Procedures Arbitrator to establish such requirements for the protection of such documents or other information designated as "Confidential" as may be reasonable and necessary to protect the confidentiality and commercial value of such information and the rights of the parties, which requirements shall be binding on all parties to the dispute. Prior to the decision of the Procedures Arbitrator on a request for confidential treatment, documents or other information designated as "Confidential" shall not be used by the receiving party or parties, or the arbitrator(s), or anyone working for or on behalf of any of the foregoing, for any purpose other than the arbitration proceeding, and shall not be disclosed in any form to any person not involved in the arbitration proceeding without the prior written consent of the party producing the information or as permitted by the Procedures Arbitrator.

          4.9.2   Compulsory Disclosure.

          Any party receiving a request or demand for disclosure, whether by compulsory process, discovery request, or otherwise, of documents or information obtained in the course of an arbitration proceeding that have been designated "Confidential" and that are subject to a non-disclosure requirement under these PJM Dispute Resolution Procedures or a decision of the Procedures Arbitrator, shall immediately inform the party from which the information was obtained, and shall take all reasonable steps, short of incurring sanctions or other penalties, to afford the person or entity from which the information was obtained an opportunity to protect the information from disclosure. Any party disclosing information in violation of these PJM Dispute Resolution Procedures or requirements established by the Procedures Arbitrator shall thereby waive any right to introduce or otherwise use such information in any judicial, regulatory, or other legal or dispute resolution proceeding, including the proceeding in which the information was obtained.

          4.9.3   Public Information.

          Nothing in the Related PJM Agreements shall preclude the use of documents or information properly obtained outside of an arbitral proceeding, or otherwise public, for any legitimate purpose, notwithstanding that the information was also obtained in the course of the arbitral proceeding.



Issued By:  Richard A. Drom                         Effective: November 10, 2000
            Vice President, General Counsel
Issued On:  November 9, 2000

PJM Interconnection, L.L.C.                              Original Sheet No. 133
First Revised Rate Schedule FERC No. 24


     4.10  Timetable.

     Promptly after the selection of the arbitrator(s), the arbitrator(s) shall set a date for the issuance of the arbitral decision, which shall be not later than eight months (or such earlier date as may be agreed to by the parties to the dispute) from the date of the selection of the arbitrator(s), with other dates, including the dates for an evidentiary hearing or other final submissions of evidence, set in light of this date. The date for the evidentiary hearing or other final submission of evidence shall not be changed absent extraordinary circumstances. The arbitrator(s) shall have the power to impose sanctions, including dismissal of the proceeding for dilatory tactics or undue delay in completing the arbitral proceedings.

     4.11  Advisory Interpretations.

     Except as to matters subject to decision in the arbitration proceeding, the arbitrator(s) may request as may be appropriate from any committee or subcommittee established under a Related PJM Agreement or by the Office of the Interconnection, an interpretation of any Related PJM Agreements, or of any standard, requirement, procedure, tariff, Schedule, principle, plan or other criterion or policy established by any committee or subcommittee. Except to the extent that the Office of the Interconnection is itself a party to a dispute, the arbitrator(s) may request the advice of the Office of the Interconnection with respect to any matter relating to a responsibility of the Office of the Interconnection under the Agreement or with respect to any of the Related PJM Agreements, or to the PJM Manuals. Any such interpretation or advice shall not relieve the arbitrator(s) of responsibility for resolving the dispute or deciding the arbitration proceeding in accordance with the standards specified herein.

     4.12  Decisions.

     The arbitrator(s) shall issue a written decision, including findings of fact and the legal basis for the decision. The arbitral decision shall be based on (i) the evidence in the record, (ii) the terms of the Related PJM Agreements, as applicable, (iii) applicable United States federal and state law, including the Federal Power Act and any applicable FERC regulations and decisions, and international treaties or agreements as applicable, and (iv) relevant decisions in previous arbitration proceedings. The arbitrator(s) shall have no authority to revise or alter any provision of the Related PJM Agreements. Any arbitral decision issued pursuant to these PJM Dispute Resolution Procedures that affects matters subject to the jurisdiction of FERC under Section 205 of the Federal Power Act shall be filed with FERC.

     4.13  Costs.

     Unless the arbitrator(s) shall decide otherwise, the costs of the time, expenses, and other charges of the arbitrator(s) shall be borne by the parties to the dispute, with each side on an arbitrated issue bearing its pro-rata share of such costs, and each party to an arbitral proceeding shall bear its own costs and fees. The arbitrator(s) may award all or a portion of the costs of the time, expenses, and other charges of the arbitrator(s), the costs of arbitration, attorney's fees, and the costs of mediation, if any, to any party that substantially prevails on an issue determined by the arbitrator(s) to have been raised without a substantial basis.



Issued By:  Richard A. Drom                         Effective: November 10, 2000
            Vice President, General Counsel
Issued On:  November 9, 2000

PJM Interconnection, L.L.C.                              Original Sheet No. 134
First Revised Rate Schedule FERC No. 24


     4.14  Enforcement.

     If the decision of the arbitrator(s) is binding, the judgment may be entered on such arbitral award by any court having jurisdiction thereof; provided, however, that within one year of the issuance of the arbitral decision any party affected thereby may request FERC or any other federal, state, regulatory or judicial authority having jurisdiction to vacate, modify, or take such other action as may be appropriate with respect to any arbitral decision that is based upon an error of law, or is contrary to the statutes, rules, or regulations administered or applied by such authority. Any party making or responding to, or intervening in proceedings resulting from, any such request, shall request the authority to adopt the resolution, if not clearly erroneous, of any issue of fact expressly or necessarily decided in the arbitral proceeding, whether or not the party participated in the arbitral proceeding.

              5.   ALTERNATE DISPUTE RESOLUTION COMMITTEE

     5.1   Membership.

           5.1.1  Representatives.

           The Alternate Dispute Resolution Committee shall be composed of two representatives selected by each of the following: (i) the Office of the Interconnection; (ii) the Members Committee; (iii) the parties to the Reliability Assurance Agreement; and (iv) the parties to the Transmission Owners Agreement.

           5.1.2  Term.
           Representatives on the Alternate Dispute Resolution Committee shall serve for terms of three years and may serve additional terms.

     5.2   Voting Requirements.

     Approval or adoption of measures by the Alternate Dispute Resolution Committee shall require two-thirds of the votes of the representatives present and voting. Two-thirds of the representatives on the Alternate Dispute Resolution Committee shall constitute a quorum for the conduct of business.

     5.3   Officers.

     At the first meeting of the Alternate Dispute Resolution Committee, the representatives to the Alternate Dispute Resolution Committee shall choose a Chair and Vice Chair from among the representatives on the Committee. The Chair of the Alternate Dispute Resolution Committee shall preside at meetings of the Committee, and shall have the power to call meetings of the Committee and to exercise such other powers as are specified in this Agreement or are authorized by the Alternate Dispute Resolution Committee. The Vice Chair shall preside at meetings of the Alternate Dispute Resolution Committee in the absence of the Chair, and shall exercise such other powers as are delegated by the Chair.



Issued By:  Richard A. Drom                         Effective: November 10, 2000
            Vice President, General Counsel
Issued On:  November 9, 2000

PJM Interconnection, L.L.C.                              Original Sheet No. 135
First Revised Rate Schedule FERC No. 24


     5.4  Meetings.

     The Alternate Dispute Resolution Committee shall meet at such times and places as determined by the Committee, or at the call of the Chair. The Chair shall call a meeting of the Alternate Dispute Resolution Committee upon the request of two or more representatives on the Alternate Dispute Resolution Committee.

     5.5  Responsibilities.

     The duties of the Alternate Dispute Resolution Committee include but are not limited to the following:

          i) Maintain a list of persons qualified by temperament and experience, and with technical or legal expertise in matters likely to be the subject of disputes, to serve as mediators or arbitrators under these PJM Dispute Resolution Procedures;

          ii) Determine the rates and other costs and charges that shall be paid to mediators, advisors and arbitrators for or in connection with their services;

         iii) Determine whether mediation is not warranted in a particular dispute;

          iv) Provide to disputing parties lists of mediators, advisors or arbitrators to resolve particular disputes;

           v) Compile and make available to parties to disputes, arbitrators, and other interested persons suggested procedures for the arbitration of disputes in accordance with Section 4.5;

          vi) Maintain and make available to parties to disputes, mediators, advisors, arbitrators, and other interested persons the written decisions required by Section 4.12;

         vii) Establish such procedures and schedules, in addition to those specified herein, as it shall deem appropriate to further the prompt, efficient, fair and equitable resolution of disputes; and

         viii) Provide such oversight and supervision of the dispute resolution processes and procedures instituted pursuant to the Related PJM Agreements as may be appropriate to facilitate the prompt, efficient, fair and equitable resolution of disputes.


Issued By:  Richard A. Drom                        Effective: November 10, 2000
            Vice President, General Counsel
Issued On:  November 9, 2000

PJM Interconnection, L.L.C.                              Original Sheet No. 136
First Revised Rate Schedule FERC No. 24


                                  SCHEDULE 6
                                  ----------

               REGIONAL TRANSMISSION EXPANSION PLANNING PROTOCOL
               -------------------------------------------------

            1.   REGIONAL TRANSMISSION EXPANSION PLANNING PROTOCOL

     1.1  Purpose and Objectives.

          This Regional Transmission Expansion Planning Protocol shall govern the process by which the Members shall rely upon the Office of the Interconnection to prepare a plan for the enhancement and expansion of the Transmission Facilities in order to meet the demands for firm transmission service in the PJM Control Area. The Regional Transmission Expansion Plan to be developed shall enable the transmission needs in the PJM Control Area to be met on a reliable, economic and environmentally acceptable basis.

     1.2  Conformity with NERC and MAAC Criteria.

     (a) NERC establishes Planning Principles and Guides to promote the reliability and adequacy of the North American bulk power supply as related to the operation and planning of electric systems.

     (b) MAAC is responsible for ensuring the adequacy, reliability and security of the bulk electric supply systems in the MAAC region through coordinated operations and planning of generation and transmission facilities. Toward that end, it has adopted the NERC Planning Principles and Guides and has established detailed Reliability Principles and Standards for Planning the Bulk Electric Supply System of the MAAC Group .

     (c) The Regional Transmission Expansion Plan shall conform with the applicable reliability principles, guidelines and standards of NERC and MAAC in accordance with the procedures detailed in the PJM Manuals.

     1.3  Establishment of Committees.

     (a) The Regional Transmission Owners shall supply representatives to the Planning Committee to provide the data, information, and analysis support necessary to perform studies as required. As used herein, "Regional Transmission Owner" shall be defined as it is in the PJM Open Access Transmission Tariff ("PJM Tariff").

     (b) The Transmission Expansion Advisory Committee established by the Office of the Interconnection will provide input to the development of the Regional Transmission Expansion Plan. The Transmission Expansion Advisory Committee will invite participation by: (i) all Transmission Customers, as that term is defined in the PJM Tariff, and applicants for transmission service; (ii) any other entity proposing to provide Transmission Facilities to be integrated into the PJM Control Area; (iii) all Members; (iv) the agencies and offices of consumer advocates of the States in the PJM Control Area exercising regulatory authority over the rates, terms or conditions of electric service or the planning, siting, construction or operation of electric facilities and (v) any other interested entities or persons.



Issued By:  Richard A. Drom                        Effective: November 10, 2000
            Vice President, General Counsel
Issued On:  November 9, 2000

PJM Interconnection, L.L.C.                              Original Sheet No. 137
First Revised Rate Schedule FERC No. 24


     1.4  Contents of the Regional Transmission Expansion Plan.

     (a) The Office of the Interconnection shall prepare the Regional Transmission Expansion Plan, which shall consolidate the transmission needs of the region into a single plan which is assessed on the basis of maintaining the PJM Control Area's reliability in an economic and environmentally acceptable manner.

     (b) The Regional Transmission Expansion Plan shall reflect transmission enhancements and expansions, load and capacity forecasts and generation additions and retirements for the ensuing ten years.

     (c) The Regional Transmission Expansion Plan shall, as a minimum, include a designation of the Regional Transmission Owner or Owners or other entity that will own a transmission facility and how all reasonably incurred costs are to be recovered.

     (d) The Regional Transmission Expansion Plan shall (i) avoid unnecessary duplication of facilities; (ii) avoid the imposition of unreasonable costs on any Regional Transmission Owner or any user of Transmission Facilities; (iii) take into account the legal and contractual rights and obligations of the Regional Transmission Owners; (iv) provide, if appropriate, alternative means for meeting transmission needs in the PJM Control Area; and (v) provide for coordination with existing transmission systems and with appropriate interregional and local expansion plans.

     1.5  Procedure for Development of the Regional Transmission Expansion Plan.

          1.5.1  Commencement of the Process.

          (a) The Office of the Interconnection shall initiate the enhancement and expansion study process if (i) required as a result of a need for transfer capability identified by the Office of the Interconnection in its evaluation of requests for firm transmission service with a term of one year or more or as a result of the Office of the Interconnection's on-going evaluation of transmission system adequacy and performance; (ii) identified as a result of the MAAC reliability assessment or more stringent local reliability criteria, if any; (iii) constraints or available transfer capability shortage are identified by the Office of the Interconnection as a result of generation additions or retirements, evaluation of load forecasts or proposals for the addition of Transmission Facilities in the PJM Control Area; or (iv) expansion of the transmission system is proposed by the Regional Transmission Owners or others.

          (b) The Office of the Interconnection shall notify the Transmission Expansion Advisory Committee of the commencement of an enhancement and expansion study. The Transmission Expansion Advisory Committee shall notify the Office of the Interconnection in writing of any additional transmission considerations to be included.

          1.5.2  Development of Scope, Assumptions and Procedures.

          Once the need for an enhancement and expansion study has been established, the Office of the Interconnection shall consult with the Transmission Expansion Advisory Committee to prepare the study's scope, assumptions and procedures.


Issued By:  Richard A. Drom                        Effective: November 10, 2000
            Vice President, General Counsel
Issued On:  November 9, 2000

PJM Interconnection, L.L.C.                              Original Sheet No. 138
First Revised Rate Schedule FERC No. 24


          1.5.3  Scope of Studies.

          In general, enhancement and expansion studies shall include:

          (a) An identification of existing and projected electric system limitations, with accompanying simulations to identify the costs of controlling those limitations. Potential enhancements and expansions will be proposed to mitigate limitations controlled by non-economic means.

          (b) Evaluation and analysis of potential enhancements and expansions, including alternatives thereto, needed to mitigate such limitations.

          (c) Engineering studies needed to determine the effectiveness and compliance (with reliability criteria) of recommended enhancements and expansions.

          1.5.4  Supply of Data.

          (a) The Regional Transmission Owners shall provide to the Office of the Interconnection on an annual basis a 10-year forecast of summer and winter load and resources expected to be served by, or use, their Transmission Facilities. The forecast shall include to the extent known or reasonably capable of forecast: (i) a description of the total load to be served from each substation; (ii) the amount of any interruptible loads included in the total load (including conditions under which an interruption can be implemented and any limitations on the duration and frequency of interruptions); and (iii) a description of all generation resources to be located in the geographic region encompassed by the Regional Transmission Owner's transmission facilities, including unit sizes, VAR capability, operating restrictions, and any must-run unit designations required for system reliability or contract reasons. The data required under this section shall be provided in the form and manner specified by the Office of the Interconnection.

          (b) In addition to the foregoing, the Regional Transmission Owners, those entities requesting transmission service and any other entities proposing to provide Transmission Facilities to be integrated into the PJM Control Area shall supply any other information and data reasonably required by the Office of the Interconnection to perform the enhancement and expansion study.

          1.5.5  Coordination of the Regional Transmission Expansion Plan.

          (a) The Regional Transmission Expansion Plan shall be developed in coordination with the transmission systems of the surrounding regional reliability councils and with the local transmission providers.

          (b) The Regional Transmission Expansion Plan shall be developed by the Office of the Interconnection in consultation with the Transmission Expansion Advisory Committee during the enhancement and expansion study process.



Issued By:  Richard A. Drom                        Effective: November 10, 2000
            Vice President, General Counsel
Issued On:  November 9, 2000

PJM Interconnection, L.L.C.                              Original Sheet No. 139
First Revised Rate Schedule FERC No. 24

          1.5.6 Development of the Recommended Regional Transmission Expansion Plan.

          (a) Upon completion of its studies and analysis, the Office of the Interconnection shall prepare a recommended enhancement and expansion plan for review by the Transmission Expansion Advisory Committee. The recommended plan shall include recommendations for cost responsibility, except for directly assigned costs, for any enhancement or expansion, based on the planning analysis and other input from participants, including any indications of a willingness to bear cost responsibility for an enhancement or expansion.

          (b) For the purposes of Section 1.5.6(a), any allocation of costs to all of the Regional Transmission Owners shall be proportional to the load within the Zones. Load shall be measured consistent with the loads utilized to develop the rates included in Attachment H to the PJM Tariff.

          (c) Any Regional Transmission Owner and other participants on the Transmission Expansion Advisory Committee may offer an alternative.

          (d) If the Office of the Interconnection adopts the alternative, based upon its review of the relative costs and benefits, the ability of the alternative to supply the required level of transmission service, and its impact on the reliability of the Transmission Facilities, the Office of the Interconnection shall make any necessary changes to the recommended plan.

          (e) If, based upon its review of the relative costs and benefits, the ability of the alternative to supply the required level of transmission service, and the alternative's impact on the reliability of the Transmission Facilities, the Office of the Interconnection does not adopt such alternative, the Regional Transmission Owner or Owners whose alternative or alternatives have not been accepted or to whom cost responsibility has been assigned and other participants on the Transmission Expansion Advisory Committee may require that its or their alternative(s) be submitted to Alternative Dispute Resolution.

     1.6  Approval of the Final Regional Transmission Expansion Plan.

     (a) The PJM Board shall approve the final Regional Transmission Expansion Plan, including any alternatives therein, in accordance with the requirements of this Section 1.6.

     (b) If the facilities to be provided in the Regional Transmission Expansion Plan are acceptable, but the Regional Transmission Owners and other entities who have indicated a willingness to bear some or all of the cost responsibility cannot unanimously agree on the allocation of the costs of enhancements or expansions, the cost responsibility shall be allocated (a) to those entities who have indicated a willingness to bear some or all of the cost of responsibility, and (b) among the Regional Transmission Owners in accordance with the following guidelines:

          i) All of the costs of Transmission Facilities (other than transformers) with a nominal operating voltage of 500 kV or higher shall be allocated to all of the Regional Transmission Owners;



Issued By:  Richard A. Drom                        Effective: November 10, 2000
            Vice President, General Counsel
Issued On:  November 9, 2000

PJM Interconnection, L.L.C.                              Original Sheet No. 140
First Revised Rate Schedule FERC No. 24

          ii) One-half of the costs of Transmission Facilities (other than transformers) with a nominal operating voltage of 230 kV or 345 kV shall be allocated to all Regional Transmission Owners and one-half of the costs of such facilities shall be allocated to the Regional Transmission Owners in whose Zone, as that term is defined in the PJM Tariff, the enhancement or expansion is to be located;

          iii) All of the costs of Transmission Facilities (other than transformers) with a nominal operating voltage below 230 kV shall be allocated to the Regional Transmission Owner or Owners in whose Zone the enhancement or expansion is located; and

          iv) One-half of the costs of transformers shall be allocated in accordance with the methodology specified in (a), (b), or (c) above, based upon the voltage at the high side of the transformer and one-half of the costs shall be allocated in accordance with the methodology specified in (a), (b), and (c) above based upon the voltage at the low side of the transformer, unless the low side of the transformer is less than 100 kV, in which case all of the costs of the transformer shall be allocated to the Regional Transmission Owner or Owners in whose Zone the transformer is located.

     If a Regional Transmission Expansion Plan is not approved, or if the transmission service requested by any entity is not included in an approved Regional Transmission Expansion Plan, nothing herein shall limit in any way the right of any entity to seek relief pursuant to the provisions of Section 211 of the Federal Power Act.

     (d) Following PJM Board approval, the final Regional Transmission Expansion Plan shall be submitted to MAAC for verification that all enhancements or expansions conform to all MAAC Reliability Principles and Standards.

     1.7  Obligation to Build.

     (a) Subject to the requirements of applicable law, government regulations and approvals, including, without limitation, requirements to obtain any necessary state or local siting, construction and operating permits, to the availability of required financing, to the ability to acquire necessary right-of-way, and to the right to recover, pursuant to appropriate financial arrangements and tariffs or contracts, all reasonably incurred costs, plus a reasonable return on investment, Regional Transmission Owners designated as the appropriate entities to construct and own or finance enhancements or expansions specified in the Regional Transmission Expansion Plan shall construct and own or finance such facilities or enter into appropriate contracts to fulfill such obligations.

     (b) Nothing herein shall prohibit any Regional Transmission Owner from seeking to recover the cost of enhancements or expansions on an incremental cost basis or from seeking approval of such rate treatment from any regulatory agency with jurisdiction over such rates.



Issued By:  Richard A. Drom                        Effective: November 10, 2000
            Vice President, General Counsel
Issued On:  November 9, 2000

PJM Interconnection, L.L.C.                              Original Sheet No. 141
First Revised Rate Schedule FERC No. 24


     1.8  Relationship to the PJM Control Area Open Access Transmission PJM
          Tariff.

     Nothing herein shall modify the rights and obligations of an Eligible Customer or a Transmission Customer, as those terms are defined in the PJM Tariff, with respect to required studies and completion of necessary enhancements or expansions. An Eligible Customer or Transmission Customer electing to follow the procedures in the PJM Tariff instead of the procedures provided herein, shall also be responsible for the related costs. The enhancement and expansion study process under this Protocol shall be funded as a part of the operating budget of the Office of the Interconnection.



Issued By:  Richard A. Drom                        Effective: November 10, 2000
            Vice President, General Counsel
Issued On:  November 9, 2000

PJM Interconnection, L.L.C.                              Original Sheet No. 142
First Revised Rate Schedule FERC No. 24


                                  SCHEDULE 7
                                  ----------

                 UNDERFREQUENCY RELAY OBLIGATIONS AND CHARGES
                 --------------------------------------------

                     1.   UNDERFREQUENCY RELAY OBLIGATION

     1.1  Application.

     The obligations of this Schedule apply to each Member that is an Electric Distributor, whether or not that Member participates in the Electric Distributor sector on the Members Committee or meets the eligibility requirements for any other sector of the Members Committee.

     1.2  Obligations.

     Each Electric Distributor shall install or contractually arrange for underfrequency relays to interrupt at least 30 percent of its peak load with 10 percent of the load interrupted at each of three frequency levels: 59.3 Hz, 58.9 Hz and 58.5 Hz. Upon the request of the Reliability Committee, each Electric Distributor shall document that it has complied with the requirement for underfrequency load shedding relays.

                       2.   UNDERFREQUENCY RELAY CHARGES

     If an Electric Distributor is determined to not have the required underfrequency relays, it shall pay an underfrequency relay charge of:

          Charge = D x R x 365

               where

          D = the amount, in megawatts, the Electric Distributor is deficient;
              and

          R = the daily rate per megawatt, which shall be based on the annual carrying charges for a new combustion turbine generator, installed and connected to the transmission system, which daily deficiency rate as of the Effective Date shall be $58.400/per kilowatt-year or $160 per megawatt-day.




Issued By:  Richard A. Drom                        Effective: November 10, 2000
            Vice President, General Counsel
Issued On:  November 9, 2000

PJM Interconnection, L.L.C.                              Original Sheet No. 143
First Revised Rate Schedule FERC No. 24


               3.   DISTRIBUTION OF UNDERFREQUENCY RELAY CHARGES

     3.1  Share of Charges.

     Each Electric Distributor that has complied with the requirements for underfrequency relays imposed by this Agreement during a Planning Period, without incurring an underfrequency relay charge, shall share in any underfrequency relay charges paid by any other Electric Distributor that has failed to satisfy said obligation during such Planning Period. Such shares shall be in proportion to the number of megawatts of a Electric Distributor's load in the most recently completed month at the time of the peak for the PJM Control Area during that month rounded to the next higher whole megawatt, as established initially on the Effective Date and as updated at the beginning of each month thereafter.

     3.2  Allocation by the Office of the Interconnection.

     In the event all of the Electric Distributors have incurred underfrequency relay charges during a Planning Period, the underfrequency relay charges shall be distributed among the Electric Distributors on an equitable basis as determined by the Office of the Interconnection.



Issued By:  Richard A. Drom                        Effective: November 10, 2000
            Vice President, General Counsel
Issued On:  November 9, 2000

PJM Interconnection, L.L.C.                              Original Sheet No. 144
First Revised Rate Schedule FERC No. 24


                                  SCHEDULE 8
                                  ----------

                  DELEGATION OF RELIABILITY RESPONSIBILITIES
                  ------------------------------------------

                                1.   DELEGATION

     The following responsibilities shall be delegated to the Office of the Interconnection by the parties to the Reliability Assurance Agreement.

                                2.   NEW PARTIES

     With regard to the addition, withdrawal or removal of a party to the Reliability Assurance Agreement, the Office of the Interconnection shall:

     (a) Receive and evaluate the information submitted by entities that plan to serve loads within the PJM Control Area, including entities whose participation in the Agreement will expand the boundaries of the PJM Control Area, such evaluation to be conducted in accordance with the requirements of the Reliability Assurance Agreement; and

     (b) Evaluate the effects of the withdrawal or removal of a party from the Reliability Assurance Agreement.

            3.   IMPLEMENTATION OF RELIABILITY ASSURANCE AGREEMENT

     With regard to the implementation of the provisions of the Reliability Assurance Agreement, the Office of the Interconnection shall:

     (a) Receive all required data and forecasts from the parties to the Reliability Assurance Agreement and other owners of Capacity Resources;

     (b) Perform all calculations and analyses necessary to determine the Forecast Pool Requirement and the capacity obligations imposed under the Reliability Assurance Agreement, including periodic reviews of the capacity benefit margin for consistency with the Reliability Principles and Standards, as the foregoing terms are defined in the Reliability Assurance Agreement;

     (c) Monitor the compliance of each party to the Reliability Assurance Agreement with its obligations under the Reliability Assurance Agreement;

     (d) Keep cost records, and bill and collect any costs or charges due from the parties to the Reliability Assurance Agreement and distribute those charges in accordance with the terms of the Reliability Assurance Agreement;

     (e) Assist with the development of rules and procedures for determining and demonstrating the capability of Capacity Resources;

     (f) Establish the capability and deliverability of Capacity Resources consistent with the requirements of the Reliability Assurance Agreement;



Issued By:  Richard A. Drom                        Effective: November 10, 2000
            Vice President, General Counsel
Issued On:  November 9, 2000

PJM Interconnection, L.L.C.                              Original Sheet No. 145
First Revised Rate Schedule FERC No. 24

     (g)  Collect and maintain generator availability data;

     (h) Perform any other forecasts, studies or analyses required to administer the Reliability Assurance Agreement;

     (i) Coordinate maintenance schedules for generation resources operated as part of the PJM Control Area;

     (j) Determine and declare that an Emergency exists or has ceased to exist in all or any part of the PJM Control Area or announce that an Emergency exists or ceases to exist in a Control Area interconnected with the PJM Control Area;

     (k) Enter into agreements for (i) the transfer of energy in Emergencies in the PJM Control Area or in a Control Area interconnected with the PJM Control Area and (ii) mutual support in such Emergencies with other Control Areas interconnected with the PJM Control Area; and

     (l) Coordinate the curtailment or shedding of load, or other measures appropriate to alleviate an Emergency, to preserve reliability in accordance with FERC, NERC or MAAC principles, guidelines, standards and requirements and the PJM Manuals, and to ensure the operation of the PJM Control Area in accordance with Good Utility Practice.



Issued By:  Richard A. Drom                        Effective: November 10, 2000
            Vice President, General Counsel
Issued On:  November 9, 2000

PJM Interconnection, L.L.C.                            Original Sheet No. 146
First Revised Rate Schedule FERC No. 24


                                   SCHEDULE 9
                                   ----------

                          EMERGENCY PROCEDURE CHARGES
                          ---------------------------

                        1.   EMERGENCY PROCEDURE CHARGE

     1.1 Following an Emergency, the compliance of each Member with the instructions of the Office of the Interconnection shall be evaluated by the Office of the Interconnection. If, based on such evaluation, it is determined that a Member failed to comply with the instructions of the Office of the Interconnection to implement PJM emergency procedures, that Member shall demonstrate that it employed its best efforts to comply with such instructions. In the event a Member failed to employ its best efforts to comply with the instructions of the Office of the Interconnection, that Member shall pay (unless otherwise paid by the Member under the Reliability Assurance Agreement) an emergency procedure charge as follows:

     (a) For each megawatt of voltage reduction that was not implemented as directed, the Member shall pay 365 times the daily deficiency rate per megawatt set forth in Section A of Schedule 11 of the Reliability Assurance Agreement;

     (b) For each megawatt of load that was not dropped as directed, the Member shall pay 730 times the daily deficiency rate per megawatt set forth in Section A of Schedule 11 of the Reliability Assurance Agreement; and

     (c) For each megawatt of ALM (as defined in the Reliability Assurance Agreement) that was not implemented as directed and for each megawatt of a Capacity Resource that was not made available as directed despite being capable of producing energy at the time, and that is deliverable to the PJM Control Area in the case of a Capacity Resource located outside of the PJM Control Area, the Party shall pay 365 times the daily deficiency rate per megawatt set forth in Section A of Schedule 11 of the Reliability Assurance Agreement.

                2.   DISTRIBUTION OF EMERGENCY PROCEDURE CHARGES

     2.1  Complying Parties.

     Each Member that has complied with the emergency procedures imposed by this Agreement during an Emergency, without incurring an emergency procedure charge, shall share in any emergency procedure charges paid by any other Member that has failed to satisfy said obligation during such Emergency in an equitable manner to be determined by the PJM Board.

     2.2  All Parties.

     In the event all of the Members have incurred emergency procedure charges with respect to an Emergency, the emergency procedure charges related to that Emergency shall be distributed in an equitable manner as directed by the PJM Board.


Issued By:   Richard A. Drom                     Effective: November 10, 2000
             Vice President General Counsel
Issued On:   November 9, 2000

PJM Interconnection, L.L.C.                            Original Sheet No. 147
First Revised Rate Schedule FERC No. 24


                             SCHEDULE 10 - Reserved
                             -----------



                            Reserved for future use.

Issued By:   Richard A. Drom                     Effective: November 10, 2000
             Vice President General Counsel
Issued On:   November 9, 2000

PJM Interconnection, L.L.C.                            Original Sheet No. 148
First Revised Rate Schedule FERC No. 24


                                  SCHEDULE 11
                                  -----------

                          PJM CAPACITY CREDIT MARKETS
                          ---------------------------

                          1.   PURPOSES AND OBJECTIVES

     1.1  PJM Capacity Credit Markets.

     This Schedule sets forth the procedures applicable to the operation of the PJM Capacity Credit Markets. The PJM Capacity Credit Markets will allow Market Participants to buy and sell Capacity Credits at market clearing prices that are established by the PJM Capacity Credit Markets and made public by the Office of the Interconnection. The PJM Capacity Credit Markets shall be administered by the Office of Interconnection in accordance with the principles and procedures specified in this Schedule.

     1.2  Voluntary Use of PJM Capacity Credit Market.

     Except as provided in Section 7.4, participation in any PJM Capacity Credit Market is voluntary.

     1.3  Use of Capacity Credits.

     An entity may use Capacity Credits to meet all or part of its capacity obligations imposed under the Reliability Assurance Agreement. Such Capacity Credits may be used by themselves, or along with any other options for meeting capacity obligations imposed under the Reliability Assurance Agreement.

                                2.   DEFINITIONS

     Unless the context otherwise specifies or requires, capitalized terms used in this Schedule shall have the respective meanings assigned herein or in the Agreement for all purposes of this Schedule (such definitions to be equally applicable to both the singular and the plural forms of the terms defined).

     2.1  [Reserved.]

     2.2  Buy Bid.

     "Buy Bid" shall mean a bid to buy Capacity Credits in a PJM Capacity Credit Market.

     2.3  Capacity Credit.

     "Capacity Credit" shall, subject to the transition provision specified below, mean an entitlement to a specified number of megawatts of Unforced Capacity from a Capacity Resource for the purpose of satisfying capacity obligations imposed under the Reliability Assurance Agreement, such entitlement not to include any entitlement to the output of the Capacity Resource.

Issued By:   Richard A. Drom                     Effective: November 10, 2000
             Vice President General Counsel
Issued On:   November 9, 2000

PJM Interconnection, L.L.C.                            Original Sheet No. 1469
First Revised Rate Schedule FERC No. 24



     2.4  Capacity Credit Market Implementation Date.

     "Capacity Credit Market Implementation Date" shall mean the date specified in Section 7.1 of this Schedule.

     2.5  Capacity Resources.

     "Capacity Resources" shall have the meaning specified in the Reliability Assurance Agreement.

     2.6  Fixed Block.

     "Fixed Block" shall mean a Sell Offer or Buy Bid for not more or less than a specified quantity of Capacity Credits.

     2.7  Holiday.

     "Holiday" shall mean a federal or state holiday designated by the Office of the Interconnection for recognition in the conduct of PJM Daily Capacity Credit Markets.

     2.8  PJM Capacity Credit Market.

     "PJM Capacity Credit Market" shall mean the PJM Daily Capacity Credit Market and the PJM Monthly Capacity Credit Market.

     2.9  PJM Daily Capacity Credit Market.

     "PJM Daily Capacity Credit Market" shall mean a competitive market, administered by the Office of the Interconnection in accordance with the provisions of this Schedule, for the purchase and sale of Capacity Credits for the business day following the day on which the market is conducted and for each of any intervening weekend days or Holidays if the market is conducted on a Friday or the day before a Holiday.

     2.10 PJM Monthly Capacity Credit Market.

     "PJM Monthly Capacity Credit Market" shall mean a competitive market, administered by the Office of the Interconnection in accordance with the provisions of this Schedule, for the purchase and sale of Capacity Credits for each or any of the twelve months following the month during which the market is conducted.

     2.11 Sell Offer.

     "Sell Offer" shall mean an offer to sell Capacity Credits in a PJM Capacity Credit Market.

     2.12 Unforced Capacity.

     "Unforced Capacity" shall have the meaning specified in the Reliability Assurance Agreement.

     2.13 Up-To Block.

     "Up-To Block" shall mean a Sell Offer or Buy Bid for a quantity of Capacity Credits equal to or less than a specified quantity.


Issued By:   Richard A. Drom                     Effective: November 10, 2000
             Vice President General Counsel
Issued On:   November 9, 2000

PJM Interconnection, L.L.C.                            Original Sheet No. 150
First Revised Rate Schedule FERC No. 24


       3.       PARTICIPATION IN THE PJM CAPACITY CREDIT MARKET

     3.1  Eligibility.

     A Member shall become eligible to participate in any of the PJM Capacity Credit Markets by becoming a Market Buyer or a Market Seller, or both as may be appropriate, in accordance with the provisions of Schedule 1 of the Agreement. In order to participate in any of the PJM Capacity Credit Markets, a Market Buyer also either must be (a) an entity that is or will become a Load Serving Entity in the PJM Control Area and a party to the Reliability Assurance Agreement, or (b) have a contractual obligation to sell capacity (including sales for resale) which will be used in the PJM Control Area. A Market Seller may participate in any PJM Capacity Credit Market only to the extent that it has Capacity Credits available to sell in excess of its capacity obligation imposed under the Reliability Assurance Agreement and other contractual obligations to sell capacity (including sales for resale), as determined in accordance with
Section 6.1.3.

     3.2  Effect of Withdrawal.

     Withdrawal from the Agreement shall not relieve a Market Participant of any obligation to furnish or pay for Capacity Credits incurred in connection with participation in a PJM Capacity Credit Market prior to such withdrawal, to pay its share of any fees and charges incurred or assessed by the Office of the Interconnection prior to the date of such withdrawal, or to fulfill any obligation to provide indemnification for the consequences of acts, omissions or events occurring prior to such withdrawal; and provided, further, that withdrawal from this Agreement shall not relieve any Market Participant of any obligations it may have under, or constitute withdrawal from, any Related PJM Agreement.

   4.      RESPONSIBILITIES OF THE OFFICE OF THE INTERCONNECTION

     4.1 Operation of the PJM Capacity Credit Market.

     The Office of the Interconnection shall operate the PJM Capacity Credit Markets in accordance with the provisions of this Schedule and applicable provisions of the Agreement and the Reliability Assurance Agreement. Operation of the PJM Capacity Credit Markets shall include, but not be limited to, provision of the following services:

     i)   Determining the qualification of entities to become Market
          Participants;

     ii)  Administering the PJM Capacity Credit Markets;

     iii) Accounting for PJM Capacity Credit Market transactions, including but not limited to rendering bills to, receiving payments from, and disbursing payments to, participants in the PJM Capacity Credit Markets;

     iv) Maintaining such records of Sell Offers and Buy Bids, clearing price determinations, and other aspects of PJM Capacity Credit Market transactions, as may be appropriate to the administration of the PJM Capacity Credit Markets; and

     v) Monitoring compliance of participants in the PJM Capacity Credit Markets with the provisions of this Schedule and the Agreement.



Issued By:   Richard A. Drom                     Effective: November 10, 2000
             Vice President General Counsel
Issued On:   November 9, 2000

PJM Interconnection, L.L.C.                            Original Sheet No. 151
First Revised Rate Schedule FERC No. 24


     4.2  Records and Reports.

     The Office of the Interconnection shall prepare and maintain such records as are required for the administration of the PJM Capacity Credit Markets. For each day of operation of the PJM Capacity Credit Markets, the Office of the Interconnection shall publish, as specified below: (i) the price, if determined, at which the PJM Capacity Credit Market cleared; (ii) the total volume of Capacity Credits purchased; and (iii) such other PJM Capacity Credit Market data as may be appropriate to the efficient and competitive operation of the PJM Capacity Credit Markets, consistent with preservation of the confidentiality of commercially sensitive or proprietary information. Publication of the foregoing information shall be by posting on the PJM web site. Such information shall remain available on the PJM web site for twelve months from the date of posting. The Office of the Interconnection shall not disclose commercially sensitive or proprietary information in any report or web site posting.

                            5.   GENERAL PROVISIONS
     5.1  Market Sellers.

     Only Market Sellers shall be eligible to submit Sell Offers. Market Sellers shall comply with the terms and conditions of all Sell Offers, as established by the Office of the Interconnection in accordance with this Schedule and the Agreement.

     5.2  Market Buyers.

     Only Market Buyers shall be eligible to submit Buy Bids. Market Buyers shall comply with the terms and conditions of all Buy Bids, as established by the Office of the Interconnection in accordance with this Schedule and the Agreement.

     5.3  Agents.

     A Market Participant may participate in the PJM Capacity Credit Markets through an agent, provided that the Market Participant informs the Office of the Interconnection in advance in writing of the appointment of such agent. A Market Participant participating in the PJM Capacity Credit Markets through an agent shall be bound by all of the acts or representations of such agent with respect to transactions in the PJM Capacity Credit Markets, and shall ensure that any such agent complies with the requirements of this Schedule and the Agreement.

     5.4  General Obligations of Market Participants.

     Each Market Participant shall comply with all laws and regulations applicable to the operation of the PJM Capacity Credit Markets and the use of Capacity Credits, and shall comply with all applicable provisions of this Schedule, the Agreement, and the Reliability Assurance Agreement, and all procedures and requirements for the operation of the PJM Capacity Credit Markets and the PJM Control Area established by the Office of the Interconnection in accordance with the foregoing.



Issued By:   Richard A. Drom                     Effective: November 10, 2000
             Vice President General Counsel
Issued On:   November 9, 2000

PJM Interconnection, L.L.C.                            Original Sheet No. 152
First Revised Rate Schedule FERC No. 24



     5.5 Relationship of Capacity Credits to Capacity Obligations Imposed under the Reliability Assurance Agreement.

     A megawatt of Capacity Credit shall satisfy a megawatt of capacity obligation imposed under the Reliability Assurance Agreement. Capacity Credits purchased from a PJM Capacity Credit Market shall not be adjusted for forced outages or other reasons. Because Capacity Credits are based on Capacity Resources, no further capability or deliverability demonstrations beyond those for the related Capacity Resource shall be required.

     5.6  Deficiency Charges.

     If the Office of the Interconnection determines that the first Market Seller in a PJM Capacity Credit Market of a Capacity Credit did not have sufficient Unforced Capacity to support the Capacity Credit transaction at the time for which the Capacity Credit was applicable, any such deficiency shall be satisfied through payment of deficiency charges by such first Market Seller calculated as specified in the Reliability Assurance Agreement. Any amounts collected from such deficiency charges shall be distributed in accordance with the Reliability Assurance Agreement.

     5.7  Fixed Transmission Rights.
     Acquisition of a Capacity Credit shall not entitle the holder to a Fixed Transmission Right.

     5.8  Confidentiality.

     The following information submitted to the Office of the Interconnection in connection with any PJM Capacity Credit Market shall be deemed confidential information for purposes of Section 18.17 of the Agreement: (i) the terms and conditions of all Sell Offers and Buy Bids; and (ii) the terms and conditions of any bilateral transactions for capacity or Capacity Credits.

          6.   OPERATION OF THE PJM CAPACITY CREDIT MARKETS

     6.1  Content of Sell Offers.

          6.1.1     Specifications.

          Sell Offers shall specify:

          i) The quantity of Capacity Credits offered, in increments of 0.1 megawatt;

          ii) The minimum price, in dollars and cents per megawatt per day, that will be accepted by the seller;

          iii) Whether the offer is for a Fixed Block or an Up-To Block;

          iv) For a PJM Daily Capacity Credit Market conducted on a Friday or the day before a Holiday, the dates on which the offered Capacity Credits may be used; and

          v) For a PJM Monthly Capacity Credit Market, the month or months for which the offered Capacity Credits may be used.




Issued By:   Richard A. Drom                     Effective: November 10, 2000
             Vice President General Counsel
Issued On:   November 9, 2000

PJM Interconnection, L.L.C.                            Original Sheet No. 153
First Revised Rate Schedule FERC No. 24


          6.1.2     Market-based Offers.

          A Market Seller that is authorized by FERC to sell electric generating capacity at market-based prices, or that is not required to have such authorization, may submit Sell Offers to PJM Capacity Credit Markets that specify market-based prices.

          6.1.3     Availability of Capacity Credits for Sale.

          i) The Office of the Interconnection shall determine the maximum megawatts of Capacity Credits each Market Seller may offer in a PJM Capacity Credit Market, through verification of the availability of megawatts of capacity from: (a) Capacity Resources owned by or under contract to the Market Seller; (b) rights obtained in bilateral transactions; (c) the results of prior PJM Capacity Credit Markets; and (d) such other information as may be available to the Office of the Interconnection. The Office of the Interconnection may reject Sell Offers or portions of Sell Offers for Capacity Credits determined by it not to be available for sale.

          ii) The Office of the Interconnection shall determine the maximum amount of Capacity Credits available for sale in a PJM Capacity Credit Market as of the beginning of the period during which Buy Bids and Sell Offers are accepted for each market. To enable the Office of the Interconnection to make this determination, no bilateral transactions for capacity or Capacity Credits applicable to the period covered by a PJM Capacity Credit Market will be processed from the beginning of the period for submission of Sell Offers and Buy Bids for that market until completion of the clearing determination for that market. Processing of such bilateral transactions will recommence once all sales for that market are deemed final as specified below .

          iii) In order for a bilateral transaction for the purchase and sale of a Capacity Credit to be processed by the Office of the Interconnection, both parties to the transaction must notify the Office of the Interconnection of the transfer of the Capacity Credit from the seller to the buyer in accordance with procedures established by the Office of the Interconnection.

     6.2  Content of Buy Bids.

     Buy Bids shall specify:

     i) The quantity of Capacity Credits desired, in increments of 0.1 megawatt;

     ii) The maximum price, in dollars and cents per megawatt per day, that will be paid by the buyer;

     iii) Whether the bid is for a Fixed Block or an Up-To Block;

     iv) For a PJM Daily Capacity Credit Market conducted on a Friday or the day before a Holiday, the dates for which Capacity Credits are desired; and

     v) For a PJM Monthly Capacity Credit Market, the month or months for which Capacity Credits are desired.



Issued By:   Richard A. Drom                     Effective: November 10, 2000
             Vice President General Counsel
Issued On:   November 9, 2000

PJM Interconnection, L.L.C.                            Original Sheet No. 154
First Revised Rate Schedule FERC No. 24


     6.3  Submission of Sell Offers and Buy Bids.

     The submission of Sell Offers and Buy Bids shall be subject to the following requirements:

     i) A Sell Offer or Buy Bid that fails to specify price or quantity, or the date or months for which Capacity Credits are to be used if applicable, shall be rejected by the Office of the Interconnection.

     ii) A Sell Offer or Buy Bid that does not specify whether it is for a Full Block or an Up-To Block shall be deemed a Sell Offer or Buy Bid for an Up-To Block.

     iii) All Sell Offers and Buy Bids for a PJM Daily Capacity Market must be received by the Office of the Interconnection during a specified period, as determined by the Office of the Interconnection, on the day on which the market will be conducted. A Sell Offer or Buy Bid may be withdrawn by a notification of withdrawal received by the Office of the Interconnection at any time during the foregoing period, but may not be withdrawn after that period.

     iv) Sell Offers or Buy Bids for a PJM Daily Capacity Credit Market conducted on a Monday, Tuesday, Wednesday or Thursday that is not the day before a Holiday shall be for Capacity Credits applicable to the following day.

     v) Sell Offers or Buy Bids for a PJM Daily Capacity Credit Market conducted on a Friday or the day before a Holiday shall designate the date, to and including the next business day, to which the Capacity Credits are applicable. A separate PJM Daily Capacity Credit Market shall be conducted on such Friday or day before a Holiday for Capacity Credits applicable to each following day, to and including the next business day.

     vi) Sell Offers and Buy Bids for a PJM Monthly Capacity Credit Market must be received by the Office of the Interconnection during a specified period, as determined by the Office of the Interconnection, on the day of each month designated by the Office of the Interconnection for the conduct of a PJM Monthly Capacity Credit Market. A Sell Offer or Buy Bid may be withdrawn by a notification of withdrawal received by the Office of the Interconnection at any time during the foregoing period, but may not be withdrawn after that period.

     vii) Sell Offers and Buy Bids shall be submitted or withdrawn via the Internet site designated by the Office of the Interconnection; provided, however, that if that Internet site cannot be accessed at any time during the period specified in the foregoing paragraph, a Sell Offer or Buy Bid may be submitted or withdrawn by a facsimile transmitted to the number specified by the Office of the Interconnection.



Issued By:   Richard A. Drom                     Effective: November 10, 2000
             Vice President General Counsel
Issued On:   November 9, 2000

PJM Interconnection, L.L.C.                            Original Sheet No. 155
First Revised Rate Schedule FERC No. 24

     6.4  Conduct of PJM Capacity Credit Markets.

          6.4.1     PJM Daily Capacity Credit Markets.

          Following the submission of Sell Offers and Buy Bids in accordance with the specified deadline for PJM Daily Capacity Credit Markets, a PJM Daily Capacity Credit Market will be conducted each business day. Each such PJM Daily Capacity Credit Market will clear Sell Offers and Buy Bids for Capacity Credits for use the next business day, and for each of any intervening weekend days or Holidays.

          6.4.2     PJM Monthly Capacity Credit Markets.

          Following the submission of Sell Offers and Buy Bids in accordance with the specified deadline for PJM Monthly Capacity Credit Markets, a PJM Monthly Capacity Credit Market will be conducted. Each such PJM Monthly Capacity Credit Market will clear Sell Offers and Buy Bids for Capacity Credits for use in each of the following twelve months.

     6.5  Market Clearing Procedures.

     i) For purposes of the rank ordering and market clearing procedures described below, the Office of the Interconnection will: (a) evaluate all Sell Offers for a Fixed Block at the same price as one Sell Offer for a Fixed Block, with the quantity equal to the total quantity of the equally-priced Sell Offers; (b) evaluate all Sell Offers for an Up-To Block at the same price as one Sell Offer for an Up-to Block, with the quantity equal to the total quantity of the equally-priced Sell Offers; (c) evaluate all Buy Bids for a Fixed Block at the same price as one Buy Bid for a Fixed Block, with the quantity equal to the total quantity of the equally-priced Buy Bids; and (d) evaluate all Buy Bids for an Up-To Block at the same price as one Buy Bid for an Up-to Block, with the quantity equal to the total quantity of the equally-priced Buy Bids.

     ii) The Office of the Interconnection will rank order all Sell Offers and Buy Bids by price. Sell Offers will be ranked by lowest price first and then ranked in ascending price order. Buy Bids will be ranked by highest price first and then ranked in descending price order. Sell Offers or Buy Bids for Fixed Blocks will be given priority in the rank order relative to Sell Offers or Buy Bids for Up-To Blocks of equal price.

     iii) For purposes of the market clearing procedures described below, the Office of the Interconnection will not split or pro-rate: (a) a Sell Offer for a Fixed Block; (b) a combined set of Sell Offers deemed a single Sell Offer for a Fixed Block as specified above; (c) a Buy Bid for a Fixed Block; or (d) a combined set of Buy Bids deemed a single Buy Bid for a Fixed Block as specified above.

     iv) The Office of the Interconnection will determine the largest quantity of Sell Offers and Buy Bids for which the price of the marginal Sell Offer is equal to or less than the price of the marginal Buy Bid. If the marginal Sell Offer and the marginal Buy Bid are both for Up-to Blocks, or if either or both are for Fixed Blocks that can be satisfied without splitting or pro rating any such Fixed Block, the market will clear at price specified in the marginal Sell Offer.



Issued By:   Richard A. Drom                     Effective: November 10, 2000
             Vice President General Counsel
Issued On:   November 9, 2000

PJM Interconnection, L.L.C.                            Original Sheet No. 156
First Revised Rate Schedule FERC No. 24


     v) If either the marginal Sell Offer or the marginal Buy Bid (including Sell Offers or Buy Bids that are combined as specified above) is for a Fixed Block that could not be purchased or sold in full, then that Sell Offer or Buy Bid will be removed from the rank order and the market clearing price redetermined as specified above. If both the marginal Sell Offer and the marginal Buy Bid (including Sell Offers or Buy Bids that are combined as specified above) are for Fixed Blocks that could not be purchased or sold in full, then both blocks will be removed from the rank order and the market clearing price redetermined as specified above.

     vi) If a marginal Sell Offer or Buy Bid is a combination of Sell Offers or Buy Bids deemed to be a single Sell Offer or Buy Bid for an Up-To Block as specified above, the quantity purchased or sold will be allocated among the combined Sell Offers or Buy Bids in proportion to the quantities offered in each of the combined Sell Offers or Buy Bids.

     vii) If all Sell Offers remaining in the rank order are at prices higher than the highest price of any Buy Bid remaining in the rank order, the market will be cleared with no transactions, and a market clearing price will not be determined.

     6.6  Settlement Procedures.

     Upon determination of the market clearing price as specified above: (a) all Sell Offers at a price equal to or less than the market clearing price and not removed from the rank ordering and for which there is sufficient Buy Bid demand at or above the market clearing price will be deemed sold at the market clearing price, and all Buy Bids at a price equal to or greater than the market clearing price and not removed from the rank ordering and for which there is sufficient Sell Offer supply at or below the market clearing price will be deemed satisfied at the market clearing price, with any Up-To Blocks split and pro-rated as may be appropriate; and (b) the accounts of Market Sellers and Market Buyers will be credited or debited accordingly. The foregoing determinations shall be made, and all sales and purchases shall be deemed final, as of specified times, as designated by the Office of the Interconnection, on the day on which each PJM Capacity Market is conducted.

     6.7  Billing.

     The Office of the Interconnection shall prepare a billing statement for each Market Participant in accordance with the charges and credits specified in this Schedule, and showing the net amount to be paid or received by each Market Participant. Billing statements for PJM Daily Capacity Markets shall be rendered following the end of each month for Capacity Credits bought and sold in the month just ended. Billing statements for PJM Monthly Capacity Credit Markets shall be rendered following the end of the month for which the Capacity Credit applies. Billing statements shall provide sufficient detail, as specified in the PJM Manuals, to allow verification of the billing amounts and completion of the Market Participant's internal accounting. Payment of statements shall be made in accordance with the Agreement.





Issued By:   Richard A. Drom                     Effective: November 10, 2000
             Vice President General Counsel
Issued On:   November 9, 2000

PJM Interconnection, L.L.C.                            Original Sheet No. 157
First Revised Rate Schedule FERC No. 24

     6.8  Time Standard.

     All deadlines for the submission or withdrawal of Sell Offers or Buy Bids, or for other purposes specified in this Schedule, shall be determined by the time observed in the Eastern time zone.

                       7.   EFFECTIVE DATE AND TRANSITION

     7.1  Effective Date.

     The Capacity Credit Market Implementation Date shall be October 15, 1998, or as soon thereafter as the Office of the Interconnection can initiate trading in the PJM Capacity Credit Market.

     7.2  Transition Provisions.

     To the extent that the Office of the Interconnection is not able to administer a PJM Capacity Credit Market in accordance with the standards and procedures specified above at the Capacity Credit Market Implementation Date, the Office of the Interconnection shall implement the foregoing standards and procedures if and to the extent practicable. The Office of the Interconnection shall thereafter conform to each of the standards and procedures specified above as soon as practicable.

     7.3  Capacity Credit.

     Prior to the effective date of the provisions for Unforced Capacity under the Reliability Assurance Agreement, "Capacity Credit" shall mean an entitlement to a specified number of megawatts of Capacity from a Capacity Resource for the purpose of satisfying a capacity obligation imposed under the Reliability Assurance Agreement, and deficiency charges shall be determined in accordance with the then-current Reliability Assurance Agreement.

     7.4  Mandatory Sell Offers and Buy Bids.

     For the Daily Capacity Credit Markets conducted with respect to the Operating Days between January 1, 1999 and May 31, 2001, there shall be the following mandatory Sell Offers and Buy Bids:

     i) Any Member that owns or has contracted for Capacity Credits or Capacity Resources shall be required to make Sell Offers in each Daily Capacity Credit Market to the full extent of the megawatts of capacity that it has available to sell in excess of its capacity obligations imposed under the Reliability Assurance Agreement and other contractual obligations to sell capacity, as determined in accordance with Section 6.1.3, as of the beginning of the period during which Buy Bids and Sell Offers are accepted. To the extent that any such megawatts of capacity available to a Member are not contained in such Sell Offers, PJM automatically will place for that Member a Sell Offer of an Up-To Block for such remaining amounts of capacity at a price of zero.



Issued By:   Richard A. Drom                     Effective: November 10, 2000
             Vice President General Counsel
Issued On:   November 9, 2000

PJM Interconnection, L.L.C.                            Original Sheet No. 158
First Revised Rate Schedule FERC No. 24


     ii) A party to the Reliability Assurance Agreement shall be required to make Buy Bids in each Daily Capacity Credit Market for the amount of capacity that, as of the beginning of the period during which Buy Bids and Sell Offers are accepted, it lacks for purposes of meeting its capacity obligations imposed under the Reliability Assurance Agreement for the Operating Day covered by the Daily Capacity Credit Market. To the extent that a party to the Reliability Assurance Agreement does not place such Buy Bids, PJM automatically will place for that party a Buy Bid of an Up-To Block that, when added to its other Buy Bids, would meet its capacity obligations imposed under the Reliability Assurance Agreement, at a price equal to the then-current deficiency charge under the Reliability Assurance Agreement.

     iii) A party shall have only one position, either excess of or deficient of capacity obligations imposed under the Reliability Assurance Agreement, as determined by the Office of the Interconnection.


Issued By:   Richard A. Drom                     Effective: November 10, 2000
             Vice President General Counsel
Issued On:   November 9, 2000